Exhibit 10.2
AMENDMENT NO. 1 TO THE
REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment No. 1”) is being executed and delivered as of October 28, 2013, by and among Chicago Bridge and Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), certain Subsidiaries party to the hereinafter identified and defined in the Credit Agreement, as borrowers (the “Subsidiary Borrowers” and together with the Company, the “Borrowers”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) under said Credit Agreement, and the Required Lenders party hereto. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent are currently parties to that certain Revolving Credit Agreement, dated as of December 21, 2012 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders agree to amend the Credit Agreement and the Subsidiary Guaranty in certain respects;

WHEREAS, on the terms and conditions set forth herein, the Required Lenders have agreed to amend the Credit Agreement and the Subsidiary Guaranty as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Administrative Agent, the Borrowers and the Lenders, such parties hereby agree as follows:

1.Amendment to the Credit Agreement. Effective as of the date first written above, upon the satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit A hereto.

2.Amendment to the Subsidiary Guaranty. Effective as of the date first written above, upon the satisfaction of the conditions set forth in Section 4 below, the Subsidiary Guaranty is hereby amended in its entirety to read as set forth in Exhibit B hereto.

3.Amendment to Exhibit G (Form of Compliance Certificate). Effective as of the date first written above, upon the satisfaction of the conditions set forth in Section 4 below, the Form of Compliance Certificate attached as Exhibit G of the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit G hereto.

4.Conditions of Effectiveness. The effectiveness of this Amendment No. 1 is subject to the conditions precedent that the Administrative Agent or Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as an arranger for this Amendment No. 1 (in such capacity, the “Arranger”) shall have received (i) counterparts of this Amendment No. 1 duly executed and delivered by the Company, the Subsidiary Borrowers and the Required Lenders and executed counterparts of the Reaffirmation attached hereto duly executed and delivered by the Subsidiary Guarantors, (ii) for the account of each Lender that executes and delivers its counterpart hereto as and by such time as is requested by the Arranger, an amendment fee in the amount previously disclosed to the Lenders and (iii) payment and/or reimbursement of its and its affiliates’ fees and expenses (including reasonable out-of-pocket fees and expenses of counsel) in connection herewith.

5.Representation and Warranties. Each Borrower hereby represents and warrants that (i) all of the representations and warranties contained in Article VI of the Credit Agreement, as amended hereby, are true and correct as of the date hereof (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true and correct as of such date) and (ii) no Default or Unmatured Default is in effect.

6.No Implicit Waiver. Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment No. 1 shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with its original terms.

7.Reference to Credit Agreement. Upon the effectiveness of this Amendment No. 1, each reference in the Credit Agreement, the Subsidiary Guaranty or any other Loan Document to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be reference to the Credit Agreement or the Subsidiary Guaranty, as applicable, as amended and modified by this Amendment No. 1.

8.GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, AND SHALL BE FURTHER SUBJECT TO THE PROVISIONS OF SECTIONS 11.12 AND 11.13 OF THE CREDIT AGREEMENT.

9.Counterparts. This Amendment No. 1 may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Amendment No. 1 by facsimile or electronic transmission (e.g., “pdf”) shall be effective as delivery of an original executed counterpart of this Amendment No. 1.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Company

By: CHICAGO BRIDGE & IRON COMPANY B.V.
Its: Managing Director

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Director

CB&I INC., as a Subsidiary Borrower

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CBI SERVICES, INC., as a Subsidiary Borrower

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as a Subsidiary Borrower

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY B.V., as a Subsidiary Borrower

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Director

CHICAGO BRIDGE & IRON COMPANY, as a Subsidiary Borrower

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Bridget J. Manduk
Name: Bridget J. Manduk
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Arthur Ng
Name: Arthur Ng
Title: Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director

By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

BNP PARIBAS, as a Lender

By: /s/ Nicolas Rabier
Name: Nicolas Rabier
Title: Managing Director

By: /s/ Brendan Heneghan
Name: Brendan Heneghan
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By: /s/ Steve Ray
Name: Steve Ray
Title: Director

COMPASS BANK, as a Lender

By: /s/ Randall Morrison
Name: Randall Morrison
Title: Executive Director

BANK OF MONTREAL, as a Lender

By: /s/ John Armstrong
Name: John Armstrong
Title: Director

RIYAD BANK, HOUSTON AGENCY, as a Lender

By: /s/ William B. Shepard
Name: William B. Shepard
Title: General Manager

By: /s/ Paul N. Travis
Name: Paul N. Travis
Title: VP & Head of Corporate Finance

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Jason Krogh
Name: Jason Krogh
Title: Authorized Signatory

SANTANDER BANK, N.A., as a Lender

By: /s/ John W. Deegan
Name: John W. Deegan
Title: Senior Vice President

ABU DHABI INTERNATIONAL BANK N.V., as a Lender

By: /s/ David Young
Name: David Young
Title: Vice President

By: /s/ William Ghazar
Name: William Ghazar
Title: Senior Vice President

MIZUHO BANK, LTD., as a Lender

By: /s/ Tenya Mitsuboshi
Name: Tenya Mitsuboshi
Title: Deputy General Manager

ARAB BANKING CORPORATION (B.S.C.), as a Lender

By: /s/ Tony Berbari
Name: Tony Berbari
Title: General Manager

By: /s/ Gautier Strub
Name: Gautier Strub
Title: VP – Relationship Mananger

STANDARD CHARTERED BANK, as a Lender

By: /s/ James P. Hughes
Name: James P. Hughes A2386
Title: Director

By: /s/ Robert K. Reddington
Name: Robert K. Reddington
Title: Credit Documentation Manager

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

HSBC BANK USA, N.A., as a Lender

By: /s/ Wadie C. Habiby
Name: Wadie C. Habiby
Title: Vice President, Corporate Banking

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By: /s/ Diane Pockaj
Name: Diane Pockaj
Title: Managing Director

By: /s/ Matthew Havens
Name: Matthew Havens
Title: Vice President

LLOYDS BANK PLC (f/k/a LLOYDS TSB BANK PLC), as a Lender

By: /s/ Karen Welch
Name: Karen Welch
Title: Vice President – W011

By: /s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President – G011

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Director

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 in connection with that certain Revolving Credit Agreement dated as of December 21, 2012 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among Chicago Bridge and Iron Company N.V. (the “Company”), certain Subsidiaries of the Company party thereto as borrowers (the “Subsidiary Borrowers”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) under the Credit Agreement and the lenders party to said Credit Agreement, which Amendment No. 1 is dated as of October 28, 2013 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment (including, without limitation, the amendment to the Subsidiary Guaranty set forth in Section 2 thereof) and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement and the Subsidiary Guaranty contained in the above-referenced documents shall be a reference to the Credit Agreement and the Subsidiary Guaranty as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

51726595_2

CHICAGO BRIDGE & IRON COMPANY

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory
CB&I TYLER COMPANY

By: /s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer
CB&I INC.

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory
A&B BUILDERS, LTD.

By: /s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

ASIA PACIFIC SUPPLY COMPANY

By: /s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

51726595_2

CBI AMERICAS LTD.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

CSA TRADING COMPANY, LTD.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

CB&I WOODLANDS L.L.C.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

CBI COMPANY LTD.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

CENTRAL TRADING COMPANY, LTD.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

CONSTRUCTORS INTERNATIONAL, L.L.C.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

HBI HOLDINGS, L.L.C.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

HOWE-BAKER INTERNATIONAL, L.L.C.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

HOWE-BAKER ENGINEERS, LTD.

By: _/s/ Luciano Reyes_________________________
Name: Luciano Reyes
Title: Treasurer
HOWE-BAKER HOLDINGS, L.L.C.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer
HOWE-BAKER MANAGEMENT, L.L.C.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer
HOWE-BAKER INTERNATIONAL MANAGEMENT L.L.C.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer
MATRIX ENGINEERING, LTD.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

MATRIX MANAGEMENT SERVICES, L.L.C.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

OCEANIC CONTRACTORS, INC.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Treasurer

CBI VENEZOLANA, S.A.

By: /s/ Rui Orlando Gomes__________________________
Name: Rui Orlando Gomes
Title: Treasurer

CBI MONTAJES DE CHILE LIMITADA

By: /s/ Rui Orlando Gomes__________________________
Name: Rui Orlando Gomes
Title: Director
CB&I EUROPE B.V.

By: /s/ Raymond Buckley__________________________
Name: Raymond Buckley
Title: Director
CBI EASTERN ANSTALT

By: /s/ Ronald A. Ballschmiede__________________________
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CBI LUXEMBOURG S.a.r.L.

By: /s/ Sergio Lopez__________________________
Name: Sergio Lopez
Title: Authorized Signatory

CMP HOLDINGS B.V.

By: /s/ Kevin J. Forder__________________________
Name: Kevin J. Forder
Title: Director

Executed by CBI Constructors Pty Ltd ACN 000 612 411 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director
Ian Michael Bendesh	Peter K. Bennett
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

CBI ENGINEERING AND CONSTRUCTION CONSULTANT (SHANGHAI) CO. LTD.

By: /s/ Raymond Buckley__________________________
Name: Raymond Buckley
Title: Chairman
CBI (PHILIPPINES), INC.

By: /s/ Peter K. Bennett__________________________
Name: Peter K. Bennett
Title: President

CBI OVERSEAS, LLC

By: /s/ Walter Browning__________________________
Name: Walter Browning
Title: Secretary

CBI CONSTRUCTORS (PNG) PTY. LIMITED

By: /s/ Peter K. Bennett__________________________
Name: Peter K. Bennett
Title: Director

CBI CONSTRUCTORS LIMITED

By: /s/ Kevin J. Forder__________________________
Name: Kevin J. Forder
Title: Authorized Signatory

CBI HOLDINGS (U.K.) LIMITED

By: /s/ Kevin J. Forder__________________________
Name: Kevin J. Forder
Title: Director
CB&I UK LIMITED

By: /s/ Richard E. Chandler, Jr.__________________________
Name: Richard E. Chandler, Jr.
Title: Director
CB&I LUMMUS CREST LTD.

By: /s/ L. T. M. Kester__________________________
Name: L. T. M. Kester
Title: Managing Director
CB&I MALTA LIMITED

By: /s/ L. T. M. Kester__________________________
Name: L. T. M. Kester
Title: Managing Director

LUTECH RESOURCES LIMITED

By: /s/ L. T. M. Kester__________________________
Name: L. T. M. Kester
Title: Managing Director

NETHERLANDS OPERATING COMPANY B.V.

By: /s/ Imre A. Csoti__________________________
Name: Imre A. Csoti
Title: Director

CB&I NEDERLAND B.V.

By: /s/ Imre A. Csoti__________________________
Name: Imre A. Csoti
Title: Director

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By: /s/ Geoffrey R. Loft__________________________
Name: Geoffrey R. Loft
Title: Director

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By: /s/ Geoffrey R. Loft__________________________
Name: Geoffrey R. Loft
Title: Director

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By: /s/ Geoffrey R. Loft__________________________
Name: Geoffrey R. Loft
Title: Director

CHICAGO BRIDGE & IRON (ANTILLES) N.V.
By: /s/ Douglas Arthur Willard__________________________
Name: Douglas Arthur Willard
Title: Managing Director

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By: /s/ Ronald A. Ballschmiede__________________________
Name: Ronald A. Ballschmiede
Title: Director

LEALAND FINANCE COMPANY B.V.

By: /s/ Ronald A. Ballschmiede__________________________
Name: Ronald A. Ballschmiede
Title: Managing Director

CB&I FINANCE COMPANY LIMITED

By: /s/ Kevin J. Forder__________________________
Name: Kevin J. Forder
Title: Authorized Signatory

CB&I OIL & GAS EUROPE B.V.

By: /s/ Ronald A. Ballschmiede__________________________
Name: Ronald A. Ballschmiede
Title: Managing Director

CBI COLOMBIANA S.A.

By: /s/ Ronald A. Ballschmiede__________________________
Name: Ronald A. Ballschmiede
Title: Director

CHICAGO BRIDGE & IRON COMPANY B.V.

By: /s/ Ronald A. Ballschmiede__________________________
Name: Ronald A. Ballschmiede
Title: Managing Director

LUMMUS INTERNATIONAL CORPORATION

By: /s/ John R. Albanese, Jr.__________________________
Name: John R. Albanese, Jr.
Title: Director

HUA LU ENGINEERING CO., LTD.

By: /s/ John R. Albanese, Jr.__________________________
Name: John R. Albanese, Jr.
Title: Director

LUMMUS CATALYST COMPANY LTD.

By: /s/ John R. Albanese, Jr.__________________________
Name: John R. Albanese, Jr.
Title: Vice President & Treasurer

LUMMUS OVERSEAS CORPORATION

By: /s/ John R. Albanese, Jr.__________________________
Name: John R. Albanese, Jr.
Title: Vice President & Treasurer

CATALYTIC DISTILLATION TECHNOLOGIES

By: /s/ John R. Albanese, Jr.__________________________
Name: John R. Albanese, Jr.
Title: Director

LUMMUS TECHNOLOGY, INC.

By: /s/ John R. Albanese, Jr.__________________________
Name: John R. Albanese, Jr.
Title: CFO & Treasurer

CBI SERVICES, INC.

By: /s/ Ronald A. Ballschmiede__________________________
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED

By: /s/ Robert Havlick__________________________
Name: Robert Havlick
Title: Director

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By: /s/ Sergio Lopez__________________________
Name: Sergio Lopez
Title: Managing Director

LUMMUS NOVOLEN TECHNOLOGY GMBH

By: /s/ Godofredo Follmer__________________________
Name: Godofredo Follmer
Title: Managing Director

CB&I LUMMUS GMBH

By: /s/ Andreas Schwarzhaupt__________________________
Name: Andreas Schwarzhaupt
Title: Managing Director

CB&I S.R.O.

By: /s/ Hynek Jicinsky__________________________
Name: Hynek Jicinsky
Title: Managing Director

CBI PERUANA S.A.C.

By: /s/ Rui Orlando Gomes__________________________
Name: Rui Orlando Gomes
Title: Treasurer

HORTON CBI, LIMITED

By: /s/ Marc R. Beauregard__________________________
Name: Marc R. Beauregard
Title: President

CB&I (NIGERIA) LIMITED

By: /s/ Douglas Arthur Willard__________________________
Name: Douglas Arthur Willard
Title: Director

CB&I SINGAPORE PTE LTD.

By: /s/ Ronald A. Ballschmiede__________________________
Name: Ronald A. Ballschmiede
Title: Director

SHAW NORTH CAROLINA, INC.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Director

SHAW ALLOY PIPING PRODUCTS, LLC

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Manager

SHAW SUNLAND FABRICATORS, LLC

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Manager

SHAW CONSTRUCTORS, INC.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Director

STONE & WEBSTER CONSTRUCTION, INC.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Director

STONE & WEBSTER, INC.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Director

STONE & WEBSTER ASIA, INC.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Director

SHAW ENVIRONMENTAL, INC.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Director

SHAW OVERSEAS (FAR EAST), LTD.

By: /s/ Sergio Lopez__________________________
Name: Sergio Lopez
Title: Vice President-Tax

THE SHAW GROUP INC.

By: /s/ Luciano Reyes__________________________
Name: Luciano Reyes
Title: Director

EXHIBIT A

REVOLVING CREDIT AGREEMENT 1
Dated as of December 21, 2012
among

CHICAGO BRIDGE & IRON COMPANY N.V.,
CHICAGO BRIDGE & IRON COMPANY (DELAWARE),
THE OTHER SUBSIDIARY BORROWERS,
THE INSTITUTIONS FROM TIME TO TIME PARTIES HERETO AS LENDERS
and
BANK OF AMERICA, N.A.,
as Administrative Agent and Swing Line Lender
and
CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Syndication Agent
and
BNP PARIBAS, THE ROYAL BANK OF SCOTLAND PLC, COMPASS BANK and BMO HARRIS BANK, N.A.,
as Documentation Agents
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Joint Lead Arrangers and Joint Book Runners

1 This version is a composite Revolving Credit Agreement containing all changes pursuant to Amendment No. 1 dated as of October 28, 2013.

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS

Section 1.1	Defined Terms
Section 1.2	Singular/Plural References; Accounting Terms
Section 1.3	References
Section 1.4	Supplemental Disclosure

ARTICLE II	REVOLVING LOAN FACILITY

Section 2.1	Revolving Loans
Section 2.2	Swing Line Loans
Section 2.3	Rate Options for all Advances; Maximum Interest Periods
Section 2.4	Optional Payments; Mandatory Prepayments
Section 2.5	Changes in Commitments
Section 2.6	Method of Borrowing
Section 2.7	Method of Selecting Types and Interest Periods for Advances
Section 2.8	Minimum Amount of Each Advance
Section 2.9	Method of Selecting Types and Interest Periods for Conversion and Continuation of Advances
Section 2.10	Default Rate
Section 2.11	Method of Payment
Section 2.12	Evidence of Debt
Section 2.13	Telephonic Notices
Section 2.14	Promise to Pay; Interest and Commitment Fees; Interest Payment Dates; Interest and Fee Basis; Taxes; Loan and Control Accounts
Section 2.15	Notification of Advances, Interest Rates, Prepayments and Aggregate Commitment Reductions
Section 2.16	Lending Installations
Section 2.17	Payments Generally; Administrative Agent’s Clawback
Section 2.18	Termination Date
Section 2.19	Replacement of Certain Lenders
Section 2.20	Subsidiary Borrowers
Section 2.21	Judgment Currency
Section 2.22	Defaulting Lenders

ARTICLE III	THE LETTER OF CREDIT FACILITY

Section 3.1	The Letter of Credit Commitment
Section 3.2	Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit
Section 3.3	Drawings and Reimbursements; Funding of Participations
Section 3.4	Repayment of Participants
Section 3.5	Obligations Absolute
Section 3.6	Role of Issuing Bank
Section 3.7	Applicability of ISP and UCP; Limitation of Liability

Section 3.8	Letter of Credit Fees
Section 3.9	Conflict with L/C Documents
Section 3.10	Letters of Credit Issued for Subsidiaries
Section 3.11	Letter of Credit Amounts
Section 3.12	Market Disruption
Section 3.13	Controlled Account

ARTICLE IV	CHANGE IN CIRCUMSTANCES

Section 4.1	Yield Protection
Section 4.2	Changes in Capital Adequacy Regulations
Section 4.3	Availability of Types of Advances
Section 4.4	Funding Indemnification
Section 4.5	Lender Statements; Survival of Indemnity

ARTICLE V	CONDITIONS PRECEDENT

Section 5.1	Initial Advances and Letters of Credit
Section 5.2	Initial Advance to Each New Subsidiary Borrower
Section 5.3	Each Advance and Letter of Credit after the Transaction Closing Date

ARTICLE VI	REPRESENTATIONS AND WARRANTIES

Section 6.1	Organization; Corporate Powers
Section 6.2	Authority, Execution and Delivery; Loan Documents
Section 6.3	No Conflict; Governmental Consents
Section 6.4	Financial Statements
Section 6.5	No Material Adverse Change
Section 6.6	Payment of Taxes
Section 6.7	Litigation; Loss Contingencies and Violations
Section 6.8	Subsidiaries
Section 6.9	ERISA
Section 6.10	Accuracy of Information
Section 6.11	Securities Activities
Section 6.12	Material Agreements
Section 6.13	Compliance with Laws
Section 6.14	Assets and Properties
Section 6.15	Statutory Indebtedness Restrictions
Section 6.16	Insurance
Section 6.17	Environmental Matters
Section 6.18	Representations and Warranties of each Subsidiary Borrower
Section 6.19	Benefits
Section 6.20	Solvency
Section 6.21	OFAC
Section 6.22	PATRIOT Act
Section 6.23	Senior Indebtedness

ARTICLE VII	COVENANTS

Section 7.1	Reporting
Section 7.2	Affirmative Covenants
Section 7.3	Negative Covenants
Section 7.4	Financial Covenants

ARTICLE VIII	DEFAULTS

Section 8.1	Defaults

ARTICLE IX	ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

Section 9.1	Termination of Commitments; Acceleration
Section 9.2	Amendments
Section 9.3	No Waiver; Cumulative Remedies; Enforcement

ARTICLE X	GUARANTY

Section 10.1	Guaranty
Section 10.2	Waivers; Subordination of Subrogation
Section 10.3	Guaranty Absolute
Section 10.4	Acceleration
Section 10.5	Marshaling; Reinstatement
Section 10.6	Termination Date

ARTICLE XI	GENERAL PROVISIONS

Section 11.1	Survival of Representations
Section 11.2	Governmental Regulation
Section 11.3	Performance of Obligations
Section 11.4	Headings
Section 11.5	Entire Agreement
Section 11.6	Several Obligations; Benefits of this Agreement
Section 11.7	Expenses; Indemnity; Damage Waiver
Section 11.8	Numbers of Documents
Section 11.9	Accounting
Section 11.10	Severability of Provisions
Section 11.11	No Advisory or Fiduciary Responsibility
Section 11.12	GOVERNING LAW
Section 11.13	CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL
Section 11.14	Other Transactions
Section 11.15	Subordination of Intercompany Indebtedness
Section 11.16	Lenders Not Utilizing Plan Assets
Section 11.17	Collateral
Section 11.18	USA PATRIOT Act, Bank Secrecy Act and Office of Foreign Assets Control
Section 11.19	Payments Set Aside
Section 11.20	Keepwell

ARTICLE XII	THE ADMINISTRATIVE AGENT

Section 12.1	Appointment and Authority
Section 12.2	Rights as a Lender
Section 12.3	Exculpatory Provisions
Section 12.4	Reliance by Administrative Agent
Section 12.5	Delegation of Duties
Section 12.6	Resignation of Administrative Agent
Section 12.7	Non-Reliance on Administrative Agent and Other Lenders
Section 12.8	No Other Duties, Etc
Section 12.9	Administrative Agent May File Proofs of Claim
Section 12.10	Guaranty Matters
Section 12.11	Obligations of Lenders Several
Section 12.12	Interest Rate Limitation
Section 12.13	Electronic Execution of Assignments and Certain Other Documents
Section 12.14	Hedge Obligations

ARTICLE XIII	SETOFF; RATABLE PAYMENTS

Section 13.1	Setoff
Section 13.2	Ratable Payments
Section 13.3	Application of Payments
Section 13.4	Relations Among Lenders
Section 13.5	Failure to Make Payment

ARTICLE XIV	BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

Section 14.1	Successors and Assigns
Section 14.2	Treatment of Certain Information; Confidentiality
Section 14.3	Dissemination of Information

ARTICLE XV	NOTICES

Section 15.1	Notices; Effectiveness; Electronic Communication

ARTICLE XVI	COUNTERPARTS; INTEGRATION; EFFECTIVENESS

EXHIBITS AND SCHEDULES

Exhibits

EXHIBIT A‑1     —    Commitments (Definitions)
EXHIBIT A‑2     —    Issuing Banks
EXHIBIT A‑3     —    Mandatory Cost
EXHIBIT B     —    Form of Borrowing/Election Notice (Section 2.7 and
        Section 2.9)
EXHIBIT C     —    Swing Line Loan Notice (Section 2.2)
EXHIBIT D     —    Form of Assignment and Assumption (Sections 2.19 and 14.3)
EXHIBIT E‑1     —    Form of Company’s US Counsel’s Opinion (Section 5.1(a))
EXHIBIT E‑2     —    Form of Company’s Foreign Counsel’s Opinion (Section 5.1(a))
EXHIBIT E‑3     —    [RESERVED]
EXHIBIT E‑4     —    Form of Counsel’s Opinion for Subsidiary Borrowers (Section 5.1(a))
EXHIBIT F     —    Form of Officer’s Certificate (Sections 5.3 and 7.1(a)(iii))
EXHIBIT G     —    Form of Compliance Certificate (Sections 5.3 and 7.1(a)(iii))
EXHIBIT H     —    Form of Subsidiary Guaranty (Definitions)
EXHIBIT I     —    Form of Revolving Loan Note
EXHIBIT J     —    Form of Assumption Letter (Definitions)
EXHIBIT K     —    [RESERVED]
EXHIBIT L     —    Form of Commitment and Acceptance (Section 2.5(b)(i))
Schedules
Schedule 1.1.1     —    Permitted Existing Indebtedness (Definitions)
Schedule 1.1.2     —    Permitted Existing Investments (Definitions)
Schedule 1.1.3     —    Permitted Existing Liens (Definitions)
Schedule 1.1.4     —    Permitted Existing Contingent Obligations (Definitions)
Schedule 1.1.5     —    Initial Material Subsidiaries and Material Subsidiaries
Schedule 3.1     —    Existing Letters of Credit (Section 3.1(a)(ii))
Schedule 6.7     —    Litigation (Section 6.7)
Schedule 6.8     —    Subsidiaries (Section 6.8)
Schedule 6.9     —    Pensions and Post‑Retirement Plans
Schedule 6.17     —    Environmental Matters (Section 6.17)
Schedule 7.3(n)     —    Subsidiary Covenants (Section 7.3(n))
Schedule 7.3(s)     —    Permitted Restricted Payments (Section 7.3(s))

REVOLVING CREDIT AGREEMENT
This Revolving Credit Agreement dated as of December 21, 2012 is entered into among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Initial Borrower”), and one or more other Subsidiaries of the Company from time to time parties hereto as Subsidiary Borrowers (as hereinafter defined), the institutions from time to time parties hereto as Lenders, whether by execution of this Agreement or an Assignment and Assumption pursuant to Section 14.1, and Bank of America, N.A. (“BofA”), in its capacity as administrative agent for itself and the other Lenders (in such capacity, together with any successor appointed pursuant to Article XII, the “Administrative Agent”) and as Swing Line Lender. The parties hereto agree as follows:
Article I

DEFINITIONS
SECTION 1.1    Certain Defined Terms. In addition to the terms defined above, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined as used in this Agreement:
“2006 Bond Trust Deed” is defined in Section 7.3(g)(ii).
“Accounting Change” is defined in Section 11.9.
“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any Person, firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding Equity Interests of another Person.
“Act” is defined in Section 11.18.
“Adjusted Aggregate Commitment” means, on any date of determination, the Aggregate Commitment minus an amount equal to three percent (3%) of the aggregate face amounts of all Letters of Credit denominated in Agreed Currencies other than Dollars.
“Adjusted Indebtedness” of a Person means, without duplication, such Person’s Indebtedness but excluding obligations with respect to (i) the undrawn portion of any Performance Letters of Credit, bank guarantees supporting obligations comparable to those supported by Performance Letters of Credit and all reimbursement agreements related thereto and (ii) liabilities of such Person or any of its Subsidiaries under any sale and leaseback transaction which do not create a liability on the consolidated balance sheet of such Person.
“Administrative Agent” is defined in the recital of parties to this Agreement.
“Advance” means a borrowing hereunder consisting of the aggregate amount of the several Loans made by some or all of the Lenders to the applicable Borrower of the same Type and, in the case of Eurodollar Rate Advances for the same Interest Period.
“Affected Lender” is defined in Section 2.19.
“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the “beneficial owner” (as defined in Rule 13d‑3 under the Securities Exchange Act of 1934) of greater than ten percent (10.0%) or more of any class of voting securities (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Capital Stock, by contract or otherwise.
“Agent Parties” is defined in Section 15.1(c).
“Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as may be adjusted from time to time pursuant to the terms hereof. The Aggregate Commitment as of the Closing Date is Six Hundred and Fifty Million Dollars ($650,000,000).
“Agreed Currencies” means (i) Dollars and (ii) any other Eligible Agreed Currency which the applicable Borrower requests the applicable Issuing Bank to include as an Agreed Currency hereunder and which is acceptable to such Issuing Bank and the Administrative Agent. For purposes of this definition, “Eligible Agreed Currency” means any currency other than Dollars (i) that is readily available, (ii) that is freely traded, (iii) in which deposits are customarily offered to banks in the London interbank market, (iv) which is convertible into Dollars in the international interbank market and (v) as to which an Equivalent Amount may be readily calculated.
“Agreement” means this Revolving Credit Agreement, as it may be amended, restated, amended and restated or otherwise modified and in effect from time to time.
“Agreement Accounting Principles” means generally accepted accounting principles as in effect in the United States from time to time, applied in a manner consistent with that used in preparing the financial statements of the Company referred to in Section 6.4(b) hereof; provided, however, except as provided in Section 11.9, that with respect to the calculation of financial ratios and other financial tests required by this Agreement, “Agreement Accounting Principles” means generally accepted accounting principles as in effect in the United States as of the date of this Agreement, applied in a manner consistent with that used in preparing the financial statements of the Company referred to in Section 6.4(b) hereof.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus ½ of 1%, and (iii) the Eurodollar Rate (without giving effect to the Applicable Eurodollar Margin) for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate, respectively.
“Applicable Commitment Fee Percentage” means, as at any date of determination, the rate per annum then applicable in the determination of the amount payable under Section 2.14(c)(i) hereof determined in accordance with the provisions of Section 2.14(d)(ii) hereof.
“Applicable Eurodollar Margin” means, as at any date of determination, the rate per annum then applicable to Eurodollar Rate Loans determined in accordance with the provisions of Section 2.14(d)(ii) hereof.
“Applicable Floating Rate Margins” means, as at any date of determination, the rate per annum then applicable to Floating Rate Loans, determined in accordance with the provisions of Section 2.14(d)(ii) hereof.
“Applicable L/C Fee Percentage” means, as at any date of determination, (x) with respect to Performance Letters of Credit, the rate per annum then applicable to Performance Letters of Credit, and (y) with respect to Financial Letters of Credit, the rate per annum then applicable to Financial Letters of Credit, in each case determined in accordance with the provisions of Section 2.14(d)(ii).
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means MLPFS and CACIB, in their respective capacities as the arrangers for the credit transaction evidenced by this Agreement.
“Asset Sale” means, with respect to any Person, the sale, lease, conveyance, disposition or other transfer by such Person of any of its assets (including by way of a sale‑leaseback transaction, and including the sale or other transfer of any of the Equity Interests of any Subsidiary of such Person, but not the Equity Interests of such Person) to any Person other than the Company or any of its wholly‑owned Subsidiaries other than (i) the sale of inventory in the ordinary course of business and (ii) the sale or other disposition of any obsolete equipment disposed of in the ordinary course of business.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 14.1(b)), and accepted by the Administrative Agent, in substantially the form of

Exhibit D or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent.
“Assumption Letter” means a letter of a Subsidiary of the Company addressed to the Lenders in substantially the form of Exhibit J hereto pursuant to which such Subsidiary agrees to become a “Subsidiary Borrower” and agrees to be bound by the terms and conditions hereof.
“Authorized Officer” means a Managing Director of the Company, or such other Person as authorized by a Managing Director, acting singly; provided, that the Administrative Agent shall have received a manually signed certificate of the Secretary of the Company as to the incumbency of, and bearing a manual specimen signature of, such duly authorized Person.
“Auto-Extension Letter of Credit” is defined in Section 3.2(c).
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that for the avoidance of doubt a Bankruptcy Event shall not result solely by virtue of (i) any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof or (ii) in the case of a Solvent Person, the precautionary appointment of an administrator, guardian, custodian or other similar official by a Governmental Authority under or based on the Law of the country where such Person is subject to home jurisdiction supervision if applicable Law requires that such appointment not be publicly disclosed, provided, further, that such ownership interest or action does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Benefit Plan” means a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan or Foreign Pension Plan) in respect of which the Company or any other member of the Controlled Group is, or within the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA.
“BofA” is defined in the recital of parties to this Agreement.
“Borrower” means, as applicable, any of the Subsidiary Borrowers, together with their permitted respective successors and assigns; and “Borrowers” shall mean, collectively, the Subsidiary Borrowers.
“Borrower Materials” is defined in Section 15.1(c).

“Borrowing Date” means a date on which an Advance or Swing Line Loan is made hereunder.
“Borrowing/Election Notice” is defined in Section 2.7.
“BSA” is defined in Section 11.18.
“Business Day” means (i) with respect to any borrowing, payment or rate selection of Loans bearing interest at the Eurodollar Rate, a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York and on which dealings in Dollars and the other Agreed Currencies are carried on in the London interbank market (and, if the Letter of Credit which is the subject of such issuance or payment is denominated in euro, a day upon which such clearing system as is determined by the Administrative Agent to be suitable for clearing or settlement of the euro is open for business) and (ii) for all other purposes a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York.
“Buying Lender” is defined in Section 2.5(b)(ii).
“CACIB” means Crédit Agricole Corporate and Investment Bank.
“Capital Stock” means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.
“Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.
“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.
“Cash Collateralize” means to deposit in a Controlled Account or to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Banks, the Lenders or the Swing Line Lender, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swing Line Loans, cash or deposit account balances or, if the Administrative Agent and the applicable Issuing Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Bank. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; (ii) domestic and Eurodollar certificates of deposit and time deposits, bankers’ acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies, the long‑term indebtedness of which institution at the time of acquisition is rated A‑ (or better) by S&P or A3 (or better) by Moody’s, and which certificates of deposit and time deposits are fully protected against currency fluctuations for any such deposits with a term of more than ninety (90) days; (iii) shares of money market, mutual or similar funds having assets in excess of $100,000,000 and the investments of which are limited to (x) investment grade securities (i.e., securities rated at least Baa by Moody’s or at least BBB by S&P) and (y) commercial paper of United States and foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial industrial or utility companies which, at the time of acquisition, are rated A‑1 (or better) by S&P or P‑1 (or better) by Moody’s (all such institutions being, “Qualified Institutions”); (iv) commercial paper of Qualified Institutions; provided that the maturities of such Cash Equivalents shall not exceed three hundred sixty‑five (365) days from the date of acquisition thereof; and (v) auction rate securities (long‑term, variable rate bonds tied to short‑term interest rates) that are rated Aaa by Moody’s or AAA by S&P.
“Change” is defined in Section 4.2.
“Change of Control” means an event or series of events by which:
(i)    any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d‑3 under the Securities Exchange Act of 1934), directly or indirectly, of twenty percent (20%) or more of the voting power of the then outstanding Capital Stock of the Company entitled to vote generally in the election of the directors of the Company; or
(ii)    the majority of the board of directors of the Company fails to consist of Continuing Directors; or
(iii)    except as expressly permitted under the terms of this Agreement, the Company or any Subsidiary Borrower consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its property to any Person, or any Person consolidates with or merges into the Company or any Subsidiary Borrower, in either event pursuant to a transaction in which the outstanding Capital Stock of the Company or such Subsidiary Borrower, as applicable, is reclassified or changed into or exchanged for cash, securities or other property; or
(iv)    except as otherwise expressly permitted under the terms of this Agreement, the Company shall cease to own and control, either directly or indirectly, all of the economic and voting rights associated with all of the outstanding Capital Stock of each of the Subsidiary Guarantors or shall cease to have the power, directly or indirectly, to elect all of the members of the board of directors of each of the Subsidiary Guarantors.
“Closing Date” means the date on which the conditions precedent set forth in Section 5.1(a) are satisfied or waived, which date is December 21, 2012.
“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.
“Collateral Shortfall Amount” is defined in Section 9.1(a).
“Commission” means the Securities and Exchange Commission of the United States of America and any Person succeeding to the functions thereof.
“Commitment” means, for each Lender, the obligation of such Lender to make Revolving Loans and to purchase participations in Letters of Credit and to participate in Swing Line Loans not exceeding the amount set forth on Exhibit A‑1 to this Agreement opposite its name thereon under the heading “Commitment” or in the Assignment and Assumption by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Assumption.
“Commitment Increase Notice” is defined in Section 2.5(b)(i).
“Commitment Termination Date” means the earliest of (a) April 30, 2013 (which date shall be extended to June 30, 2013 if the Outside Date (as defined in the Transaction Agreement) shall have been extended to June 30, 2013 pursuant to Section 8.1(b)(i) of the Transaction Agreement as in effect on July 30, 2012), unless the Transaction Closing Date shall have occurred prior to such date, (b) the closing of the Shaw Acquisition without the use of the Term Facility and the revolving credit facility established hereunder, and (c) the termination of the Transaction Agreement prior to closing of the Shaw Acquisition in accordance with its terms.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Company” is defined in the recital of parties to this Agreement.
“Computation Date” is defined in Section 2.4(b).
“Consolidated Fixed Charges” means, for any period, the sum of (i) Consolidated Long‑Term Lease Rentals for such period and (ii) consolidated Interest Expense of the Company and its Subsidiaries (including capitalized interest and the interest component of Capitalized Leases) for such period; provided, that for each period following the Transaction Closing Date until four full quarters following the Transaction Closing Date have passed, Interest Expense shall be calculated by multiplying the Interest Expense for the first such quarter by four, and for the period of two such quarters by two and for the period of three such quarters by 4/3.

“Consolidated Long‑Term Lease Rentals” means, for any period, the sum of the minimum amount of rental and other obligations of the Company and its Subsidiaries required to be paid during such period under all leases of real or personal property (other than Capitalized Leases) having a term (including any required renewals or extensions or any renewals or extensions at the option of the lessor or lessee) of one year or more after the commencement of the initial term, determined on a consolidated basis in accordance with GAAP.
“Consolidated Net Income” means, for any period, the net income (or deficit) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (a) any extraordinary gain or loss (net of any tax effect), (b) cash distributions received by the Company or any Subsidiary from any Eligible Joint Venture and (c) net earnings of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions.
“Consolidated Net Income Available for Fixed Charges” means, for any period, Consolidated Net Income plus, to the extent deducted in determining such Consolidated Net Income, (i) provisions for income taxes, (ii) Consolidated Fixed Charges, (iii) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Company, (iv) retention bonuses paid to officers, directors and employees of the Company and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, (v) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, (vi) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, (vii) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, (viii) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000, and (ix) commencing on the NPA Amendment Date and continuing thereafter, equity earnings booked or recognized by the Company or any of its Subsidiaries from Eligible Joint Ventures not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreement, as amended on the NPA Amendment Date) of EBITDA of the Company pursuant to clauses (i) through (ix) of the definition thereof for such period.
“Consolidated Net Worth” means, at a particular date, all amounts which would be included under shareholders’ or members’ equity on the consolidated balance sheet for the Company and its consolidated Subsidiaries plus any preferred stock of the Company to the extent that it has not been redeemed for indebtedness, as determined in accordance with Agreement Accounting Principles.
“Contaminant” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum‑derived substance or waste, asbestos, polychlorinated biphenyls (“PCBs”), or any constituent of any such substance or waste, and includes but is not limited to these terms as defined in Environmental, Health or Safety Requirements of Law.
“Contingent Obligation”, as applied to any Person, means any Contractual Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co‑made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received. The amount of any Contingent Obligation shall be equal to the present value of the portion of the obligation so guaranteed or otherwise supported, in the case of known recurring obligations, and the maximum reasonably anticipated liability in respect of the portion of the obligation so guaranteed or otherwise supported assuming such Person is required to perform thereunder, in all other cases.
“Continuing Director” means, with respect to any person as of any date of determination, any member of the board of directors of such Person who (a) was a member of such board of directors on the Closing Date, or (b) was nominated for election or elected to such board of directors with the approval of the required majority of the Continuing Directors who were members of such board at the time of such nomination or election; provided that an individual who is so elected or nominated in connection with a merger, consolidation, acquisition or similar transaction shall not be a Continuing Director unless such individual was a Continuing Director prior thereto.
“Contractual Obligation”, as applied to any Person, means any provision of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Controlled Account” means each deposit account and securities account that is subject to an account control agreement in form and substance satisfactory to the Administrative Agent.
“Controlled Group” means the group consisting of (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with the Company; and (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Company, any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above.
“Country Risk Event” means:
(i)    any law, action or failure to act by any Governmental Authority in the applicable Borrower’s or Letter of Credit beneficiary’s country which has the effect of:
(A)    changing the Obligations as originally agreed,
(B)    changing the ownership or control by the applicable Borrower or Letter of Credit beneficiary of its business, or
(C)    preventing or restricting the conversion into or transfer of the applicable Agreed Currency;
(ii)    force majeure; and
(iii)    any similar event
which, in relation to (i), (ii) and (iii), directly or indirectly, prevents or restricts the payment or transfer of any amounts owing under the Obligations in the applicable Agreed Currency into an account designated by the Administrative Agent or applicable Issuing Bank and freely available to the Administrative Agent or such Issuing Bank.
“Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans plus such Lender’s L/C Exposure and its participation interests in the outstanding Swing Line Loans.
“Customary Permitted Liens” means:
(i)    Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or (if foreclosure, distraint, sale or other similar proceedings shall not have been commenced or any such proceeding after being commenced is stayed) which are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;
(ii)    statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen, service providers or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;
(iii)    Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds; provided that (A) all such Liens do not in the aggregate materially detract from the value of the Company’s or its Subsidiary’s assets or property taken as a whole or materially impair the use thereof in the operation of the businesses taken as a whole, and (B) all Liens securing bonds to stay judgments or in connection with appeals do not secure at any time an aggregate amount exceeding $5,000,000;
(iv)    Liens arising with respect to zoning restrictions, easements, encroachments, licenses, reservations, covenants, rights‑of‑way, utility easements, building restrictions and other similar charges, restrictions or encumbrances on the use of real property which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its respective Subsidiaries;
(v)    Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against the Company or any of its Subsidiaries which do not constitute a Default under Section 8.1(h) hereof; and
(vi)    any interest or title of the lessor in the property subject to any operating lease entered into by the Company or any of its Subsidiaries in the ordinary course of business.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
“Deficient Amount” is defined in Section 2.4(b)(iii).
“Default” means an event described in Article VIII hereof.
“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swing Line Loans or (iii) pay over to any Lender Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified any Borrower or any Lender Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Lender Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Lender Party’s receipt of such certification in form and substance reasonably satisfactory to it and the Administrative Agent, or (d) has become, or has a Lender Parent that has become, the subject of a Bankruptcy Event.
“Designated Hedging Agreements” is defined in Section 11.15.
“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.
“Disclosed Litigation” is defined in Section 6.7.
“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety‑one (91) days after the Termination Date.
“DOL” means the United States Department of Labor and any Person succeeding to the functions thereof.
“Dollar” and “$” means dollars in the lawful currency of the United States of America.
“Dollar Amount” of any currency at any date shall mean (i) the amount of such currency if such currency is Dollars or (ii) the equivalent in Dollars of the amount of such currency if such currency is any currency other than Dollars, calculated on the basis of the Spot Rate (determined as of such date, if such date is a Computation Date, or if such date is not a Computation Date, as of the most recent Computation Date) of the Administrative Agent or the applicable Issuing Bank, as the case may be.
“Domestic Subsidiary” means a Subsidiary of the Company organized under the laws of a jurisdiction located in the United States of America and substantially all of the operations of which are conducted within the United States.

“Dutch Borrower” means any Borrower which is incorporated under the laws of the Netherlands.
“EBIT” means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with Agreement Accounting Principles, of (i) Consolidated Net Income, plus (ii) Interest Expense to the extent deducted in computing Consolidated Net Income, plus (iii) charges against income for foreign, federal, state and local taxes to the extent deducted in computing Consolidated Net Income, plus (iv) any other non‑recurring non‑cash charges (excluding any such non‑cash charges to the extent any such non‑cash charge becomes, or is expected to become, a cash charge in a later period) to the extent deducted in computing Consolidated Net Income, plus (v) extraordinary losses incurred other than in the ordinary course of business to the extent deducted in computing Consolidated Net Income, minus (vi) any non‑recurring non‑cash credits to the extent added in computing Consolidated Net Income, minus (vii) extraordinary gains realized other than in the ordinary course of business to the extent added in computing Consolidated Net Income.
“EBITDA” means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with Agreement Accounting Principles, of (i) EBIT plus (ii) depreciation expense to the extent deducted in computing Consolidated Net Income, plus (iii) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Net Income, plus (iv) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, plus (v) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Company, plus (vi) retention bonuses paid to officers, directors and employees of the Company and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, plus (vii) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, plus (viii) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, plus (ix) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000, and plus (x) commencing on the NPA Amendment Date and continuing thereafter, equity earnings booked or recognized by the Company or any of its Subsidiaries from Eligible Joint Ventures not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreement, as amended on the NPA Amendment Date) of EBITDA of the Company pursuant to clauses (i) through (ix) of this definition for such period.
“Effective Commitment Amount” is defined in Section 2.5(b)(i).
“Eligible Assignee” means a Person that is primarily engaged in the business of commercial banking and that (A) is a Lender or an affiliate of a Lender, (B) shall have senior unsecured long‑term debt ratings which are rated at least BBB (or the equivalent) as publicly announced by S&P or Fitch Investors Services, Inc. or Baa2 (or the equivalent) as publicly announced by Moody’s, or (C) shall otherwise be reasonably acceptable to the Administrative Agent and the Issuing Banks.
“Eligible Designee” means a special purpose corporation, partnership, limited partnership or limited liability company that is administered by a Lender or an Affiliate of a Lender and (i) is organized under the laws of the United States of America or any state thereof, (ii) is engaged primarily in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) issues (or the parent of which issues) commercial paper rated at least A‑1 or the equivalent thereof by S&P or the equivalent thereof by Moody’s.
“Eligible Joint Venture” means, at each time of determination, a joint venture of the Company or any of its Subsidiaries that has been designated as such to the Administrative Agent (a) for which annual unaudited financial statements and quarterly unaudited financial statements have been delivered to the Administrative Agent and the Lenders, in each case such financial statements prepared in accordance with GAAP and otherwise in form and substance reasonably satisfactory to the Administrative Agent, (b) of which between a 20% and 50% interest in the profits or capital thereof is owned by the Company or one or more of its Subsidiaries, or the Company and one or more of its Subsidiaries, (c) for which the Eligible Joint Venture Leverage Ratio of such joint venture is less than 1.00 to 1.00, and (d) that is validly existing under the Laws of its jurisdiction of organization or formation (or equivalent); provided, however, that there may not be more than ten (10) designated Eligible Joint Ventures at any time.
“Eligible Joint Venture Consolidated Net Income” means, for any period, the net income (or deficit) of any joint venture of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (a) any extraordinary gain or loss (net of any tax effect) and (b) net earnings of any Person (other than a Subsidiary) in which such joint venture or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by such joint venture or such Subsidiary in the form of cash distributions.
“Eligible Joint Venture EBITDA” means, for any period, for any joint venture of the Company or any of its Subsidiaries, an amount equal to Eligible Joint Venture Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Eligible Joint Venture Consolidated Net Income: (i) Eligible Joint Venture Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by such joint venture for such period, (iii) depreciation and amortization expense and (iv) other non-recurring expenses of such joint venture reducing such Eligible Joint Venture Consolidated Net Income which do not represent a cash item in such period or any future period and minus (b) the following to the extent included in calculating such Eligible Joint Venture Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of such joint venture for such period and (ii) all non-cash items increasing Eligible Joint Venture Consolidated Net Income for such period.
“Eligible Joint Venture Interest Charges” means, for any period, for any joint venture of the Company or any of its Subsidiaries, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of such joint venture in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of such joint venture with respect to such period under capital leases that is treated as interest in accordance with GAAP.
“Eligible Joint Venture Leverage Ratio” means, as of any date of determination, for any joint venture of the Company, the ratio of (a) Indebtedness for such joint venture of the Company or any of its Subsidiaries, on a consolidated basis, to (b) Eligible Joint Venture EBITDA for the period of the four prior fiscal quarters ending on or most recently ended prior to such date.
“EMU” means Economic and Monetary Union as contemplated in the Treaty on European Union.
“Environmental, Health or Safety Requirements of Law” means all Requirements of Law derived from or relating to foreign, federal, state and local laws or regulations relating to or addressing pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., in each case including any amendments thereto, any successor statutes, and any regulations or guidance promulgated thereunder, and any state or local equivalent thereof.
“Environmental Lien” means a lien in favor of any Governmental Authority for (a) any liability under Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock). Equity Interests will not include any Incentive Arrangements or obligations or payments thereunder.
“Equivalent Amount” of any currency with respect to any amount of Dollars at any date shall mean the equivalent in such currency of such amount of Dollars, calculated on the basis of the Spot Rate (determined as of such date, if such date is a Computation Date, or if such date is not a Computation Date, as of the most recent Computation Date) of the Administrative Agent or the applicable Issuing Bank, as the case may be.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time including (unless the context otherwise requires) any rules or regulations promulgated thereunder.
“Escalating L/C” means each Letter of Credit which provides for an increasing face amount from time to time.

“Escrowed Proceeds” means the proceeds from the Takeout Financing that are funded into escrow in one or more escrow accounts which will be released from escrow pursuant to and in accordance with the terms of the escrow agreement among the Initial Borrower, the purchasers of the Notes and the escrow agent thereunder.
“euro” and/or “EUR” means the euro referred to in Council Regulation (EC) No. 1103/97 dated June 17, 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of EMU.
“Eurodollar Base Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Rate Advance, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and
(b)    for any interest calculation with respect to the Alternate Base Rate on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two (2) Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied to the applicable Interest Period in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. The Administrative Agent does not warrant, nor accept responsibility, nor shall it have any liability with respect to the administration, submission or any other matter related to LIBOR or any comparable or successor rate referenced in this definition above.
“Eurodollar Rate” means, with respect to a Eurodollar Rate Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the then Applicable Eurodollar Margin, changing as and when the Applicable Eurodollar Margin changes, plus (iii) for Eurodollar Rate Advances by a Lender from its office or branch in the United Kingdom, the Mandatory Cost, plus (iv) any other mandatory costs imposed by any governmental or regulatory authority.
“Eurodollar Rate Advance” means an Advance which bears interest at a Eurodollar Rate.

“Eurodollar Rate Loan” means a Loan made on a fully syndicated basis pursuant to Section 2.1, which bears interest based on clause (a) of the definition of “Eurodollar Base Rate”.
“Excluded Foreign Subsidiary” means any Foreign Subsidiary other than those listed as Foreign Subsidiaries on Schedule 1.1.5.
“Excluded Joint Venture” means a Subsidiary that is a joint venture or an unincorporated association that is not required to become a Guarantor pursuant to Section 7.2(k)(v).
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 11.20 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, would have become effective with respect to such related Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.
“Exemption Certificate” is defined in Section 2.14(e)(vi).
“Existing Letters of Credit” is defined in Section 3.1(a)(ii).
“Existing Revolving Credit Agreement” means that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 by and among the Company and certain of the Subsidiary Borrowers parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Facility Termination Date” shall mean the date on which all of the Termination Conditions have been satisfied.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such

Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.
“Federal Funds Effective Rate” means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. Eastern time (daylight or standard, as applicable) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.
“Fee Letter” means the Fee Letter dated as of July 30, 2012 among the Company, BofA, MLPFS and CACIB.
“Financial Credit Obligations” means the sum of the outstanding principal amount of all Loans and all Financial L/C Obligations.
“Financial Credit Sublimit” means, at any time, an amount equal to $487,500,000.
“Financial L/C Obligations” means, without duplication, an amount equal to the sum of (i) the aggregate of the Dollar Amount then available for drawing under each of the Financial Letters of Credit (provided that, with respect to any Escalating L/C which is a Financial Letter of Credit, such available amount shall equal the maximum Dollar Amount (after giving effect to all possible increases) available to be drawn under such Escalating L/C), (ii) the Dollar Amount equal to the stated amount of all outstanding L/C Drafts corresponding to the Financial Letters of Credit, which L/C Drafts have been accepted by the applicable Issuing Bank, (iii) the aggregate outstanding Dollar Amount of all Unreimbursed Amounts under Financial Letters of Credit at such time and (iv) the aggregate Dollar Amount equal to the maximum stated amount of all Financial Letters of Credit requested by the Borrowers but not yet issued or, in the case of an Escalating L/C which is a Financial Letter of Credit, the portion of such maximum stated amount not yet issued (unless the request for an unissued Financial Letter of Credit has been denied).
“Financial Letter of Credit” means any Letter of Credit other than a Performance Letter of Credit.
“Financial Officer” means any of the chief financial officer, principal accounting officer, treasurer or controller of the Company, acting singly.
“Fixed Charge Coverage Ratio” is defined in Section 7.4(b).
“Floating Rate” means, for any day for any Loan, a rate per annum equal to the Alternate Base Rate for such day, changing when and as the Alternate Base Rate changes, plus the then Applicable Floating Rate Margin.

“Floating Rate Advance” means an Advance which bears interest at the Floating Rate.
“Floating Rate Loan” means a Loan, or portion thereof, which bears interest at the Floating Rate.
“Foreign Employee Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of the Company, any of its respective Subsidiaries or any members of its Controlled Group and is not covered by ERISA pursuant to ERISA Section 4(b)(4).
“Foreign Pension Plan” means any employee benefit plan as described in Section 3(3) of ERISA for which the Company or any member of its Controlled Group is a sponsor or administrator and which (i) is maintained or contributed to for the benefit of employees of the Company, any of its respective Subsidiaries or any member of its Controlled Group, (ii) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.
“Foreign Subsidiary” means a Subsidiary of the Company which is not a Domestic Subsidiary.
“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s Pro Rata Share of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Pro Rata Share of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.
“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“Fundamental Changes” is defined in Section 7.3(h).
“Funded Issuing Bank” means, at any date of determination, each Issuing Bank which has issued a Letter of Credit and such Letter of Credit is outstanding as of such date.
“Governmental Authority” means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi‑governmental entity established to perform any of such functions.

“Gross Negligence” means recklessness, or actions taken or omitted with conscious indifference to or the complete disregard of consequences or rights of others affected. Gross Negligence does not mean the absence of ordinary care or diligence, or an inadvertent act or inadvertent failure to act. If the term “gross negligence” is used with respect to the Administrative Agent or any Lender or any indemnitee in any of the other Loan Documents, it shall have the meaning set forth herein.
“Guaranteed Obligations” is defined in Section 10.1.
“Guarantor(s)” shall mean the Company and the Subsidiary Guarantors.
“Guaranty” means each of (i) the guaranty by the Company and each Subsidiary Borrower of all of the Obligations of Company and the Subsidiary Borrowers pursuant to Article X of this Agreement and (ii) the Subsidiary Guaranty, in each case, as amended, restated, supplemented or otherwise modified from time to time.
“Hedge Bank” means any Person that, (a) at the time it enters into a Designated Hedging Agreements not prohibited by this Agreement, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Designated Hedging Agreement not prohibited by this Agreement, in each case, in its capacity as a party to such Designated Hedging Agreement.
“Hedging Arrangements” is defined in the definition of Hedging Obligations below.
“Hedging Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including, but not limited to, dollar‑denominated or cross‑currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants or any similar derivative transactions (“Hedging Arrangements”), and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.
“Home Country” is defined in Section 6.18(a)(i).
“Honor Date” is defined in Section 3.3(a).
“Incentive Arrangements” means any stock ownership, restricted stock, stock option, stock appreciation rights, “phantom” stock plans, employment agreements, non‑competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with the retention of executives, officers or employees of the Company and its Subsidiaries.

“Indebtedness” of a Person means, without duplication, such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property or services (other than (i) accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade, and (ii) purchase price adjustments, earnouts or other similar forms of contingent purchase prices), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property or assets now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances or other instruments, (e) Capitalized Lease Obligations, (f) Contingent Obligations, (g) obligations with respect to any letters of credit, bank guarantees and similar instruments, including, without limitation, Financial Letters of Credit and Performance Letters of Credit (in each case, under and as defined in this Agreement and the Revolving Credit Facility), and all reimbursement agreements related thereto, (h) Off‑Balance Sheet Liabilities and (j) Disqualified Stock.
“Indemnified Matters” is defined in Section 11.7(b).
“Indemnitees” is defined in Section 11.7(b).
“Initial Borrower” is defined in the recital of parties to this Agreement.
“Initial Material Subsidiary” means each Subsidiary (i) the consolidated net revenues of which for the most recent fiscal year of the Company for which audited financial statements have been delivered pursuant to Section 7.01(a)(ii) were greater than five percent (5%) of the Company’s consolidated net revenues for such fiscal year or (ii) the consolidated tangible assets of which as of the end of such fiscal year were greater than five percent (5%) of the Company’s consolidated tangible assets as of such date. For purposes of making the determinations required by this definition, revenues and assets of Foreign Subsidiaries shall be converted into Dollars at the rates used in preparing the consolidated balance sheet of the Company included in the applicable financial statements. The Initial Material Subsidiaries on the Closing Date are identified in Schedule 1.1.5 hereto.
“Insolvency Event” is defined in Section 11.15.
“Intercompany Indebtedness” is defined in Section 11.15.
“Interest Expense” means, for any period, the total gross interest expense of the Company and its consolidated Subsidiaries, whether paid or accrued, including, without duplication, the interest component of Capitalized Leases, commitment and letter of credit fees, the discount or implied interest component of Off‑Balance Sheet Liabilities, capitalized interest expense, pay‑in‑kind interest expense, amortization of debt documents and net payments (if any) pursuant to Hedging Arrangements relating to interest rate protection, all as determined in conformity with Agreement Accounting Principles.
“Interest Period” means with respect to a Eurodollar Rate Loan, a period of one (1), two (2), three (3) months or six (6) months, commencing on a Business Day selected by the applicable Borrower on which a Eurodollar Rate Advance is made to such Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day; provided, further, that subject to the Administrative Agent’s receipt of all Lenders’ consent thereto, an Interest Period may be a period other than a period of one (1), two (2), three (3) months or six (6) months so long as such period is not more than twelve (12) months.
“Investment” means, with respect to any Person, (i) any purchase or other acquisition by that Person of any Indebtedness, Equity Interests or other securities, or of a beneficial interest in any Indebtedness, Equity Interests or other securities, issued by any other Person, (ii) any purchase by that Person of all or substantially all of the assets of a business (whether of a division, branch, unit operation, or otherwise) conducted by another Person; and (iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business) or capital contribution actually invested by that Person to any other Person (but excluding any subsequent passive increases or accretions to the value of such initial capital contribution), including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business.
“IRS” means the Internal Revenue Service and any Person succeeding to the functions thereof.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuing Banks” means (a) BofA or any of its Affiliates and (b) any of the other Lenders identified on Exhibit A‑2 hereto (as amended or supplemented from time to time) in its separate capacity as an issuer of Letters of Credit. The designation of any Lender as an Issuing Bank after the Closing Date shall be subject to the prior written consent of such designee and the Administrative Agent.
“Issuing Bank Sublimit” means (a) an amount equal to $487,500,000 or (b) with respect to any Issuing Bank, such lesser amount as may be separately agreed in writing between such Issuing Bank and the Company from time to time (with specific notice of such amount, and any change thereto, with respect to each Issuing Bank being promptly communicated to the Administrative Agent); provided that the sum of such amounts agreed with all Issuing Banks shall not exceed the amount set forth in clause (a).
“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Floating Rate Advance.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Documents” means with respect to any Letter of Credit issued by any Issuing Bank, the Letter of Credit Application, and any other document, agreement and instrument entered into by such Issuing Bank and a Loan Party (or any Subsidiary) or in favor of such Issuing Bank and relating to such Letter of Credit.
“L/C Draft” means a draft drawn on an Issuing Bank pursuant to a Letter of Credit.
“L/C Exposure” means, with respect to any Lender at any time, such Lender’s Pro Rata Share of the outstanding L/C Obligations at such time.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 3.11. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Lenders” means the lending institutions listed on the signature pages of this Agreement as a Lender and their respective successors and assigns.
“Lender Increase Notice” is defined in Section 2.5(b)(i).
“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.
“Lender Party” means the Administrative Agent, each Issuing Bank, the Swing Line Lender or any other Lender.
“Lending Installation” means, with respect to a Lender or the Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent listed on the signature pages of this Agreement for such Lender, or on the administrative information sheets provided to the Administrative Agent in connection herewith or otherwise selected by such Lender or the Administrative Agent pursuant to Section 2.16.
“Letter of Credit” means any letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder and shall include the Existing Letters of Credit and the Letters of Credit deemed issued hereunder pursuant to Section 3.1(a)(iii).

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuing Bank.
“Letter of Credit Expiration Date” means the day that is five Business Days prior to the Termination Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).
“Leverage Ratio” is defined in Section 7.4(a).
“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).
“Loan Account” is defined in Section 2.12(a).
“Loan Documents” means this Agreement, the Fee Letter, each Assumption Letter executed hereunder, the Subsidiary Guaranty and all other documents, instruments, notes and agreements executed in connection therewith or contemplated thereby, as the same may be amended, restated or otherwise modified and in effect from time to time.
“Loan Parties” means, at any time, the Company, each Subsidiary Borrower that is a party hereto as of such time and each of the Guarantors.
“Loan(s)” means, with respect to a Lender, such Lender’s portion of any Advance made pursuant to Section 2.1 hereof, and in the case of the Swing Line Lender, any Swing Line Loan made pursuant to Section 2.2 hereof, and collectively all Revolving Loans and Swing Line Loans, whether made or continued as or converted to Floating Rate Loans or Eurodollar Rate Loans.
“Mandatory Cost” is described in Exhibit A‑3 hereto.
“Margin Stock” shall have the meaning ascribed to such term in Regulation U.
“Market Disruption” is defined in Section 2.11.
“Material Adverse Effect” means a material adverse effect upon (a) the business, condition (financial or otherwise), operations, performance, properties or results of operations of the Company, any other Borrower, or the Company and its Subsidiaries, taken as a whole, (b) the collective ability of the Company or any of its Subsidiaries to perform their respective obligations under the Loan Documents, or (c) the ability of the Lenders or the Administrative Agent to enforce the Obligations; it being understood and agreed that the occurrence of a Product Liability Event shall not constitute an event which causes a “Material Adverse Effect” unless and until the aggregate amount of, or attributable to, Product Liability Events (to the extent not covered by third‑party insurance as to which the insured does not dispute coverage) exceeds, during any period of twelve (12) consecutive months, the greater of (x) $20,000,000 and (y) 20% of EBITDA (for the then most recently completed period of four fiscal quarters of the Company).
“Material Indebtedness” is defined in Section 8.1(e).
“Material Subsidiary” means, without duplication, (a) each Subsidiary Borrower and (b) any Subsidiary that directly or indirectly owns or Controls any Subsidiary Borrower or other Material Subsidiary and (c) any other Subsidiary (i) the consolidated net revenues of which for the most recent fiscal year of the Company for which audited financial statements have been delivered pursuant to Section 7.01(a)(ii) were greater than five percent (5%) of the Company’s consolidated net revenues for such fiscal year or (ii) the consolidated assets of which as of the end of such fiscal year were greater than five percent (5%) of the Company’s consolidated assets as of such date; provided that, if at any time the aggregate amount of the consolidated net revenues or consolidated assets of all Subsidiaries that are not Material Subsidiaries exceeds twenty percent (20%) of the Company’s consolidated net revenues for any such fiscal year or twenty percent (20%) of the Company’s consolidated assets as of the end of any such fiscal year, the Company (or, in the event the Company has failed to do so within 10 days, the Administrative Agent) shall designate sufficient Subsidiaries as “Material Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Material Subsidiaries. For purposes of making the determinations required by this definition, (x) revenues and assets of Foreign Subsidiaries shall be converted into Dollars at the rates used in preparing the consolidated balance sheet of the Company included in the applicable financial statements and (y) revenues and assets of Excluded Joint Ventures shall be disregarded. The Material Subsidiaries on the Closing Date are identified in Schedule 1.1.5 hereto.
“Maximum Rate” is defined in Section 12.12.

“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 100% of the Fronting Exposure of each applicable Issuing Bank with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 3.13, an amount equal to 100% of the amount of all applicable LC Obligations, and (c) otherwise, an amount determined by the Administrative Agent and the applicable Issuing Bank in their sole discretion; provided that with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 9.1, or the other provisions of this Agreement when a Default has occurred and is continuing, “Minimum Collateral Account” shall mean an amount equal to 103% of the amount of all applicable LC Obligations.

“MLPFS” means Merrill, Lynch, Pierce, Fenner & Smith Incorporated.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a “Multiemployer Plan” as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either the Company or any member of the Controlled Group.
“NEH” means Nuclear Energy Holdings, L.L.C., a Delaware limited liability company and wholly owned subsidiary of the Company.

“Net Cash Proceeds” means, with respect to any Asset Sale or Sale and Leaseback Transaction by any Person, (a) cash or Cash Equivalents (freely convertible into Dollars) received by such Person or any Subsidiary of such Person from such Asset Sale or Sale and Leaseback Transaction (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such Asset Sale or Sale and Leaseback Transaction), after (i) provision for all income or other taxes measured by or resulting from such Asset Sale or Sale and Leaseback Transaction, (ii) payment of all brokerage commissions and other fees and expenses and commissions related to such Asset Sale or Sale and Leaseback Transaction, and (iii) all amounts used to repay Indebtedness (and any premium or penalty thereon) secured by a Lien on any asset disposed of in such Asset Sale or Sale and Leaseback Transaction or which is or may be required (by the express terms of the instrument governing such Indebtedness or by applicable law) to be repaid in connection with such Asset Sale or Sale and Leaseback Transaction (including payments made to obtain or avoid the need for the consent of any holder of such Indebtedness); and (b) cash or Cash Equivalents payments in respect of any other consideration received by such Person or any Subsidiary of such Person from such Asset Sale or Sale and Leaseback Transaction upon receipt of such cash payments by such Person or such Subsidiary.
“New Money Credit Event” means, with respect to any Issuing Bank, any increase (directly or indirectly) in such Issuing Bank’s exposure (whether by way of additional credit or banking facilities or otherwise, including as part of a restructuring) to the applicable Borrower, any Governmental Authority in such Borrower’s or any applicable Letter of Credit beneficiary’s country occurring by reason of (a) any law, action or requirement of any Governmental Authority in such Borrower’s or such Letter of Credit beneficiary’s country, or (b) any request in respect of external indebtedness of borrowers in such Borrower’s or such Letter of Credit beneficiary’s country applicable to banks generally which conduct business with such borrowers, or (c) any agreement in relation to clause (a) or (b), in each case to the extent calculated by reference to the Obligations outstanding prior to such increase.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.2 and (ii) has been approved by the Required Lenders.
“Non-Extension Notice Date” is defined in Section 3.2(c).
“Non-Obligor Subsidiaries” is defined in Section 7.3(q).
“Non-U.S. Lender” is defined in Section 2.14(e)(vi).

“Note Purchase Agreement” means that certain Note Purchase and Guarantee Agreement among the Initial Borrower, the Company and the institutional investors named therein.
“Notes” means senior notes in an aggregate principal amount of up to $800.0 million to be issued by the Initial Borrower pursuant to the Note Purchase Agreement to finance the Transaction and as otherwise set forth in the Note Purchase Agreement.
“NPA Amendment Date” means the effective date of the amendment to the Note Purchase Agreement to amend the definitions of “EBITDA” and “Consolidated Net Income Available for Fixed Charges” therein in a manner consistent with such corresponding definitions set forth herein, as such date is confirmed by the Administrative Agent.
“Obligations” means all Loans, L/C Obligations, advances, debts, liabilities, obligations, covenants and duties owing, by the Borrowers or any of their Subsidiaries to the Administrative Agent, any Lender, the Swing Line Lender, the Arrangers, any Affiliate of the Administrative Agent or any Lender, any Issuing Bank, any Indemnitee, of any kind or nature, present or future, arising under this Agreement, the L/C Documents or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, foreign exchange risk, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys’ fees and disbursements, paralegals’ fees (in each case whether or not allowed), and any other sum chargeable to the Company or any of its Subsidiaries under this Agreement or any other Loan Document but excludes Hedging Obligations.
“OFAC” is defined in Section 11.18.
“Off‑Balance Sheet Liabilities” of a Person means (a) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to Receivables sold by such Person or any of its Subsidiaries, (b) any liability of such Person or any of its Subsidiaries under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person, (c) any liability of such Person or any of its Subsidiaries under any financing lease or so‑called “synthetic lease” or “tax ownership operating lease” transaction, or (d) any obligations of such Person or any of its Subsidiaries arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.
“Other Taxes” is defined in Section 2.14(e)(ii).
“Participants” is defined in Section 14.1(d).
“Participant Register” is defined in Section 14.1.

“Payment Date” means the last Business Day of each quarter, the Termination Date and the Facility Termination Date.
“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.
“Performance Letter of Credit” means any Letter of Credit issued to secure ordinary course performance obligations of the Company or a Subsidiary in connection with active construction projects (including projects about to be commenced) or bids for prospective construction projects.
“Permitted Acquisition” is defined in Section 7.3(f).
“Permitted Existing Contingent Obligations” means the Contingent Obligations of the Company and its Subsidiaries identified as such on Schedule 1.1.4 to this Agreement.
“Permitted Existing Indebtedness” means the Indebtedness of the Company and its Subsidiaries identified as such on Schedule 1.1.1 to this Agreement.
“Permitted Existing Investments” means the Investments of the Company and its Subsidiaries identified as such on Schedule 1.1.2 to this Agreement.
“Permitted Existing Liens” means the Liens on assets of the Company and its Subsidiaries identified as such on Schedule 1.1.3 to this Agreement.
“Permitted Refinancing” means, with respect to any Indebtedness (the “Refinanced Indebtedness”), any refinancings, refundings, renewals or extensions thereof (the “Refinancing Indebtedness” thereof); provided that (a) at the time of such refinancing, refunding, renewal or extension, no Default has occurred and is continuing, (b) the amount of such Refinancing Indebtedness does not exceed the amount of such Refinanced Indebtedness except by an amount equal to customary underwriting discounts, fees or commissions, expenses and prepayment premium (if any) incurred in connection with such refinancing, refunding, renewal or extension, plus any existing commitments unutilized under such Refinanced Indebtedness and (c) such Refinancing Indebtedness (i) has a weighted average maturity (measured as of the date of such refinancing, refunding, renewal or extension) and a maturity no shorter than that of such Refinanced Indebtedness, (ii) is not secured by any property or any Lien other than that (if any) securing such Refinanced Indebtedness, (iii) is not guaranteed by or secured by any property of any guarantor or other obligor which is not also a guarantor or obligor of such Refinanced Indebtedness, (iv) if such Refinanced Indebtedness is subordinated in right of payment to the Obligations, is subordinated in right of payment to the Obligations on terms no less favorable to the Lenders than those contained in the documentation governing such Refinanced Indebtedness, (v) does not have covenants, events of default or other material terms, taken as a whole, that are less favorable to the Loans Parties than those of the Refinanced Indebtedness and (vi) has an interest rate not exceeding the then applicable market interest rate.

“Permitted Sale and Leaseback Transactions” means (a) (i) any Sale and Leaseback Transaction of the Company’s administrative headquarters facility in The Woodlands, Texas and (ii) any Sale and Leaseback Transaction of all or any portion of the Company’s other property, in each case on terms acceptable to the Administrative Agent and only to the extent that the aggregate amount of Net Cash Proceeds from all such Permitted Sale and Leaseback Transactions is less than or equal to $50,000,000 and (b) any Sale and Leaseback Transaction of the Company’s facility in Plainfield, Illinois.
“Person” means any individual, corporation, firm, enterprise, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company or other entity of any kind, or any government or political subdivision or any agency, department or instrumentality thereof.
“Plan” means an employee benefit plan defined in Section 3(3) of ERISA, other than a Multiemployer Plan, in respect of which the Company or any member of the Controlled Group is, or within the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA.
“Platform” is defined in Section 15.1(c).
“Pricing Ratio” means the ratio of (i) all Adjusted Indebtedness of the Company and its Subsidiaries to (ii) EBITDA.
“Prime Rate” means the prime rate of interest announced by BofA from time to time (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.
“Pro Forma Financial Statements” is defined in Section 5.1(f)(iii).
“Pro Rata Share” means, with respect to any Lender, the percentage obtained by dividing (A) the Lender’s Commitment at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the Aggregate Commitment at such time (excluding, in the case of Section 2.22, at any time a Defaulting Lender shall exist, such Defaulting Lender’s Commitment); provided, however, if the Commitments are terminated pursuant to the terms of this Agreement, then “Pro Rata Share” means the percentage obtained by dividing (x) the sum of (A) such Lender’s Revolving Loans, plus (B) such Lender’s share of the obligations to purchase participations in Swing Line Loans and Letters of Credit, by (y) the sum of (A) the aggregate outstanding amount of Revolving Loans, plus (B) the aggregate outstanding amount of all Swing Line Loans and the Dollar Amount of all Letters of Credit, in each case giving effect to any Lender’s status as a Defaulting Lender at the time of determination.
“Product Liability Event” means, solely in connection with asbestos‑related claims and litigation, (i) the entry of one or more final judgments or orders against the Company or any Subsidiary, or (ii) the Company or any Subsidiary (a) enters into settlements for the payment of money or (b) pays any legal expenses associated with such judgment, orders or settlements and any and all other aspects of any claims and litigation associated therewith, and with respect to such judgments or orders, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect.
“Professional Market Party” means a “professional market party” (professionele marktpartij) within the meaning of the Dutch Act on Financial Supervision (Wet op het financieel toezicht) and any regulations promulgated thereunder from time to time.
“Proposed New Lender” is defined in Section 2.5(b)(i).
“Protesting Lender” is defined in Section 2.20.
“Public Lender” is defined in Section 15.1(c).
“Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Rate Option” means the Eurodollar Rate or the Floating Rate, as applicable.
“Receivable(s)” means and includes all of the Company’s and its consolidated Subsidiaries’ presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of the Company or its Subsidiaries, as applicable, to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.
“Register” is defined in Section 14.1(c).
“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).
“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks, non‑banks and non‑broker lenders for the purpose of purchasing or carrying Margin Stock applicable to member banks of the Federal Reserve System.
“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater.
“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation or otherwise waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days after such event occurs, provided, however, that a failure to meet the minimum funding standards of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.
“Required Lenders” means, subject to Section 2.22(b), Lenders whose Pro Rata Shares, in the aggregate, are greater than fifty percent (50%); provided, however, that, if the Commitments have been terminated pursuant to the terms of this Agreement, “Required Lenders” means Lenders (without regard to the Lenders’ performance of their respective obligations hereunder) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of the sum of all Loans and L/C Obligations are greater than fifty percent (50%).
“Requirements of Law” means, as to any Person, the charter and by‑laws or other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, Regulations T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.
“Reserve Requirement” means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurodollar liabilities.
“Resignation Effective Date” is defined in Section 12.6.
“Restricted Payment” means (i) any dividend or other distribution, direct or indirect, on account of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in such Person’s Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase such Capital Stock, (ii) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, other than in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company or any of its Subsidiaries (other than Disqualified Stock), (iii) any payment or prepayment of principal of, or interest (whether in cash or as payment‑in‑kind), premium, if any, fees or other charges with respect to, any Indebtedness subordinated to the Obligations, or any redemption, purchase, retirement, defeasance, prepayment or other acquisition for value, direct or indirect, of any Indebtedness other than (a) the Obligations and (b) any scheduled payments of principal of or interest with respect to Company’s Indebtedness issued pursuant to the Transaction Facilities, (iv) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any Indebtedness (other than the Obligations) or any Equity Interests of the Company or any of its Subsidiaries, or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission and (v) any payment in respect of a purchase price adjustment, earn‑out or other similar form of contingent purchase price.
“Revolving Credit Availability” means, at any particular time, the amount by which the Adjusted Aggregate Commitment at such time exceeds the Revolving Credit Obligations outstanding at such time.
“Revolving Credit Facility” means a senior revolving credit facility in an aggregate principal amount of up to $1.35 billion (as may be increased pursuant to the accordion feature therein) dated as of October 28, 2013 with Bank of America, N.A. as administrative agent, the Initial Borrower, as a borrower, and the Company and its Subsidiaries as guarantors.
“Revolving Credit Obligations” means, at any particular time, the sum of (i) the outstanding principal amount of the Revolving Loans at such time plus (ii) the outstanding principal amount of the Swing Line Loans at such time, plus (iii) the outstanding L/C Obligations at such time.
“Revolving Loan” is defined in Section 2.1.
“Risk‑Based Capital Guidelines” is defined in Section 4.2.
“S&P” means Standard & Poor’s Ratings Group, a division of McGraw‑Hill, Inc.
“Sale and Leaseback Transaction” means any lease, whether an operating lease or a Capitalized Lease, of any property (whether real or personal or mixed), (i) which the Company or one of its Subsidiaries sold or transferred or is to sell or transfer to any other Person, or (ii) which the Company or one of its Subsidiaries intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by the Company or one of its Subsidiaries to any other Person in connection with such lease.

“Sanction(s)” means any international economic sanction administered or enforced by OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Selling Lender” is defined in Section 2.5(b)(ii).
“Shaw Acquisition” means the acquisition of The Shaw Group Inc. by the Company (by means of a merger of a Subsidiary thereof with and into The Shaw Group Inc.) pursuant to the Transaction Agreement as in effect on the date hereof.
“Shaw Material Adverse Effect” means any event, occurrence, state of facts, circumstance, condition, effect, change or combination of the foregoing that (i) has a material adverse effect on the ability of The Shaw Group Inc. to consummate the Merger and the other Transactions, or (ii) is material and adverse to the business, results of operations or condition (financial or otherwise) of The Shaw Group Inc. and its Subsidiaries, taken as a whole, except to the extent such material adverse effect under this clause (ii) results from or is attributable to (A) any changes in general United States or global economic conditions (including securities, credit, financial or other capital markets conditions), except to the extent such changes in conditions have a disproportionate effect on The Shaw Group Inc. and its Subsidiaries, taken as a whole, relative to others in the industries in which The Shaw Group Inc. and its Subsidiaries operate, (B) any changes in conditions generally affecting any of the industries in which The Shaw Group Inc. and its Subsidiaries operate, except to the extent such changes in conditions have a disproportionate effect on The Shaw Group Inc. and its Subsidiaries, taken as a whole, relative to others in any such industry, (C) any decline in the market price of The Shaw Group Inc. Common Stock (it being understood that the facts or occurrences giving rise to or contributing to such decline may be deemed to constitute, and be taken into account in determining whether there has been or would be reasonably likely to be, a Shaw Material Adverse Effect), (D) any failure, in and of itself, by The Shaw Group Inc. to meet any internal or published projections or forecasts in respect of revenues, earnings or other financial or operating metrics (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, and be taken into account in determining whether there has been or would be reasonably likely to be, a Shaw Material Adverse Effect), (E) any change in Law or GAAP (or authoritative interpretations thereof), except to the extent such changes have a disproportionate effect on The Shaw Group Inc. and its Subsidiaries, taken as a whole, relative to others in any industry in which The Shaw Group Inc. and any of its Subsidiaries operate, (F) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement, except to the extent such conditions or events have a disproportionate effect on The Shaw Group Inc. and its Subsidiaries, taken as a whole, relative to others in any industry in which The Shaw Group Inc. and any of its Subsidiaries operate, (G) any hurricane, tornado, flood, earthquake or other natural disaster, except to the extent such events have a disproportionate effect on The Shaw Group Inc. and its Subsidiaries, taken as a whole, relative to others in any industry in which The Shaw Group Inc. and any of its Subsidiaries operate and (H) the announcement or pendency of the Transactions (including any resulting contract cancellations or restructurings, delays in contract awards or failure to receive pending contract awards). Any capitalized term referred to in this paragraph is used herein as defined in the Transaction Agreement.
“Single Employer Plan” means a Plan maintained by the Company or any member of the Controlled Group for employees of the Company or any member of the Controlled Group.
“Solvent” means, when used with respect to any Person, that at the time of determination:
(i)    the fair value of its assets (both at fair valuation and at present fair saleable value) is equal to or in excess of the total amount of its liabilities, including, without limitation, contingent liabilities; and
(ii)    it is then able and expects to be able to pay its debts as they mature; and
(iii)    it has capital sufficient to carry on its business as conducted and as proposed to be conducted.
With respect to contingent liabilities (such as litigation, guarantees and pension plan liabilities), such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can be reasonably be expected to become an actual or matured liability.
“specified currency” is defined in Section 2.21.
“Spot Rate” for a currency means the rate determined by the Administrative Agent or the applicable Issuing Bank, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office on the Business Day immediately preceding the most recent Computation Date provided for in Section 2.4(b); provided that the Administrative Agent or such Issuing Bank may obtain such spot rate from another financial institution designated by the Administrative Agent or the Issuing Bank if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that an Issuing Bank may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Agreed Currency.
“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company (excluding NEH).
“Subsidiary Borrower” means (a) the Initial Borrower, (b) any Subsidiary of the Company party hereto on the date hereof or (c) any other Subsidiary of the Company duly designated by the Company pursuant to Section 2.20 to request Advances hereunder, which Subsidiary shall have delivered to the Administrative Agent an Assumption Letter in accordance with Section 2.20 and such other documents as may be required pursuant to this Agreement, in each case together with its respective successors and assigns, including a debtor‑in‑possession on behalf of such Subsidiary Borrower.
“Subsidiary Guarantor(s)” means (a) each Subsidiary Borrower, (b) all of the Company’s Material Subsidiaries (other than any Excluded Foreign Subsidiary); (c) all Subsidiaries acquired or formed after the Closing Date which are Material Subsidiaries and which have or are required to have satisfied the provisions of Section 7.2(k)(i); (d) all of the Company’s Subsidiaries which become Material Subsidiaries and which have satisfied or are required to have satisfied the provisions of Section 7.2(k)(ii); and (e) all other Subsidiaries which become Subsidiary Guarantors in satisfaction of the provisions of Section 7.2(k)(iii) or Section 7.3(q), in each case with respect to clauses (a) through (e) above, and together with their respective successors and assigns.
“Subsidiary Guaranty” means that certain Subsidiary Guaranty, dated as of the Closing Date executed by each Subsidiary Guarantor and any and all supplements thereto executed from time to time by each additional Subsidiary Guarantor in favor of the Administrative Agent in substantially the form of Exhibit H attached hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Substantial Portion” means, with respect to the consolidated assets of the Company and its Subsidiaries, assets which (i) represent more than 10% of the consolidated assets of the Company and its Subsidiaries as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the twelve‑month period ending with the month in which such determination is made, or (ii) are responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Company and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.
“Supplement” is defined in Section 7.2(k)(i).
“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.2.
“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
“Swing Line Loan” has the meaning specified in Section 2.2(a).
“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.2(b), which, if in writing, shall be substantially in the form of Exhibit C.
“Takeout Financing” means the issuance of the Notes pursuant to the Note Purchase Agreement.
“Taxes” is defined in Section 2.14(e)(i).
“Term Facility” means a senior term loan facility in an aggregate principal amount of up to $1.0 billion (as may be increased pursuant to the accordion feature) with Bank of America, N.A. as administrative agent, the Initial Borrower, as borrower and the Company and its Subsidiaries as guarantors.
“Termination Conditions” is defined in Section 2.18.
“Termination Date” means the earlier of (a) the fifth anniversary of the Transaction Closing Date, provided that if such date is not a Business Day, the Termination Date determined by this clause (a) shall be the next preceding Business Day, and (b) the date of termination in whole of the Aggregate Commitment pursuant to Section 2.5 hereof or the Commitments pursuant to Section 9.1 hereof.
“Termination Event” means (i) a Reportable Event with respect to any Benefit Plan; (ii) the withdrawal of the Company or any member of the Controlled Group from a Benefit Plan during a plan year in which the Company or such Controlled Group member was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Benefit Plan participants who are employees of the Company or any member of the Controlled Group; (iii) the imposition of an obligation on the Company or any member of the Controlled Group under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC or any similar foreign governmental authority of proceedings to terminate a Benefit Plan or Foreign Pension Plan; (v) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; (vi) that a foreign governmental authority shall appoint or institute proceedings to appoint a trustee to administer any Foreign Pension Plan in place of the existing administrator, or (vii) the partial or complete withdrawal of the Company or any member of the Controlled Group from a Multiemployer Plan or Foreign Pension Plan.

“Transaction” means the Shaw Acquisition, the payment of fees and expenses in connection therewith, any issuance by the Company of its common equity to consummate the Transaction or refinance any debt issued to consummate the Transaction, and any combination of the entering into and funding of the Term Facility, the issuance and placement of the Notes, the amendment of the Existing Revolving Credit Agreement pursuant to Amendment No. 2 thereto dated as of December 21, 2012, and the entering into and funding under the credit facility established under this Agreement.

“Transaction Agreement” means that certain transaction agreement dated as of July 30, 2012 by and among the Company, Crystal Merger Subsidiary Inc. and The Shaw Group Inc.

“Transaction Closing Date” means the date occurring on or after the Closing Date on which the conditions precedent set forth in Section 5.1(b) are satisfied, which date shall be no later than April 30, 2013 (or June 30, 2013 if the Outside Date (as defined in the Transaction Agreement) shall have been extended to June 30, 2013 pursuant to Section 8.1(b)(i) of the Transaction Agreement as in effect on July 30, 2012).

“Transaction Facilities” means the credit facility established under this Agreement, the Existing Revolving Credit Agreement, the Term Facility, the Revolving Credit Facility and the Takeout Financing.
“Transferee” is defined in Section 14.3.
“Treaty on European Union” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992 and came into force on November 1, 1993), as amended from time to time.
“Type” means, with respect to any Loan, its nature as a Floating Rate Loan or a Eurodollar Rate Loan.
“Unfunded Liabilities” means (i) in the case of Single Employer Plans, the amount (if any) by which the aggregate accumulated benefit obligations exceeds the aggregate fair market value of assets of present value of all vested nonforfeitable benefits under all Single Employer Plans as of the most recent measurement date, all as determined under FAS 87 using the methods and assumptions used by the Company for financial accounting purposes, and (ii) in the case of Multiemployer Plans, the withdrawal liability that would be incurred by the Controlled Group if all members of the Controlled Group completely withdrew from all Multiemployer Plans.
“Unmatured Default” means an event which, but for the lapse of time or the giving of notice, or both, would constitute a Default.
“Unreimbursed Amount” is defined in Section 3.3(a).

SECTION 1.2    Singular/Plural References; Accounting Terms. The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with Agreement Accounting Principles.
SECTION 1.3    References. Any references to the Company’s Subsidiaries shall not in any way be construed as consent by the Administrative Agent or any Lender to the establishment, maintenance or acquisition of any Subsidiary, except as may otherwise be permitted hereunder.
SECTION 1.4    Supplemental Disclosure. At any time at the request of the Administrative Agent and at such additional times as the Company determines, the Company shall supplement each schedule or representation herein or in the other Loan Documents with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such schedule or as an exception to such representation or which is necessary to correct any information in such schedule or representation which has been rendered inaccurate thereby. Notwithstanding that any such supplement to such schedule or representation may disclose the existence or occurrence of events, facts or circumstances which are either prohibited by the terms of this Agreement or any other Loan Documents or which result in the breach of any representation or warranty, such supplement to such schedule or representation shall not be deemed either an amendment thereof or a waiver of such breach unless expressly consented to in writing by Administrative Agent and the Required Lenders, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by the Administrative Agent or any Lender of any Default disclosed therein. Any items disclosed in any such supplemental disclosures shall be included in the calculation of any limits, baskets or similar restrictions contained in this Agreement or any of the other Loan Documents.
ARTICLE II

REVOLVING LOAN FACILITY
SECTION 2.1    Revolving Loans.
(a)    Amount of Revolving Loans. Upon the satisfaction of the conditions precedent set forth in Sections 5.1, 5.2 and 5.3, as applicable, from and including the Transaction Closing Date and prior to the Termination Date, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans to the Initial Borrower on the Transaction Closing Date and to make revolving loans to the Borrowers from time to time after the Transaction Closing Date, in Dollars, in an amount not to exceed such Lender’s Pro Rata Share of Revolving Credit Availability at such time (each individually, a “Revolving Loan” and, collectively, the “Revolving Loans”); provided however, at no time shall (i) the amount of the Revolving Credit Obligations exceed the Adjusted Aggregate Commitment and (ii) the Financial Credit Obligations exceed the Financial Credit Sublimit. Subject to the terms of this Agreement, the Borrowers may borrow, repay and reborrow Revolving Loans at any time prior to the Termination Date. The Revolving Loans made on the Transaction Closing Date or on or before the third (3rd) Business Day thereafter shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Rate Loans in the manner provided in Section 2.9 and subject to the other conditions and limitations therein set forth and set forth in this Article II and set forth in the definition of Interest Period. Revolving Loans made after the third (3rd) Business Day after the Transaction Closing Date shall be, at the option of the applicable Borrower, either Floating Rate Loans or Eurodollar Rate Loans selected in accordance with Section 2.9. On the Termination Date, each of the Borrowers shall repay in full the outstanding principal balance of the Revolving Loans made to it. Each Advance under this Section 2.1 shall consist of Revolving Loans made by each Lender ratably in proportion to such Lender’s respective Pro Rata Share.
(b)    Borrowing/Election Notice. The applicable Borrower shall deliver to the Administrative Agent a Borrowing/Election Notice, signed by it, in accordance with the terms of Section 2.7.
(c)    Making of Revolving Loans. Promptly after receipt of the Borrowing/Election Notice under Section 2.7 in respect of Revolving Loans, the Administrative Agent shall notify each Lender by telecopy, or other similar form of transmission, of the requested Revolving Loan. Each Lender shall make available its Revolving Loan in accordance with the terms of Section 2.6. The Administrative Agent will promptly make the funds so received from the Lenders available to the applicable Borrower at the Administrative Agent’s office in New York, New York on the applicable Borrowing Date and shall disburse such proceeds in accordance with the applicable Borrower’s disbursement instructions set forth in such Borrowing/Election Notice. The failure of any Lender to deposit the amount described above with the Administrative Agent on the applicable Borrowing Date shall not relieve any other Lender of its obligations hereunder to make its Revolving Loan on such Borrowing Date.
(d)    Minimum Initial Borrowing. The first borrowing under this Section 2.1 by a Dutch Borrower from any Lender shall be in a principal amount of at least the equivalent in Dollars (calculated on the basis of the Spot Rate of the Administrative Agent as of the date of borrowing) of €100,000.
SECTION 2.2    Swing Line Loans.
(a)    The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.2, may in its sole discretion make loans (each such loan, a “Swing Line Loan”) to the Borrowers from time to time on any Business Day from and including the Transaction Closing Date and prior to the Termination Date in an aggregate amount not to exceed at any time outstanding $25,000,000, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the outstanding Amount of Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that (x) after giving effect to any Swing Line Loan, (i) the amount of the Revolving Credit Obligations shall not exceed the Adjusted Aggregate Commitment and (ii) the amount of the Financial Credit Obligations shall not exceed the Financial Credit Sublimit, (y) the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding

Swing Line Loan, and (z) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by making such Swing Line Loan may have, exposure in respect of the Swing Line Loans to any Defaulting Lender (after giving effect to Section 2.22(c)). Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow and repay under this Section 2.2, prepay under Section 2.4, and reborrow under this Section 2.2. Each Swing Line Loan shall be a Floating Rate Loan. The Borrowers shall repay each Swing Line Loan on the earlier to occur of (A) the date ten Business Days after such Loan is made and (B) the Termination Date. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.
(b)    Borrowing Procedures. Each Swing Line Borrowing shall be made upon the applicable Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Financial Officer of the applicable Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.2(a), or (B) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the applicable Borrower. Notwithstanding anything to the contrary, no Dutch Borrower may borrow any Swing Line Loan unless (i) it has borrowed a Revolving Loan pursuant to Section 2.1 and (ii) the Swing Line Lender has previously made one or more Revolving Loans to such Dutch Borrower.
(c)    Refinancing of Swing Line Loans.
(i)    The Swing Line Lender at any time in its sole discretion may request, on behalf of the Borrowers (each of which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Floating Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Borrowing/Election Notice for purposes hereof) and in accordance with the requirements of Section 2.7, without regard to the minimum and multiples specified in Section 2.8 for the principal amount of Floating Rate Loans, but subject to the unutilized portion of the Adjusted Aggregate Commitments and the conditions set forth in Section 5.3. The Swing Line Lender shall furnish the Borrowers with a copy of the applicable Borrowing/Election Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Borrowing/Election Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Borrowing/Election Notice, whereupon, subject to Section 2.2(c)(ii), each Lender that so makes funds available shall be deemed to have made a Floating Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
(ii)    If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing in accordance with Section 2.2(c)(i), the request for Floating Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.2(c)(i) shall be deemed payment in respect of such participation.
(iii)    If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.2(c) by the time specified in Section 2.2(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
(iv)    Each Lender’s obligation to make Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.2(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Loans pursuant to this Section 2.2(c) is subject to the conditions set forth in Section 5.3. No such funding of risk participations shall relieve or otherwise impair the obligation of any Borrower to repay Swing Line Loans, together with interest as provided herein.
(d)    Repayment of Participations.
(i)    At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share thereof in the same funds as those received by the Swing Line Lender.
(ii)    If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.5 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)    Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each Lender funds its Floating Rate Loan or risk participation pursuant to this Section 2.2 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.
(f)    Payments Directly to Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.
SECTION 2.3    Rate Options for all Advances; Maximum Interest Periods. The Revolving Loans may be Floating Rate Advances or Eurodollar Rate Advances, or a combination thereof, selected by the applicable Borrowers in accordance with Section 2.9. The Borrowers may select, in accordance with Section 2.9, Rate Options and Interest Periods applicable to portions of the Revolving Loans; provided that there shall be no more than seven (7) Interest Periods in effect with respect to all of the Loans at any time.

SECTION 2.4    Optional Payments; Mandatory Prepayments.
(a)    Optional Payments. The Borrowers may from time to time and at any time upon at least one (1) Business Day’s prior written notice repay or prepay, without penalty or premium all or any part of outstanding Floating Rate Advances in an aggregate minimum amount of One Million Dollars ($1,000,000) and in integral multiples of One Million Dollars ($1,000,000) in excess thereof. Eurodollar Rate Advances may be voluntarily repaid or prepaid prior to the last day of the applicable Interest Period, subject to the indemnification provisions contained in Section 4.4, in an aggregate minimum amount of Four Million and 00/100 Dollars ($4,000,000) and in integral multiples of One Million and 00/100 Dollars ($1,000,000) in excess thereof; provided, that the applicable Borrower may not so prepay Eurodollar Rate Advances unless it shall have provided at least three (3) Business Days’ prior written notice to the Administrative Agent of such prepayment and provided, further, all Eurodollar Loans constituting part of the same Eurodollar Rate Advance shall be repaid or prepaid at the same time.
(b)    Determination of Dollar Amounts of Letters of Credit; Mandatory Prepayments of Revolving Loans and Cash Collateralization of Letters of Credit.
(i)    The Administrative Agent or the applicable Issuing Bank, as the case may be, will determine the Dollar Amount of:
(A)    each Letter of Credit on each date of issuance, extension and renewal of such Letter of Credit and each date of an amendment of such Letter of Credit having the effect of increasing the amount thereof;
(B)    each Letter of Credit on each date of any payment by an Issuing Bank under such Letter of Credit denominated in an Agreed Currency other than Dollars; and
(C)    all other outstanding L/C Obligations on and as of the last Business Day of each calendar month and on any other Business Day elected by the Administrative Agent or the applicable Issuing Bank, as the case may be, in its discretion or upon instruction by the Required Lenders.
Each day upon or as of which the Administrative Agent or an Issuing Bank determines Dollar Amounts as described in the preceding clauses (a), (b) and (c) is herein described as a “Computation Date” with respect to each Letter of Credit for which a Dollar Amount is determined on or as of such day.
(ii)    If at any time and for any reason (other than as the result of fluctuations in currency exchange rates) the Dollar Amount of (a) the Revolving Credit Obligations (calculated, with respect to all L/C Obligations denominated in Agreed Currencies other than Dollars, as of the most recent Computation Date with respect to each such L/C Obligation) is greater than the Adjusted Aggregate Commitment or (b) the Financial Credit Obligations (calculated, with respect to all Financial L/C Obligations denominated in Agreed Currencies other than Dollars, as of the most recent Computation Date with respect to each such Financial L/C Obligations) is greater than the Financial Credit Sublimit, the Borrowers shall immediately make a mandatory prepayment of the Obligations and/or Cash Collateralize the L/C Obligations in an amount equal to such excess.
(iii)    If, on any Computation Date, as a result of fluctuations in currency exchange rates, the Dollar Amount of the Revolving Credit Obligations exceeds, by more than the Equivalent Amount of $500,000, the Adjusted Aggregate Commitment (such excess being the “Deficient Amount”), the Administrative Agent may so notify the Borrowers and the Lenders of such occurrence and upon receiving such notice the Borrowers shall immediately remit to the Administrative Agent a payment in an aggregate principal amount sufficient to eliminate the Deficient Amount, which funds shall be deposited in the Controlled Account and shall be held as Cash Collateral for the benefit of the Revolving Credit Obligations; provided, however, if and to the extent the Deficient Amount is reduced from one Computation Date to the immediately succeeding Computation Date, the Administrative Agent shall (so long as no Default or Unmatured Default is then continuing) promptly remit to the Company all cash amounts in excess of the Deficient Amount then held in the Controlled Account on such succeeding Computation Date.
(iv)    All of the mandatory prepayments made under Section 2.4(b)(ii) shall be applied first to Floating Rate Loans and to any Eurodollar Rate Loans maturing on such date and then to subsequently maturing Eurodollar Rate Loans.
SECTION 2.5    Changes in Commitments.
(a)    Commitment Reductions. The Company may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders, in an aggregate minimum amount of Ten Million and 00/100 Dollars ($10,000,000) and integral multiples of One Million and 00/100 Dollars ($1,000,000) in excess of that amount (unless the Aggregate Commitment is reduced in whole), upon at least three (3) Business Day’s prior written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Revolving Credit Obligations. All accrued commitment fees shall be payable on the effective date of any termination of all or any part of the obligations of the Lenders to make Loans hereunder. The Aggregate Commitment shall automatically terminate in whole on the Commitment Termination Date.
(b)    Increase in Commitments.
(i)    At any time, the Company (on behalf of itself and the other Borrowers) may request that the Aggregate Commitment be increased by an aggregate principal amount not in excess of $250,000,000; provided that, without the prior written consent of the Required Lenders, (a) the Aggregate Commitment shall at no time exceed $900,000,000 minus the aggregate amount of all reductions in the Aggregate

Commitment previously made pursuant to Section 2.5(a); (b) the Company shall not be entitled to make more than one such request during any calendar year; and (c) each such request shall be in a minimum amount of at least $50,000,000 and increments of $5,000,000 in excess thereof, and shall be in an amount such that the aggregate principal amount of Loans to a Dutch Borrower which are purchased by a Proposed New Lender (other than a Proposed New Lender which is a Professional Market Party) pursuant to Section 2.5(b)(ii) shall not be less than the equivalent in Dollars (calculated on the basis of the Spot Rate of the Administrative Agent as of the date of such purchase) of €100,000 in respect of each Dutch Borrower which then has outstanding borrowings hereunder. Such request shall be made in a written notice given to the Administrative Agent and the Lenders by the Company not less than twenty (20) Business Days prior to the proposed effective date of such increase, which notice (a “Commitment Increase Notice”) shall specify the amount of the proposed increase in the Aggregate Commitment and the proposed effective date of such increase. In the event of such a Commitment Increase Notice, each of the Lenders shall be given the opportunity to participate in the requested increase ratably in proportions that their respective Commitments bear to the Aggregate Commitment. No Lender shall have any obligation to increase its Commitment pursuant to a Commitment Increase Notice. On or prior to the date that is fifteen (15) Business Days after receipt of the Commitment Increase Notice, each Lender shall submit to the Administrative Agent a notice indicating the maximum amount by which it is willing to increase its Commitment in connection with such Commitment Increase Notice (any such notice to the Administrative Agent being herein a “Lender Increase Notice”). Any Lender which does not submit a Lender Increase Notice to the Administrative Agent prior to the expiration of such fifteen (15) Business Day period shall be deemed to have denied any increase in its Commitment. In the event that the increases of Commitments set forth in the Lender Increase Notices exceed the amount requested by the Company in the Commitment Increase Notice, the Administrative Agent and each Arranger shall have the right, in consultation with the Company, to allocate the amount of increases necessary to meet the Company’s Commitment Increase Notice. In the event that the increases of Commitments set forth in the Lender Increase Notices are less than the amount requested by the Company, not later than three (3) Business Days prior to the proposed effective date the Company may notify the Administrative Agent of any financial institution that shall have agreed to become a “Lender” party hereto (a “Proposed New Lender”) in connection with the Commitment Increase Notice. Any Proposed New Lender shall be consented to by the Administrative Agent (which consent shall not be unreasonably withheld). If the Company shall not have arranged any Proposed New Lender(s) to commit to the shortfall from the Lender Increase Notices, then the Company shall be deemed to have reduced the amount of its Commitment Increase Notice to the aggregate amount set forth in the Lender Increase Notices. Based upon the Lender Increase Notices, any allocations made in connection therewith and any notice regarding any Proposed New Lender, if applicable, the Administrative Agent shall notify the Company and the Lenders on or before the Business Day immediately prior to the proposed effective date of the amount of each Lender’s and Proposed New Lenders’ Commitment (the “Effective Commitment Amount”) and the amount of the Aggregate Commitment, which amounts shall be effective on the following Business Day. Any increase in the

Aggregate Commitment shall be subject to the following conditions precedent: (A) the Company shall have obtained the consent thereto of each Guarantor and its reaffirmation of the Loan Document(s) executed by it, which consent and reaffirmation shall be in writing and in form and substance reasonably satisfactory to the Administrative Agent, (B) as of the date of the Commitment Increase Notice and as of the proposed effective date of the increase in the Aggregate Commitment all representations and warranties shall be true and correct in all material respects as though made on such date and no event shall have occurred and then be continuing which constitutes a Default or Unmatured Default, (C) the Borrowers, the Administrative Agent and each Proposed New Lender or Lender that shall have agreed to provide a “Commitment” in support of such increase in the Aggregate Commitment shall have executed and delivered a “Commitment and Acceptance” substantially in the form of Exhibit L hereto, (D) counsel for the Company and for the Guarantors shall have provided to the Administrative Agent supplemental opinions in form and substance reasonably satisfactory to the Administrative Agent and (E) the Borrowers and the Proposed New Lender shall otherwise have executed and delivered such other instruments and documents as may be required under Article V or that the Administrative Agent shall have reasonably requested in connection with such increase. If any fee shall be charged by the Lenders in connection with any such increase, such fee shall be in accordance with then prevailing market conditions, which market conditions shall have been reasonably documented by the Administrative Agent to the Company. Upon satisfaction of the conditions precedent to any increase in the Aggregate Commitment, the Administrative Agent shall promptly advise the Company and each Lender of the effective date of such increase. Upon the effective date of any increase in the Aggregate Commitment that is supported by a Proposed New Lender, such Proposed New Lender shall be a party to this Agreement as a Lender and shall have the rights and obligations of a Lender hereunder and thereunder. Nothing contained herein shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time.
(ii)    For purposes of this clause (ii), (A) the term “Buying Lender(s)” shall mean (1) each Lender the Effective Commitment Amount of which is greater than its Commitment prior to the effective date of any increase in the Aggregate Commitment and (2) each Proposed New Lender that is allocated an Effective Commitment Amount in connection with any Commitment Increase Notice and (b) the term “Selling Lender(s)” shall mean each Lender whose Commitment is not being increased from that in effect prior to such increase in the Aggregate Commitment. Effective on the effective date of any increase in the Aggregate Commitment pursuant to clause (i) above, each Selling Lender hereby sells, grants, assigns and conveys to each Buying Lender, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in such Selling Lender’s right, title and interest in and to its outstanding Loans and L/C Obligations in the respective Dollar Amounts and percentages necessary so that, from and after such sale, each such Selling Lender’s outstanding Loans and L/C Obligations shall equal such Selling Lender’s Pro Rata Share (calculated based upon the Effective Commitment Amounts) of the outstanding Loans and L/C Obligations. Effective on the effective date of the increase in the Aggregate Commitment pursuant to clause (i) above, each Buying Lender hereby purchases and accepts such grant, assignment and conveyance from the Selling Lenders. Each Buying Lender hereby agrees that its respective purchase price for the portion of the outstanding Loans and L/C Obligations purchased hereby shall equal the respective Dollar Amount necessary so that, from and after such payments, each Buying Lender’s outstanding Loans and L/C Obligations shall equal such Buying Lender’s Pro Rata Share (calculated based upon the Effective Commitment Amounts) of the outstanding Loans and L/C Obligations. Such amount shall be payable on the effective date of the increase in the Aggregate Commitment by wire transfer of immediately available funds to the Administrative Agent. The Administrative Agent, in turn, shall wire transfer any such funds received to the Selling Lenders, in same day funds, for the sole account of the Selling Lenders. Each Selling Lender hereby represents and warrants to each Buying Lender that such Selling Lender owns the Loans and L/C Obligations being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of its interest in such Loans and L/C Obligations, except for participations which will be extinguished upon payment to Selling Lender of an amount equal to the portion of the outstanding Loans and L/C Obligations being sold by such Selling Lender. Each Buying Lender hereby acknowledges and agrees that, except for each Selling Lender’s representations and warranties contained in the foregoing sentence, each such Buying Lender has entered into its Commitment and Acceptance with respect to such increase on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders or the Administrative Agent concerning the authorization, execution, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents. The Company hereby agrees to compensate each Selling Lender for all losses, expenses and liabilities incurred by each Lender in connection with the sale and assignment of any Eurodollar Loan hereunder on the terms and in the manner as set forth in Section 4.4.
SECTION 2.6    Method of Borrowing. On each Borrowing Date, each Lender shall make available its Revolving Loan or Revolving Loans, if any, not later than 1:00 p.m., Eastern time (daylight or standard, as applicable), in Federal or other funds immediately available to the Administrative Agent, in New York, New York at its address specified in or pursuant to Article XV. Unless the Administrative Agent determines that any applicable condition specified in Article V has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the applicable Borrower at the Administrative Agent’s aforesaid address.
SECTION 2.7    Method of Selecting Types and Interest Periods for Advances. The applicable Borrower shall select the Type of Advance and, in the case of each Eurodollar Rate Advance, the Interest Period applicable to each Advance from time to time. The applicable Borrower shall give the Administrative Agent irrevocable notice in substantially the form of Exhibit B hereto (a “Borrowing/Election Notice”) not later than 11:00 a.m. Eastern time (daylight or standard, as applicable) (a) on or before the Borrowing Date of each Floating Rate Advance, (b) three (3) Business Days before the Borrowing Date for each Eurodollar Rate

Advance. The Borrowers shall select Interest Periods so that, to the best of their knowledge, it will not be necessary to prepay all or any portion of any Eurodollar Rate Loan prior to the last day of the applicable Interest Period in order to make mandatory prepayments as required pursuant to the terms hereof. Each Floating Rate Advance and all Obligations other than Loans shall bear interest from and including the date of the making of such Advance, in the case of Loans, and the date such Obligation is due and owing in the case of such other Obligations, to (but not including) the date of repayment thereof at the Floating Rate changing when and as such Floating Rate changes. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Loan will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Rate Advance and shall change as and when the Applicable Eurodollar Margin changes.
SECTION 2.8    Minimum Amount of Each Advance. Each Advance (other than an Advance to repay Swing Line Loans or Unreimbursed Amounts) shall be in the minimum amount of Four Million Dollars ($4,000,000) and in multiples of One Million Dollars ($1,000,000) if in excess thereof, provided, however, that subject to the provisions of Section 2.1(d) above relating to the amount of the initial Revolving Loan hereunder to a Dutch Borrower, any Floating Rate Advance may be in the amount of the unused Adjusted Aggregate Commitment.
SECTION 2.9    Method of Selecting Types and Interest Periods for Conversion and Continuation of Advances.
(a)    Right to Convert. The applicable Borrower may elect from time to time, subject to the provisions of Section 2.3 and this Section 2.9, to convert all or any part of a Loan of any Type into any other Type or Types of Loans; provided that any conversion of any Eurodollar Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.
(b)    Automatic Conversion and Continuation. Floating Rate Loans shall continue as Floating Rate Loans unless and until such Floating Rate Loans are converted into Eurodollar Rate Loans. Eurodollar Rate Loans shall continue as Eurodollar Rate Loans until the end of the then applicable Interest Period therefor, at which time such Eurodollar Rate Loans shall be automatically converted into Floating Rate Loans unless such Eurodollar Rate Loans shall have been repaid or the Company shall have given the Administrative Agent notice in accordance with Section 2.9(d) requesting that, at the end of such Interest Period, such Eurodollar Rate Loans continue as a Eurodollar Rate Loan.
(c)    No Conversion Post‑Default or Post‑Unmatured Default. Notwithstanding anything to the contrary contained in Section 2.9(a) or Section 2.9(b), no Loan may be converted into or continued as a Eurodollar Rate Loan (except with the consent of the Required Lenders) when any Default or Unmatured Default has occurred and is continuing.

(d)    Borrowing/Election Notice. The Company shall give the Administrative Agent an irrevocable Borrowing/Election Notice of each conversion of a Floating Rate Loan into a Eurodollar Rate Loan or continuation of a Eurodollar Rate Loan not later than 11:00 a.m. Eastern time (daylight or standard, as applicable) (x) one (1) Business Day prior to the date of the requested conversion or continuation, with respect to any Loan to be converted to or continued as a Floating Rate Advance, and (y) three (3) Business Days prior to the date of the requested conversion or continuation, with respect to any Loan to be converted or continued as a Eurodollar Rate Loan, specifying: (1) the requested date (which shall be a Business Day) of such conversion or continuation; (2) the amount and Type of the Loan to be converted or continued; and (3) if applicable, the amount of Eurodollar Rate Loan(s) into which such Loan is to be converted or continued and the duration of the Interest Period applicable thereto.
SECTION 2.10    Default Rate. After the occurrence and during the continuance of a Default, at the direction of the Required Lenders, the interest rate(s) applicable to the Obligations and all other fees (including the fees payable under Section 3.8 with respect to Letters of Credit) shall be equal to (x) the interest rates and fees calculated based on the maximum Applicable Floating Rate Margins, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage, as applicable (it being understood that except for the Eurodollar Rate Loans or as otherwise provided herein, the interest rate for all Obligations before giving effect to this clause (x) shall be the Applicable Floating Rate Margin plus Alternate Base Rate), as specified pursuant to Section 2.14(d)(ii) plus (y) two percent (2.00%) per annum for all such Obligations and fees ; provided that during the continuation of a Default under Sections 8.1(a)(i) such interest rate and fee increases shall be automatically applicable without any action of the Required Lenders.
SECTION 2.11    Method of Payment.
(a)    Method of Payment. The Administrative Agent is hereby authorized to charge any account of the applicable Borrower maintained with BofA or any of its Affiliates for each payment of principal, interest and fees as it becomes due hereunder. Each reference to the Administrative Agent in this Section 2.11 shall also be deemed to refer, and shall apply equally, to each Issuing Bank, in the case of payments required to be made by any Borrower to any Issuing Bank pursuant to Article III.
(b)    Market Disruption. If, after the designation by the applicable Issuing Bank and the Administrative Agent of any currency as an Agreed Currency, in the reasonable opinion of any Borrower, any Issuing Bank, the Required Lenders or the Administrative Agent, (x) there shall occur any change in national or international financial, political or economic conditions or currency exchange rates or currency control or other exchange regulations are imposed in the country which issues such currency with the result that it shall be impractical for any L/C Obligation to be denominated in such currency or different types of such currency are introduced, (y) such currency is no longer readily available or freely traded or (z) an Equivalent Amount of such currency is not readily calculable (any such event a “Market Disruption”), such Borrower, such Issuing Bank, the Required Lenders or the Administrative Agent, as applicable, shall promptly notify the Lenders, the Issuing Banks, the Administrative Agent and the

Borrowers, and such currency shall no longer be an Agreed Currency until such time as the Administrative Agent and any applicable Issuing Bank agrees to reinstate such currency as an Agreed Currency, and all payments to be made by the applicable Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations. For purposes of this Section 2.11(b), the commencement of the third stage of the European Economic and Monetary Union shall not constitute the imposition of currency control or exchange regulations.
SECTION 2.12    Evidence of Debt.
(a)    Loan Account. Each Lender shall maintain in accordance with its usual practice an account or accounts (a “Loan Account”) on its books and records evidencing the indebtedness of the Borrowers to such Lender owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(b)    Register. The Register maintained by the Administrative Agent pursuant to Section 14.1(c) shall include a control account, and a subsidiary account for each Lender and each Borrower, in which accounts (taken together) shall be recorded (i) the date and the amount of each Loan made hereunder, the Type thereof and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each of the Borrowers to each Lender hereunder, (iii) the effective date and amount of each Assignment and Assumption delivered to and accepted by it and the parties thereto pursuant to Section 14.1, (iv) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof, and (v) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest.
(c)    Entries in Loan Account and Register. The entries made in the Loan Account, the Register and the other accounts maintained pursuant to clauses (a) or (b) of this Section shall be prima facie evidence thereof for all purposes, absent manifest error, unless the applicable Borrower objects to information contained in the Loan Accounts, the Register or the other accounts within thirty (30) days of the applicable Borrower’s receipt of such information; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans or other amounts in accordance with the terms of this Agreement.
(d)    Noteless Transaction; Notes Issued Upon Request. Any Lender may request that the Revolving Loans made or to be made by it each be evidenced by a promissory note in substantially the form of Exhibit I to evidence such Lender’s Revolving Loans. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note for such Loans payable to the order of such Lender. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to

Section 14.1) be represented by one or more promissory notes in such form payable to the order of the payee named therein.
SECTION 2.13    Telephonic Notices. The Borrowers authorize the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the applicable Borrower. Each of the Subsidiary Borrowers authorizes the Company to make requests and give notices hereunder on behalf of such Subsidiary Borrowers. The Borrowers agree to deliver promptly to the Administrative Agent a written confirmation, signed by an Authorized Officer, of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error. In case of disagreement concerning such notices, if the Administrative Agent has recorded telephonic borrowing notices, such recordings will be made available to the applicable Borrower upon its request therefor.
SECTION 2.14    Promise to Pay; Interest and Commitment Fees; Interest Payment Dates; Interest and Fee Basis; Taxes; Loan and Control Accounts.
(a)    Promise to Pay. All Advances shall be paid in full by the applicable Borrowers on the Termination Date. Each Borrower unconditionally promises to pay when due the principal amount of each Loan and all other Obligations incurred by it, and to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the other Loan Documents, and confirms that all Borrowers (other than Borrowers which are Foreign Subsidiaries) shall be jointly and severally liable for all of the Obligations. It is the intention of all the parties hereto that the Obligations of each Borrower hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the Obligations of each Borrower hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Borrowers hereby irrevocably agree that the Obligations of each Borrower hereunder shall be limited to the maximum amount as will result in the Obligations of such Borrower hereunder not constituting a fraudulent transfer or conveyance. Each Borrower hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Administrative Agent, any Lender or any Issuing Bank, such Borrower will contribute, to the maximum extent permitted by law, such amounts to each other Borrower so as to maximize the aggregate amount paid to the Administrative Agent, the Lenders and the Issuing Banks under or in respect of the Loan Documents.
(b)    Interest Payment Dates. Interest accrued on each Floating Rate Loan shall be payable on each Payment Date, commencing with the first such date to occur after the Transaction Closing Date, upon any prepayment whether by acceleration or otherwise, and at maturity (whether by acceleration or otherwise). Interest accrued on each Eurodollar Rate Loan shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Rate Loan is prepaid, whether by acceleration or otherwise, and at maturity; provided, interest accrued on each Eurodollar Rate Loan having an Interest Period longer than three months shall also be payable on the last day of each three‑month interval during such Interest Period. Interest accrued on the principal balance of all other Obligations shall be payable in arrears (i) on the last Business Day of each calendar quarter, commencing on the first such day following the incurrence of such Obligation, (ii) upon repayment thereof in full or in part, and (iii) if not theretofore paid in full, at the time such other Obligation becomes due and payable (whether by acceleration or otherwise).
(c)    Commitment Fees; Ticking Fee.
(i)    The Company shall pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, from and after the Transaction Closing Date until the date on which the Aggregate Commitment shall be terminated in whole, a commitment fee at the rate of the then Applicable Commitment Fee Percentage multiplied by the average amount by which (x) the Aggregate Commitment in effect from time to time exceeds (y) the Revolving Credit Obligations (excluding the outstanding principal amount of the Swing Line Loans) in effect from time to time during each fiscal quarter of the Company. All such commitment fees payable under this clause (c) shall be payable quarterly on the last day of each fiscal quarter of the Company occurring after the Transaction Closing Date (with the first such payment being calculated for the period from the Transaction Closing Date to the end of the Company’s fiscal quarter first ended after the Transaction Closing Date) and, in addition, on any date on which the Aggregate Commitment shall be terminated in whole.
(ii)    The Company agrees to pay or to cause the Borrowers to pay to the Administrative Agent, for the ratable benefit of the Lenders, a ticking fee of 0.30% per annum, calculated on the basis of actual number of days elapsed in a year of 360 days, on the Aggregate Commitment, (A) such fee to accrue from and after the date that is 30 days following the date of the execution and delivery of this Agreement until the earlier to occur of the Transaction Closing Date and the Commitment Termination Date and (B) such fee to be payable on such earlier date.
(d)    Interest and Fee Basis; Applicable Floating Rate Margins, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage.
(i)    Interest and all fees, Eurodollar Rate Loans and Floating Rate Loans calculated by reference to the Federal Fund Effective Rate shall be calculated for actual days elapsed on the basis of a 360‑day year. Interest on all Alternate Base Rate Loans shall be calculated for actual days elapsed on the basis of a 365/366‑day year. Interest shall be payable for the day an Obligation is incurred but not for the day of any payment on the amount paid if payment is received prior to 3:00 p.m. Eastern time (daylight or standard, as applicable) at the place of payment. If any payment of principal of or interest on a Loan or any payment of any other Obligations shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest, fees and commissions in connection with such payment.

(ii)    The Applicable Floating Rate Margin, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage shall, subject to the provisions of Section 2.14(d)(ii)(B) below, be determined from time to time by reference to the table set forth below, on the basis of the then applicable Pricing Ratio as described in this Section 2.14(d)(ii):

Pricing Ratio	Less than 1.25 to 1.00	Greater than or equal to 1.25 to 1.00 and less than 2.00 to 1.00	Greater than or equal to 2.00 to 1.00 and less than 2.50 to 1.00	Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	Greater than or equal to 3.00 to 1.00
Applicable Commitment Fee	0.175%	0.225%	0.25%	0.30%	0.40%
Applicable L/C Fee for Performance Letters of Credit	0.75%	0.825%	1.00%	1.125%	1.375%
Applicable L/C Fee for Financial Letters of Credit	1.375%	1.50%	1.75%	2.00%	2.50%
Applicable Eurodollar Margin	1.375%	1.50%	1.75%	2.00%	2.50%
Applicable Floating Rate Margin	0.375%	0.50%	0.75%	1.00%	1.50%

(A)    Notwithstanding the foregoing or anything else contained in this Agreement to the contrary, for purposes of computing the Revolving Credit Obligations in connection with determining the applicable commitment fee, the parties hereto acknowledge and agree that to the extent any Escalating L/C is then issued and outstanding, the applicable commitment fee shall be calculated based on the maximum Dollar Amount (after giving effect to all possible increases) available to be drawn thereunder.
(B)    For purposes of this Section 2.14(d)(ii), the Pricing Ratio shall be equal to Leverage Ratio calculated as provided in Section 7.4(a); provided, however, that until such time as the Company delivers the financial statements for the fiscal quarter ending September 30, 2013, the Pricing Ratio shall be deemed to be greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00. Upon receipt of the financial statements delivered pursuant to Sections 7.1(a)(i) and (ii), as applicable, the Applicable Floating Rate Margins, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage shall be adjusted, such adjustment being effective five (5) Business Days following the date such financial statements and the compliance certificate required to be delivered in connection therewith pursuant to Section 7.1(a)(iii) shall be due; provided, that if the Company shall not have timely delivered its financial statements in accordance with Section 7.1(a)(i) or (ii), as applicable, then commencing on the date upon which such financial statements should have been delivered and continuing until five (5) Business Days following the date such financial statements are actually delivered, the Applicable Floating Rate Margins,

Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage shall be the maximum Applicable Floating Rate Margins, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage, as applicable, as set forth in this Section 2.14(d)(ii).
(e)    Taxes.
(i)    Any and all payments by the Company and the Borrowers hereunder (whether in respect of principal, interest, fees or otherwise) shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any interest, penalties and liabilities with respect thereto including those arising after the Closing Date as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority but excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by such Lender’s or the Administrative Agent’s, as the case may be, net income by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender or the Administrative Agent, as the case may be, is organized and any U.S. federal withholding taxes imposed under FATCA (all such non‑excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities which the Administrative Agent or a Lender determines to be applicable to this Agreement, the other Loan Documents, the Commitments, the Loans or the Letters of Credit being hereinafter referred to as “Taxes”). If the Company or any Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 2.14(e)) such Lender or Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Company or the applicable Borrower, as applicable, shall make such deductions or withholdings, and (iii) the Company or the applicable Borrower, as applicable, shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to such payments by the Company or the applicable Borrower made to the Lending Installation or any other office that a Lender may claim as its Lending Installation, or (z) after such Lender’s selection and designation of any other Lending Installation, to such payments made to such other Lending Installation, such Lender shall use reasonable efforts to make, fund and maintain the affected Loans through another Lending Installation of such Lender in another jurisdiction so as to reduce the Company’s or the applicable Borrower’s liability hereunder, if the making, funding or maintenance of such Loans through such other

Lending Installation of such Lender does not, in the judgment of such Lender, otherwise adversely affect such Loans, or obligations under the Commitment of such Lender.
(ii)    In addition, the Company and the Borrowers agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder, from the issuance of Letters of Credit hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the other Loan Documents, the Commitments, the Loans or the Letters of Credit (hereinafter referred to as “Other Taxes”).
(iii)    The Company and each Subsidiary Borrower shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 2.14(e)) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days after the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.
If the Taxes or Other Taxes with respect to which the Company or any Subsidiary Borrower has made either a direct payment to the taxation or other authority or an indemnification payment hereunder are subsequently refunded to any Lender, such Lender will return to the Company or the applicable Borrower, if no Default has occurred and is continuing, an amount equal to the lesser of the indemnification payment or the refunded amount. A certificate as to any additional amount payable to any Lender or the Administrative Agent under this Section 2.14(e) submitted to the Company or the applicable Borrower and the Administrative Agent (if a Lender is so submitting) by such Lender or the Administrative Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto. Upon the request of any Lender, the Company or the applicable Borrower, as applicable, shall repay to the Lender the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender is required to repay such refund to such Governmental Authority. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the Company or the applicable Borrower shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Administrative Agent such certificates, receipts and other documents as may be required (in the reasonable judgment of such Lender or the Administrative Agent) to establish any tax credit to which such Lender or the Administrative Agent may be entitled.

(iv)    Within thirty (30) days after the date of any payment of Taxes or Other Taxes by the Company or any Subsidiary Borrower, the Company shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.
(v)    Without prejudice to the survival of any other agreement of the Company and the Subsidiary Borrowers hereunder, the agreements and obligations of the Company and the Borrowers contained in this Section 2.14(e) shall survive the payment in full of all Obligations, the termination of the Letters of Credit and the termination of this Agreement.
(vi)    Each Lender that is not created or organized under the laws of the United States of America or a political subdivision thereof (each a “Non‑U.S. Lender”) shall deliver to the Company and the Administrative Agent on or before the Closing Date, or, if later, the date on which such Lender becomes a Lender pursuant to Section 14.1 hereof (and from time to time thereafter upon the request of the Company or the Administrative Agent, but only for so long as such Non‑U.S. Lender is legally entitled to do so), either (1) two (2) duly completed copies of either (A) IRS Form W‑8BEN, or (B) IRS Form W‑8ECI, or in either case an applicable successor form; or (2) in the case of a Non‑U.S. Lender that is not legally entitled to deliver the forms listed in clause (vi)(1), (x) a certificate of a duly authorized officer of such Non‑U.S. Lender to the effect that such Non‑U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Company or any Subsidiary Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an “Exemption Certificate”) and (y) two (2) duly completed copies of IRS Form W‑8BEN or applicable successor form. Each such Lender further agrees to deliver to the Company and the Administrative Agent from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender in a form satisfactory to the Company and the Administrative Agent, before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to the Company and the Administrative Agent pursuant to this Section 2.14(e)(vi). Further, each Lender which delivers a form or certificate pursuant to this clause (vi) covenants and agrees to deliver to the Company and the Administrative Agent within fifteen (15) days prior to the expiration of such form, for so long as this Agreement is still in effect, another such certificate and/or two (2) accurate and complete original newly‑signed copies of the applicable form (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder).
Each Lender shall promptly furnish to the Company and the Administrative Agent such additional documents as may be reasonably required by the Company or any Borrower or the Administrative Agent to establish any exemption from or reduction of any Taxes or Other Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender. Notwithstanding any other provision of this Section 2.14(e), neither the Company nor any Borrower shall be obligated to gross up any payments to any Lender pursuant to Section 2.14(e)(i), or to indemnify any Lender pursuant to Section 2.14(e)(iii), in respect of United States federal withholding taxes to the extent imposed as a result of (x) the failure of such Lender to deliver to the Company the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to Section 2.14(e)(vi), (y) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (z) the Lender designating a successor Lending Installation at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided, however, that the Company or the applicable Borrower, as the case may be, shall be obligated to gross up any payments to any such Lender pursuant to Section 2.14(e)(i), and to indemnify any such Lender pursuant to Section 2.14(e)(iii), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or exemption certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the Closing Date, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or the certifications made in such form or forms or Exemption Certificate untrue or inaccurate in any material respect, (ii) the redesignation of the Lender’s Lending Installation was made at the request of the Company or (iii) the obligation to gross up payments to any such Lender pursuant to Section 2.14(e)(i), or to indemnify any such Lender pursuant to Section 2.14(e)(iii), is with respect to a assignee Lender that becomes a Lender as a result of an assignment made at the request of the Company.
If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements or FATCA (including those contained in Sections 1471(b) or 1472(b) or the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b )(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph (vii), "FATCA" shall include any amendments made to FATCA after the date or this Agreement.
(vii)    Upon the request, and at the expense of the Company, each Lender to which the Company or any Borrower is required to pay any additional amount pursuant to this Section 2.14(e), shall reasonably afford the Company or the applicable Borrower, as applicable, the opportunity to contest, and shall reasonably cooperate with the Company or the applicable Borrower, as applicable, in contesting, the imposition of any Tax giving rise to such payment; provided, that (i) such Lender shall not be required to afford the Company or the applicable Borrower the opportunity to so contest unless the Company or the applicable Borrower, as applicable, shall have confirmed in writing to such Lender its obligation to pay such amounts pursuant to this Agreement; and (ii) the Company shall reimburse such Lender for its reasonable attorneys’ and accountants’ fees and disbursements incurred in so cooperating with the Company or the applicable Borrower in contesting the imposition of such Tax.
SECTION 2.15    Notification of Advances, Interest Rates, Prepayments and Aggregate Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing/Election Notice, and repayment notice received by it hereunder. The Administrative Agent will notify the applicable Borrower and each Lender of the interest rate applicable to each Eurodollar Rate Loan promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.
SECTION 2.16    Lending Installations. Each Lender will book its Loans or Letters of Credit at the appropriate Lending Installation listed on the administrative information sheets provided to the Administrative Agent in connection herewith or such other Lending Installation designated by such Lender in accordance with the final sentence of this Section 2.16. All terms of this Agreement shall apply to any such Lending Installation. Each Lender may, by written or facsimile notice to the Administrative Agent and the Company, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments and/or payments of L/C Obligations are to be made.
SECTION 2.17    Payments Generally; Administrative Agent’s Clawback.
(a)    General. All payments to be made by any Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by any Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s office in Dollars (except for L/C Obligation in respect of any Letter of Credit denominated in any other Agreed Currency, in which case in such Agreed Currency) and in immediately available funds not later than 3:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s lending office. All payments received by the Administrative Agent after 3:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall come due on a day other than a Business Day, except otherwise provided in the definition of “Termination Date”, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)    (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any borrowing of Eurodollar Rate Loans (or, in the case of any borrowing of Floating Rate

Loans, prior to 12:00 noon on the date of such borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.1(a) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Floating Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(ii)    Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or each such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.
(c)    Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to a Borrower by the Administrative Agent because the conditions set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)    Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 11.7(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.7(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.7(c).
(e)    Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
SECTION 2.18    Termination Date. This Agreement shall be effective until the Termination Date. Notwithstanding the termination of this Agreement, until (A) all Commitments shall have been terminated and all Loans and other Obligations hereunder shall be paid or satisfied (other than contingent Obligations to the extent no claim giving rise thereto has been asserted) and (B) all of the Letters of Credit shall have expired, been cancelled or terminated, or Cash Collateralized pursuant to the terms of this Agreement or supported by a letter of credit acceptable to the Administrative Agent (collectively, the “Termination Conditions”), all of the rights and remedies under this Agreement and the other Loan Documents shall survive.
SECTION 2.19    Replacement of Certain Lenders. If a Lender (“Affected Lender”) shall have: (i) become a Defaulting Lender or a Non-Consenting Lender, (ii) requested compensation from any Borrower under Sections 2.14(e), 4.1 or 4.2 to recover Taxes, Other Taxes or other additional costs incurred by such Lender which are not being incurred generally by the other Lenders, (iii) delivered a notice pursuant to Section 4.3 claiming that such Lender is unable to extend Eurodollar Rate Loans to any Borrower for reasons not generally applicable to the other Lenders, (iv) has invoked Section 11.2 or (v) become a Protesting Lender that may be replaced by the Borrowers pursuant to Section 2.20, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 14.1), all of its interests, rights (other than its existing rights to payments pursuant to Sections 2.14(e), 4.1, 4.2, 4.4, and 11.7) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)    the Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 14.1;

(b)    such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 4.4) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);
(c)    in the case of any such assignment resulting from a claim for compensation or payments required to be made pursuant to Section 4.1 or 4.2, such assignment will result in a reduction in such compensation or payments thereafter;
(d)    such assignment does not conflict with applicable Requirements of Law;
(e)    in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent; and
(f)    if at the time of such assignment, any Loan made to a Dutch Borrower would be outstanding and the Affected Lender’s Pro Rata Share of any and all of such Loans would, as of the date of assignment, in the aggregate with respect to any Dutch Borrower, be more than zero but less than the equivalent in Dollars (calculated on the basis of the Spot Rate of the Administrative Agent as of the date of such assignment) of €100,000, no assignment of Loans to such Dutch Borrower by the Affected Lender shall be made to an Eligible Assignee pursuant to this Section 2.19 other than to a Professional Market Party.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. The Administrative Agent is authorized to execute one or more of such assignment agreements as attorney‑in‑fact for any Affected Lender failing to execute and deliver the same within five (5) Business Days after demand from the Administrative Agent or the Company for such Affected Lender to execute and deliver the same.
SECTION 2.20    Subsidiary Borrowers. The Company may at any time or from time to time upon not less than (x) five (5) Business Days’ prior written notice (or such lesser time as acceptable to the Administrative Agent in its sole discretion) to the Administrative Agent (which shall promptly notify the Lenders thereof) in the case of any Domestic Subsidiary and (y) ten (10) Business Days’ prior written notice (or such lesser time as acceptable to the Administrative Agent in its sole discretion) to the Administrative Agent (which shall promptly notify the Lenders thereof) in the case of any Foreign Subsidiary, and with the consent of the Administrative Agent, add as a party to this Agreement any Subsidiary to be a Subsidiary Borrower hereunder by the execution and delivery to the Administrative Agent and the Lenders of (a) a duly completed Assumption Letter by such Subsidiary, with the written consent and guarantee affirmation by the Company and each other Loan Party at the foot thereof, (b) such guaranty and subordinated intercompany indebtedness documents as may be reasonably required by the Administrative Agent and such other opinions, documents, certificates or other items as may be required by Section 5.2, such documents with respect to any additional Subsidiaries to be substantially similar in form and substance to the Loan Documents executed on or about the Closing Date by the Subsidiaries parties hereto as of the Closing Date. Upon such execution, delivery and consent such Subsidiary shall for all purposes be a party hereto as a Subsidiary Borrower as fully as if it had executed and delivered this Agreement; provided that if the Company shall designate as a Subsidiary Borrower hereunder any Subsidiary not organized under the laws of the United States or any State thereof, (i) any Lender may, with notice to the Administrative Agent and the Company, fulfill its Commitment by causing an Affiliate of such Lender to act as the Lender in respect of such Subsidiary Borrower and (ii) (A) as soon as practicable after receiving notice from the Company or the Administrative Agent of the Company’s intent to designate such Subsidiary as a Subsidiary Borrower, and in any event no later than five (5) Business Days after the delivery of such notice, any Lender that may not legally lend to, establish credit for the account of and/or do any business whatsoever with so such Subsidiary Borrower directly or through an Affiliate of such Lender as provided in clause (i), or that would incur additional taxes or material costs and expenses from doing so (such Lender, a “Protesting Lender”) shall so notify the Company and the Administrative Agent in writing and (B) with respect to each Protesting Lender, the Company shall, effective on or before the date that such Subsidiary Borrower shall have the right to borrow hereunder, either (1) cancel its request to designate such Subsidiary as a Subsidiary Borrower hereunder or (2) notify the Administrative Agent and such Protesting Lender that the Commitment of such Protesting Lender shall be terminated, provided that such Protesting Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents, from the assignee to whom such Protesting Lender’s Commitment is assigned (to the extent of such outstanding principal and accrued interest and fees) or the Company or the relevant Subsidiary Borrower (in the case of all other amounts). So long as the principal of and interest on any Advances made to any Subsidiary Borrower under this Agreement shall have been repaid or paid in full, all Letters of Credit issued for the account of such Subsidiary Borrower have expired or been returned and terminated and all other obligations of such Subsidiary Borrower under this Agreement shall have been fully performed, the Company may, by not less than five (5) Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), terminate such Subsidiary Borrower’s status as a “Subsidiary Borrower”. The Administrative Agent shall give the Lenders written notice of the addition of any Subsidiary Borrowers to this Agreement.
SECTION 2.21    Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from any Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main office in New York, New York on the Business Day preceding that on which the final, non‑appealable judgment is given. The obligations of each Borrower in respect of any sum due to any Lender, any Issuing Bank or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender, such Issuing Bank or the

Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender, such Issuing Bank or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender, such Issuing Bank or the Administrative Agent, as the case may be, in the specified currency, each Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to reimburse such Lender, such Issuing Bank or the Administrative Agent, as the case may be, for any such loss; and if no Default or Unmatured Default shall have occurred and is continuing and the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender, any Issuing Bank or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender or Issuing Bank under Section 13.2, such Lender, such Issuing Bank or the Administrative Agent, as the case may be, agrees to remit such excess to such Borrower.
SECTION 2.22    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)    Fees. Fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.14(c);
(b)    Voting. The Commitment and Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.2); provided, that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of all Lenders or each Lender affected thereby;
(c)    Outstanding Swing Line Loans and Letters of Credit. If any Swing Line Loan or Letter of Credit is outstanding at the time such Lender becomes a Defaulting Lender then:
(i)    all or any part of such Defaulting Lender’s L/C Exposure or participation interests in such Swing Line Loans shall be reallocated among the non‑Defaulting Lenders in accordance with their respective Pro Rata Share but only to the extent (x) the sum of all non‑Defaulting Lenders’ Credit Exposure plus such Defaulting Lender’s L/C Exposure and participation interests in Swing Line Loans do not exceed the total of all non‑Defaulting Lenders’ Commitments and (y) after giving effect to such reallocation each non-Defaulting Lender’s Pro Rata Share of the Credit Exposure does not exceed such non-Defaulting Lender’s Commitment; and
(ii)    if the reallocation described in clause (i) above cannot, or can only partially, be effected, the applicable Borrower shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Swing Line

Loans and (y) second, Cash Collateralize for the benefit of the Issuing Bank only such Borrower’s obligations corresponding to such Defaulting Lender’s L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 3.13 for so long as such L/C Exposure is outstanding;
(iii)    if the applicable Borrower Cash Collateralizes any portion of such Defaulting Lender’s L/C Exposure pursuant to clause (ii) above, such Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.8 with respect to such Defaulting Lender’s L/C Exposure during the period such Defaulting Lender’s L/C Exposure is Cash Collateralized;
(iv)    if the L/C Exposure and/or participation interests in the Swing Line Loans of the non‑Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.14(c) and Section 3.8 shall be adjusted in accordance with such non‑Defaulting Lenders’ Pro Rata Shares; and
(v)    if all or any portion of such Defaulting Lender’s L/C Exposure is neither reallocated nor Cash Collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 3.8 with respect to such Defaulting Lender’s L/C Exposure shall be payable to the Issuing Banks until and to the extent that such L/C Exposure is reallocated and/or Cash Collateralized;
(d)    New Letters of Credit. So long as any Lender is a Defaulting Lender, the Issuing Banks shall not be required to issue, amend or increase any Letter of Credit, unless they are satisfied that the related exposure and the Defaulting Lender’s then outstanding L/C Exposure will be 100% covered by the Commitments of the non‑Defaulting Lenders and/or Cash Collateral will be provided by the applicable Borrower in accordance with Section 2.22(c), and any newly issued or increased Letter of Credit shall be allocated among non‑Defaulting Lenders in a manner consistent with Section 2.22(c)(i) (and such Defaulting Lender shall not participate therein); and
(e)    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 9.1 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 13.1 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to each applicable Issuing Bank or the Swing Line Lender hereunder; third, to Cash Collateralize each Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender; fourth, as the Company may request (so long as no Unmatured Default or Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize each Issuing Bank’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement; sixth, to the payment of any amounts owing to the Lenders, any Issuing Bank or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, such Issuing Bank or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Unmatured Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.3 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and the Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.22(c)(i). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.22(e) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
If any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless the Issuing Bank shall have entered into arrangements with the Company, such Lender or the non‑Defaulting Lenders, satisfactory to such Issuing Bank, to defease any risk to it in respect of such Lender hereunder.
In the event that the Administrative Agent, the Company, the Swing Line Lender and each Issuing Bank agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then (i) the L/C Obligations and participation interests in the Swing Line Loans of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par (other than Swing Line Loans) such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Pro Rata Share and (ii) the amount of Cash Collateral provided by any Borrower as a result of the existence of such Defaulting Lender pursuant to Section 2.22(c) (to the extent not applied as aforesaid) shall be returned to the applicable Borrower within three (3) Business Days after such determination.
ARTICLE III

THE LETTER OF CREDIT FACILITY
SECTION 3.1    The Letter of Credit Commitment.
(a)    (i) Subject to the terms and conditions set forth herein, (A) each Issuing Bank agrees, in reliance upon the agreements of the Lenders set forth in this Section 3.1, (1) from time to time on any Business Day during the period from the Transaction Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Company or any Subsidiary Borrower, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Company or any Subsidiary Borrower and any drawings thereunder; provided that before or after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Dollar Amount of the Revolving Credit Obligations at such time would not exceed the Adjusted Aggregate Commitment at such time (as such amount may be increased from time to time as provided in Section 2.5(b)) calculated as of the date of issuance of any Letter of Credit, (y) the Dollar Amount of the Financial Credit Obligations at such time would not exceed the Financial Credit Sublimit as of the date of issuance of any Letter of Credit or (z) the Dollar Amount of all Letters of Credit issued by such Issuing Bank would not exceed the Issuing Bank Sublimit of such Issuing Bank. Each request by a Person for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrowers that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(ii)    From and after the Transaction Closing Date each of the letters of credit identified on Schedule 3.1 hereto (the “Existing Letters of Credit”) and issued for the account of The Shaw Group Inc. or any of its Subsidiaries pursuant to the Second Amended and Restated Credit Agreement dated as of June 15, 2011 among The Shaw Group Inc., BNP Paribas and the other lenders party thereto (or deemed to be issued under such credit agreement) shall be deemed to have been issued pursuant hereto, and from and after the Transaction Closing Date shall be subject to and governed by the terms and conditions hereof. In the event any Lender that is the issuer of any Existing Letters of Credit is not an Issuing Bank hereunder on the Transaction Closing Date, such Lender shall be deemed to be an Issuing Bank solely for purposes of such Existing Letters of

Credit and shall not have any obligation to issue new Letters of Credit hereunder until and unless such Lender becomes an Issuing Bank in accordance herewith.
(iii)    From time to time after the Transaction Closing Date, the Company and any Issuing Bank may jointly request in the form of a Letter of Credit Application that any letter of credit issued by such Issuing Bank for the account of the Company or any Subsidiary Borrower under any facility not governed by this Agreement be deemed to be Letters of Credit issued pursuant to this Article III. If the conditions to the issuance of a Letter of Credit in the form of such letter of credit under this Article III would be satisfied on the requested date of such deemed issuance, from and after such requested date, such letter of credit shall be deemed to have been issued pursuant hereto and shall be subject to and governed by the terms and conditions hereof.
(b)    No Issuing Bank shall issue any Letter of Credit, if the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.
(c)    No Issuing Bank shall be under any obligation to issue any Letter of Credit if:
(i)    as of the date of issuance, any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing the Letter of Credit, or any Requirement of Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of Letters of Credit generally or the Letter of Credit in particular or shall impose upon such Issuing Bank with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Bank in good faith deems material to it;
(ii)    the issuance of the Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally;
(iii)    the Letter of Credit is to be denominated in a currency other than an Agreed Currency;
(iv)    any Lender is at that time a Defaulting Lender, unless the Borrowers shall have provided Cash Collateral in accordance with Section 3.13 to eliminate such Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender under all Letters of Credit, including Fronting Exposure that would arise pro forma from such proposed Letter of Credit;

(v)    such Issuing Bank does not as of the issuance date of the requested Letter of Credit issue Letters of Credit in the requested currency;
(vi)    the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or
(vii)    if the Letter of Credit is to be issued with respect to a jurisdiction the applicable Issuing Bank deems, in its sole discretion, may at any time subject it to a New Money Credit Event, the Company shall fail, at the request of such Issuing Bank, guaranty and indemnify such Issuing Bank against any and all costs, liabilities and losses resulting from any New Money Credit Event in a form and substance satisfactory to such Issuing Bank.
(d)    No Issuing Bank shall amend any Letter of Credit if such Issuing Bank would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.
(e)    No Issuing Bank shall be under any obligation to amend any Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(f)    Each Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each Issuing Bank shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article XII with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and L/C Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article XII included each Issuing Bank with respect to such acts or omissions, and (B) as additionally provided herein with respect to such Issuing Bank.
(g)    Notwithstanding anything to the contrary, no Letter of Credit shall be issued for the account of a Dutch Borrower unless such Dutch Borrower has previously borrowed a Revolving Loan pursuant to Section 2.1.
SECTION 3.2    Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.
(a)    Each Letter of Credit shall be issued or amended, as the case may be, upon the request of a Borrower delivered to the applicable Issuing Bank (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by an Authorized Officer of the applicable Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the applicable Issuing Bank, by personal delivery or by any other means acceptable to such Issuing Bank. Such

Letter of Credit Application must be received by the applicable Issuing Bank and the Administrative Agent not later than 12:00 noon at least two Business Days (or such later date and time as the Administrative Agent and such Issuing Bank may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to such Issuing Bank: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof and the Agreed Currency in which such Letter of Credit is to be denominated; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as such Issuing Bank may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to such Issuing Bank (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such Issuing Bank may require. Additionally, such Borrower shall furnish to such Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any L/C Documents, as such Issuing Bank or the Administrative Agent may require.
(b)    Promptly after receipt of any Letter of Credit Application, the applicable Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from a Borrower and, if not, the applicable Issuing Bank will provide the Administrative Agent with a copy thereof. Unless such Issuing Bank has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article V shall not then be satisfied, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Company or a Subsidiary Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Bank a risk participation in such Letter of Credit in an amount equal to such Lender’s Pro Rata Share of such Letter of Credit.
(c)    If a Borrower so requests in any applicable Letter of Credit Application, the applicable Issuing Bank may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by such Issuing Bank, the Borrowers shall not be required to make a specific request to such Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such Issuing Bank shall not permit any such extension if (A) the applicable Issuing Bank has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 3.1(b) or (c) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or Borrower that one or more of the applicable conditions specified in Section 5.3 is not then satisfied, and in each such case directing such Issuing Bank not to permit such extension.
(d)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Bank will also deliver to the applicable Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
SECTION 3.3    Drawings and Reimbursements; Funding of Participations.
(a)    Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Bank shall notify the Borrowers and the Administrative Agent thereof. Not later than 1:00 p.m. on the date of any payment by the applicable Issuing Bank under a Letter of Credit (each such date, an “Honor Date”), the Borrowers shall reimburse such Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing in accordance with Section 2.17. If the Borrowers fail to so reimburse such Issuing Bank by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the Dollar Amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Pro Rata Share thereof. In such event, the Borrowers shall be deemed to have requested a Floating Rate Advance to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.8 for the principal amount of an Advance, but subject to the amount of the unutilized portion of the Aggregate Commitment and the conditions set forth in Section 5.3 (and, in the case of a Dutch Borrower, such Dutch Borrower shall, if it has not previously borrowed any Revolving Loan hereunder, be deemed to be liable for at least the minimum amount set forth in Section 2.1(d) to each Lender in respect of such requested Floating Rate Advance). Any notice given by any Issuing Bank or the Administrative Agent pursuant to this Section 3.3(a) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(b)    Each Lender shall upon any notice pursuant to Section 3.3(a) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable Issuing Bank at the Administrative Agent’s office in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 2:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 3.3(c), each Lender that so makes funds available shall be deemed to have made a Floating Rate Advance to the Borrowers in such amount (or in the case of a Dutch Borrower, the greater of such amount and such minimum amount as is specified in Section 3.3(a), if applicable). The Administrative Agent shall remit the funds so received to the applicable Issuing Bank.
(c)    With respect to any Unreimbursed Amount that is not fully refinanced by a Floating Rate Advance because the conditions set forth in Section 5.3 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the applicable Issuing Bank an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate set forth in Section 2.10. In such event, each Lender’s payment to the Administrative Agent for the account of the applicable Issuing Bank pursuant to Section 3.3(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Article III (it being understood that in the case of a Dutch Borrower, such Dutch Borrower shall, if it has not previously borrowed any Revolving Loan hereunder, be deemed to be liable for at least the minimum amount set forth in Section 2.1(d) to each Lender in respect of such L/C Borrowing).
(d)    Until each Lender funds its Floating Rate Advance or L/C Advance pursuant to this Section 3.3 to reimburse the applicable Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of such Issuing Bank.
(e)    Each Lender’s obligation to make Floating Rate Advances or L/C Advances to reimburse the applicable Issuing Bank for amounts drawn under Letters of Credit, as contemplated by this Section 3.3, shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such Issuing Bank, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Unmatured Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Floating Rate Advances pursuant to this Section 3.3 is subject to the conditions set forth in Section 5.3. No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse any Issuing

Bank for the amount of any payment made by such Issuing Bank under any Letter of Credit, together with interest as provided herein.
(f)    If any Lender fails to make available to the Administrative Agent for the account of any Issuing Bank any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 3.3 by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, such Issuing Bank shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by such Issuing Bank in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by such Issuing Bank in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Pro Rata Share of the Floating Rate Advance or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of such Issuing Bank submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
SECTION 3.4    Repayment of Participants.
(a)    At any time after the applicable Issuing Bank has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 3.3, if the Administrative Agent receives for the account of such Issuing Bank any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from a Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof in the same funds as those received by the Administrative Agent.
(b)    If any payment received by the Administrative Agent for the account of an Issuing Bank pursuant to Section 3.3(a) is required to be returned under any of the circumstances described in Section 10.5 (including pursuant to any settlement entered into by such Issuing Bank in its discretion), each Lender shall pay to the Administrative Agent for the account of such Issuing Bank its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

SECTION 3.5    Obligations Absolute. The obligation of the Borrowers to reimburse each Issuing Bank for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(a)    any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
(b)    the existence of any claim, counterclaim, setoff, defense or other right that any Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(c)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(d)    waiver by any Issuing Bank of any requirement that exists for such Issuing Bank’s protection and not the protection of any Borrower or any waiver by such Issuing Bank which does not in fact materially prejudice any Borrower;
(e)    honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(f)    any payment made by such Issuing Bank in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable; or
(g)    any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any Subsidiary.
The applicable Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower’s instructions or other irregularity, such Borrower will immediately notify the applicable Issuing Bank. Such Borrower shall be conclusively deemed to have waived any such claim against such Issuing Bank and its correspondents unless such notice is given as aforesaid.
SECTION 3.6    Role of Issuing Bank. Each Lender and Borrower agree that, in paying any drawing under a Letter of Credit, no Issuing Bank shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Issuing Banks, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any Issuing Bank shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or L/C Document. Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude such Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Issuing Banks, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the Issuing Banks shall be liable or responsible for any of the matters described in clauses (a) through (h) of Section 3.5; provided, however, that anything in such clauses to the contrary notwithstanding, the applicable Borrower may have a claim against the applicable Issuing Bank, and the applicable Issuing Bank may be liable to the applicable Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by such Issuing Bank’s willful misconduct or gross negligence or such Issuing Bank’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no Issuing Bank shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. Each Issuing Bank may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.
SECTION 3.7    Applicability of ISP and UCP; Limitation of Liability. Unless otherwise expressly agreed by the applicable Issuing Bank and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, no Issuing Bank shall be responsible to any Borrower for, and no Issuing Bank’s rights and remedies against any Borrower shall be impaired by, any action or inaction of any Issuing Bank required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Requirement of Law or any order of a jurisdiction where such Issuing Bank or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International

Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.
SECTION 3.8    Letter of Credit Fees. The Borrowers agree to pay:
(a)    quarterly, in arrears on each Payment Date, to the Administrative Agent for the ratable benefit of the Lenders, a letter of credit fee at a rate per annum equal to the Applicable L/C Fee Percentage for Performance Letters of Credit and Financial Letters of Credit, as applicable, on the average daily outstanding Dollar Amount available for drawing under all Performance Letters of Credit and Financial Letters of Credit, respectively; provided, however, that for purposes of computing the average daily outstanding Dollar Amount available for drawing under all Letters of Credit, to the extent any Escalating L/C is then issued and outstanding, the letter of credit fee shall be calculated based on the maximum Dollar Amount (after giving effect to all possible increases) available to be drawn thereunder;
(b)    directly to each Issuing Bank for its own account, in Dollars, a fronting fee (i) with respect to each commercial Letter of Credit, at a rate separately agreed between the Company and such Issuing Bank, computed on the Dollar Amount of the stated amount of such Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the Company and such Issuing Bank, computed on the Dollar Amount of the amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each standby Letter of Credit, at 0.15% per annum, computed on the Dollar Amount of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears; such fronting fee shall be due and payable on each Payment Date, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 3.11; and
(c)    directly to each applicable Issuing Bank for its own account, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
SECTION 3.9    Conflict with L/C Documents. In the event of any conflict between the terms hereof and the terms of any L/C Document, the terms hereof shall control.
SECTION 3.10    Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit deemed issued or outstanding under Section 3.1(a)(ii) is in support of any obligations of, or is for the account of, a Subsidiary that is not a Subsidiary Borrower, the Borrowers shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit. The Borrowers hereby acknowledge that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrowers, and that the Borrowers’ business derives substantial benefits from the businesses of such Subsidiaries.

SECTION 3.11    Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any L/C Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time; provided, further that without limiting the generality of the immediately preceding proviso, at any time the amount or stated amount of a Letter of Credit denominated in a currency other than Dollar shall be deemed to be the Dollar Amount of such stated amount at such time.
SECTION 3.12    Market Disruption. Notwithstanding the satisfaction of all conditions referred to in Article II, Article III and Article V with respect to any Letter of Credit to be issued in any Agreed Currency other than Dollars, if there shall occur on or prior to the date of issuance of such Letter of Credit any Market Disruption, then the Administrative Agent shall forthwith give notice thereof to the Borrowers, the Issuing Banks and the Lenders, and such Letter of Credit shall not be denominated in such Agreed Currency but shall be made on the date of issuance of such Letter of Credit in Dollars, in a face amount equal to the Dollar Amount of the face amount specified in the related request or application for such Letter of Credit, unless the applicable Borrower notifies the Administrative Agent at least one Business Day before such date that (i) it elects not to request the issuance of such Letter of Credit on such date or (ii) it elects to have such Letter of Credit issued on such date in a different Agreed Currency, as the case may be, in which the denomination of such Letter of Credit would in the opinion of the applicable Issuing Bank, the Administrative Agent and the Required Lenders be practicable and in a face amount equal to the Dollar Amount of the face amount specified in the related request or application for such Letter of Credit, as the case may be.
SECTION 3.13    Controlled Account.
(a)    Certain Credit Support Events. If (i) Section 2.4(b)(ii), 2.4(b)(iii) or 2.22(c)(ii) so requires, (ii) an Issuing Bank has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (iii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, or (iv) the Borrowers shall be required to provide Cash Collateral pursuant to Section 9.1, the Borrowers shall immediately (in the case of clause (iv) above) or within one Business Day (in all other cases) following any request by the Administrative Agent or such Issuing Bank, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to Section 2.22(c)(ii), after giving effect to Section 2.22(c)(i) and any Cash Collateral provided by the Defaulting Lender). The amount of Cash Collateral provided pursuant to Section 2.22(d) or 3.1(c)(iv) shall be the amount described in clause (a) of the definition of Minimum Collateral Amount (determined after giving effect to Section 2.22(c)(i) and any Cash Collateral provided by the Defaulting Lender).
(b)    Grant of Security Interest. Each Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of)

the Administrative Agent, for the benefit of the Administrative Agent, each applicable Issuing Bank and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 3.13(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the applicable Issuing Bank as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in one or more blocked, non-interest bearing Controlled Accounts at BofA. The Borrowers shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(c)    Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 3.13 or Section 2.4(b)(ii), 2.4(b)(iii), 2.22(c)(ii) or 9.1 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(d)    Release. Cash Collateral (or the appropriate portion thereof) provided to reduce L/C Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable L/C Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 14.1(b)(vi))) or (ii) the determination by the Administrative Agent and the Issuing Bank that there exists excess Cash Collateral; provided, however, the Person providing Cash Collateral and the applicable Issuing Bank may agree that Cash Collateral shall not be released but instead held to support future anticipated L/C Exposure or other obligations.
ARTICLE IV

CHANGE IN CIRCUMSTANCES
SECTION 4.1    Yield Protection.
(a)    Yield Protection. If any law or any governmental or quasi‑governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) adopted after the date of this Agreement and having general applicability to all banks within the jurisdiction in which such Lender operates (excluding, for the avoidance of doubt, the effect of and phasing in of capital requirements or other regulations or guidelines passed prior to the date of this Agreement), or any interpretation or application thereof by any Governmental Authority charged with the interpretation or application thereof, or the compliance of any Lender therewith,
(i)    subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from any Borrower (excluding taxation of the overall net income of any Lender or taxation of a similar basis, which are governed by Section 2.14(e)), or changes the basis of taxation of payments to any Lender in respect of its Commitment, Loans, its L/C Exposure, the Letters of Credit or other amounts due it hereunder, or
(ii)    imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Rate Loans) with respect to its Commitment, Loans, L/C Exposure or the Letters of Credit, or
(iii)    imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its Commitment, the Loans, the L/C Exposures or the Letters of Credit or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its Commitment, Loans or Letters of Credit, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Commitment, Loans or L/C Exposure held or interest received by it or by reference to the Letters of Credit, by an amount deemed material by such Lender;
and the result of any of the foregoing is to increase the cost to that Lender of making, renewing or maintaining its Commitment, Loans, L/C Exposure, or Letters of Credit or to reduce any amount received under this Agreement, then, within fifteen (15) days after receipt by the Company or any other Borrower of written demand by such Lender pursuant to Section 4.5, the applicable Borrowers shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, L/C Exposure, Letters of Credit and its Commitment.
(b)    Non‑U.S. Reserve Costs or Fees With Respect to Loans and Letters of Credit to Borrowers. If any law or any governmental or quasi‑governmental rule, regulation, policy, guideline or directive of any jurisdiction outside of the United States of America or any subdivision thereof (whether or not having the force of law), imposes or deems applicable any reserve requirement against or fee with respect to assets of, deposits with or for the account of, or credit extended by, any Lender, any Issuing Bank or any applicable Lending Installation, and the result of the foregoing is to increase the cost to such Lender, such Issuing Bank or applicable Lending Installation of making or maintaining its Eurodollar Loans to, or issuing a Letter of Credit in an Agreed Currency other than Dollars for the benefit of, any Borrower or its Commitment to any Borrower or to reduce the return received by such Lender, such Issuing Bank or applicable Lending Installation in connection with such Eurodollar Loans or Letters of Credit to or for the benefit of any Borrower or Commitment to any Borrower, then, within

15 days of demand by such Lender or such Issuing Bank, such Borrower shall pay such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank for such increased cost or reduction in amount received, provided that such Borrower shall not be required to compensate any Lender for such non‑U.S. reserve costs or fees to the extent that an amount equal to such reserve costs or fees is received by such Lender as a result of the calculation of the interest rate applicable to Eurodollar Rate Advances pursuant to clause (i)(b) of the definition of “Eurodollar Rate.”
SECTION 4.2    Changes in Capital Adequacy Regulations. If a Lender determines (i)(x) the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a “Change” (as defined below) or (y) a Change shall impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein, and (ii) such increase in capital or imposition will result in an increase in the cost to such Lender of maintaining its Commitment, Loans, L/C Exposure, the Letters of Credit or its obligation to make Loans hereunder, then, within fifteen (15) days after receipt by the Company or any other Borrower of written demand by such Lender pursuant to Section 4.5, the applicable Borrowers shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Commitment, its Loans, its L/C Exposure, the Letters of Credit or its obligation to make Loans hereunder (after taking into account such Lender’s policies as to capital adequacy). “Change” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change”, regardless of the date enacted, adopted or issued.
SECTION 4.3    Availability of Types of Advances. If (i) any Lender determines that maintenance of its Eurodollar Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, or (ii) the Required Lenders determine that (x) deposits of a type or maturity appropriate to match fund Eurodollar Rate Loans are not available or (y) the interest rate applicable to a Eurodollar Rate Loan does not accurately reflect the cost of making or maintaining such an Advance, then the Administrative Agent shall suspend the availability of the affected Type of Advance and, in the case of any occurrence set forth in clause (i), require any Advances of the affected Type to be repaid or converted into another Type.

SECTION 4.4    Funding Indemnification. If any payment of a Eurodollar Rate Loan occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment (whether voluntary or mandatory, including, without limitation, as required pursuant to Section 2.4(b)), or otherwise (including, without limitation, as a result of the provisions of Section 2.5(b)), or a Eurodollar Rate Loan is not made, converted or continued on the date specified by the applicable Borrower for any reason other than default by the Lenders, or a Eurodollar Rate Loan is not prepaid on the date specified by the applicable Borrower for any reason, the Borrowers shall indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Rate Loan.
SECTION 4.5    Lender Statements; Survival of Indemnity. If reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Rate Loan to reduce any liability of any Borrower to such Lender under Sections 4.1 and 4.2 or to avoid the unavailability of a Type of Advance under Section 4.3, so long as such designation is not, in the judgment of the Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Company (with a copy to the Administrative Agent) as to the amount due, if any, under Sections 2.14(e), 4.1, 4.2 or 4.4 and shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be prima facie evidence thereof and binding on the Borrowers in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Rate Loan shall be calculated as though each Lender funded its Eurodollar Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the applicable Borrower of such statement. The obligations of the Company and the other Borrowers under Sections 2.14(e), 4.1, 4.2 and 4.4 shall survive payment of the Obligations and termination of this Agreement.
ARTICLE V

CONDITIONS PRECEDENT
SECTION 5.1    Initial Advances and Letters of Credit. The Lenders shall not be required to make Loans or issue any Letters of Credit on the Transaction Closing Date unless:
(a)    On or prior to the Closing Date, the Borrowers shall have furnished to the Administrative Agent each of the following, with sufficient copies (if applicable) for the Lenders, all in form and substance satisfactory to the Administrative Agent and the Lenders:
(i)    Counterparts of this Agreement and to the extent requested by any Lender at least five Business Days prior to the Closing Date, a promissory note in substantially the form of Exhibit I issued to such Lender, in each case duly executed by each party hereto or thereto;

(ii)    Counterparts of the Subsidiary Guaranty duly executed by each party thereto;
(iii)    Copies of the Certificate of Incorporation or comparable charter documents of each of the Borrowers and the Initial Material Subsidiaries as of the Closing Date, together with all amendments and a certificate of good standing, both certified as of a recent date by the appropriate governmental officer in its jurisdiction of incorporation;
(iv)    Copies, certified by the Secretary or Assistant Secretary of each of the Borrowers and the Initial Material Subsidiaries of their respective By‑Laws or comparable governance documents and of their respective Board of Directors’ resolutions authorizing the execution of the Loan Documents entered into by it;
(v)    An incumbency certificate, executed by the Secretary or Assistant Secretary of each of the Borrowers and the Initial Material Subsidiaries, which shall identify by name and title and bear the signature of the officers of the applicable Borrower or Initial Material Subsidiary authorized to sign the Loan Documents and, of the applicable Borrower to make borrowings hereunder, upon which certificate the Lenders shall be entitled to rely until informed of any change in writing by the Company;
(vi)    The written opinions of the Assistant General Counsel of the Borrowers and the Initial Material Subsidiaries, of the Company’s Dutch counsel, and of the Borrowers’ and the Initial Material Subsidiaries’ outside counsels, addressed to the Administrative Agent and the Lenders, in substantially the forms attached hereto as Exhibit E‑1, Exhibit E‑2 and Exhibit E-4, respectively; and
(vii)    (A) As soon as available and in any event within 90 days (or such shorter period as shall be required by the Securities and Exchange Commission) after the end of the fiscal year ending August 31, 2012, the consolidated balance sheet of The Shaw Group Inc. as of the end of such fiscal year and related consolidated statements of operations, cash flows and shareholders’ equity, in each case audited by KPMG LLP; and (B) as soon as available and in any event within 45 days after the end of each fiscal quarter after (1) the fiscal year ended August 31, 2011, an unaudited balance sheet and related statements of operations and cash flows of The Shaw Group Inc. for such fiscal quarter and for the elapsed period of the then-current fiscal year and for the comparable periods of the prior fiscal year and (2) the fiscal year ended December 31, 2011, an unaudited balance sheet and related statements of operations and cash flows of the Company for such fiscal quarter and for the elapsed period of the then-current fiscal year and for the comparable periods of the prior fiscal year; and
(viii)    The Borrowers and each of the Guarantors shall have provided the documentation and other information to the Administrative Agents that are required under applicable “know-your-customer” rules and regulations, including the Act, and requested by the Administrative Agent, at least five business days prior to the Closing Date; and

(b)    On or prior to the Transaction Closing Date, the following shall have occurred and in the case of clauses (i) through (iii) the Borrowers shall have furnished to the Administrative Agent, with sufficient copies (if applicable) for the Lenders, all in form and substance acceptable to the Administrative Agent and the Lenders:
(i)    The occurrence of each of the following (which occurrence shall be certified in a certificate, in form and substance reasonably satisfactory to the Administrative Agent, by an Authorized Officer of the Company): (A) the representations and warranties made by or on behalf of The Shaw Group Inc. in the Transaction Agreement and which are material to the interests of the Lenders (in their capacities as such) shall be true and correct in all material respects (or, with respect to representations already qualified by concepts of materiality, in all respects) as of the Transaction Closing Date, but only to the extent that the Company has the right to terminate its obligations under the Transaction Agreement or to decline to consummate the Shaw Acquisition as a result of a breach of such representations and warranties in the Transaction Agreement; (B) the Shaw Acquisition shall have been, or concurrently with the initial funding of the Loans and the initial issuance of Letters of Credit shall be, consummated in accordance with the terms of the Transaction Agreement, without giving effect to any amendment, modification, waiver or consent thereunder by the Company or any of its affiliates that is materially adverse to the interests of the Lenders (in their capacities as such) unless such amendment or modification is approved by the Arrangers (which approval shall not be unreasonably withheld or delayed); provided, that any change in purchase price or any waiver or modification of (1) the condition that NEH shall have validly exercised its put rights with respect to all of the Holdco Shares (as defined in the Transaction Agreement) under the put options agreements dated October 13, 2006 (the “Put Options Agreements”) on or prior to October 6, 2012 or (2) the condition that the E&C Sale (as defined in the Transaction Agreement) shall have been consummated in accordance with the terms and conditions of the E&C Agreement (as defined in the Transaction Agreement as of the date hereof), shall be deemed to be materially adverse to the Lenders; provided further that any Permitted Transaction Agreement Amendment (as defined in the Fee Letter) shall be deemed not to be materially adverse to the Lenders; (C) since the date of the Transaction Agreement, there shall not have been any event, occurrence, state of facts, circumstance, condition, effect or change that has had or would be reasonably likely to have, individually or in the aggregate, a Shaw Material Adverse Effect; and (D) the representations and warranties contained in Sections 6.1(i), 6.2(a), 6.2(b), 6.2(c)(i), 6.3(i), 6.11, 6.15, 6.20, 6.21, 6.22 and 6.23 are true and correct as of such date;
(ii)    (A) As soon as available and in any event within 90 days (or such shorter period as shall be required by the Securities and Exchange Commission) after the end of the fiscal year ending December 31, 2012 (if the Transaction Closing Date has not occurred at that time), the consolidated balance sheet of the Company as of the end of such fiscal year and related consolidated statements of operations, cash flows and shareholders’ equity, in each case audited by Ernst & Young LLP; and (B) a pro forma balance sheet and related statement of operations of the Company for the latest four-

quarter period ended at least 45 days before the Transaction Closing Date, prepared after giving effect to the Transaction as if the Transaction had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such other statements of operations) (the “Pro Forma Financial Statements”), all of which financial statements shall be prepared in accordance with generally accepted accounting principles in the United States and meet the requirements of Regulation S-X under the Securities Act and all other accounting rules and regulations of the Securities and Exchange Commission promulgated thereunder applicable to a registration statement under the Securities Act on Form S-1 (excluding Rule 3-09, 3-10 and 3-16 of Regulation S-X but including disclosures that would allow investors to understand the materiality of the guarantors, non-guarantors, non-consolidated entities and subsidiaries whose stock is pledged);
(iii)    The occurrence of each of the following (which occurrence shall be certified in a certificate of the chief financial officer of the Company, including calculations in reasonable detail): (A) immediately after giving effect to the Transaction, on a pro forma basis the Leverage Ratio will be no more than 3.25:1.00, (B) the Pro Forma Financial Statements were prepared in good faith on the basis of the assumptions stated therein, which assumptions are fair in light of the then existing conditions and (C) The Shaw Group Inc. shall have unrestricted cash on hand, as of the Transaction Closing Date immediately prior to giving effect to the Shaw Acquisition, of not less than $800.0 million; and
(iv)    All fees due to the Administrative Agent, the Arrangers and the Lenders under the Fee Letter, and all expenses to be paid or reimbursed to the Administrative Agent and the Arrangers that have been invoiced a reasonable period of time prior to the Transaction Closing Date shall have been paid, in each case, from the proceeds of the initial funding under the applicable Transaction Facilities.
SECTION 5.2    Initial Advance to Each New Subsidiary Borrower. No Lender shall be required to make an Advance hereunder or purchase participations in Letters of Credit, no Issuing Bank shall be required to issue a Letter of Credit hereunder, in each case, to a new Subsidiary Borrower added after the Transaction Closing Date unless the Company has furnished or caused to be furnished to the Administrative Agent with sufficient copies for the Lenders:
(a)    The Assumption Letter executed and delivered by such Subsidiary Borrower and containing the written consent and guarantee affirmation of each other Loan Party at the foot thereof, as contemplated by Section 2.20;
(b)    Copies, certified by the Secretary, Assistant Secretary, Director or Officer of such Subsidiary Borrower and each other Loan Party, of its Board of Directors’ resolutions (and/or resolutions of other bodies, if any are deemed necessary by the Administrative Agent), or other evidence of approval reasonably acceptable to the Administrative Agent, approving the Assumption Letter;

(c)    An incumbency certificate, executed by the Secretary, Assistant Secretary, Director or Officer of the Subsidiary Borrower, which shall identify by name and title and bear the signature of the officers of such Subsidiary Borrower authorized to sign the Assumption Letter and the other documents to be executed and delivered by such Subsidiary Borrower hereunder, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Company;
(d)    An opinion of counsel to such Subsidiary Borrower, substantially in the form of Exhibit E‑4 hereto or, in the case of a new non‑domestic Subsidiary Borrower, in a form reasonably acceptable to the Administrative Agent;
(e)    Guaranty documentation, if applicable, from such Subsidiary Borrower in form and substance acceptable to the Administrative Agent as required pursuant to Section 7.2(k);
(f)    All documentation and other information required by bank regulatory authorities under applicable “know‑your‑customer” and anti‑money laundering rules and regulations, including the USA PATRIOT Act; and
(g)    With respect to the initial Advance or any Swing Line Loan made to, or Letter of Credit issued for the account of, any Subsidiary Borrower organized under the laws of England and Wales (or any other jurisdiction where filings are required in order for amounts payable under this Agreement to be exempt from applicable withholding or other taxes), originals and/or copies, as applicable, of all filings required to be made and such other evidence as the Administrative Agent may require establishing to the Administrative Agent’s satisfaction that each Lender and Issuing Bank and the Swing Line Lender is entitled to receive payments under the Loan Documents without deduction or withholding of any United Kingdom (or other applicable jurisdictions) taxes or with such deductions and withholding of United Kingdom (or other applicable jurisdictions) taxes as may be acceptable to the Administrative Agent.
SECTION 5.3    Each Advance and Letter of Credit after the Transaction Closing Date. After the Transaction Closing Date, the Lenders shall not be required to make any Advance or issue or amend any Letter of Credit and no Swing Line Lender shall be required to make any Swing Line Loans hereunder, unless on the applicable Borrowing Date, or in the case of a Letter of Credit, the date on which the Letter of Credit is to be issued or amended:
(a)    No Defaults. There exists no Default or Unmatured Default;
(b)    Representations and Warranties. All of the representations and warranties contained in Article VI are true and correct as of such Borrowing Date (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true and correct as of such date, except that for purposes of this Section 5.3, the representations and warranties contained in Sections 6.4(b) and (c) shall be deemed to refer to the most recent statements furnished pursuant to

Sections 7.1(a)(ii) and (i), respectively) except for changes in the Schedules to this Agreement reflecting transactions permitted by or not in violation of this Agreement; and
(c)    Maximum Amounts. The Revolving Credit Obligations do not, and after making such proposed Advance or issuing or amending such Letter of Credit would not, exceed the Adjusted Aggregate Commitment and the Financial Credit Obligations do not, and after making such proposed Advance or issuing or amending such Letter of Credit would not, exceed the Financial Credit Sublimit.
Each Borrowing/Election Notice with respect to each such Advance and the letter of credit application with respect to each such Letter of Credit shall constitute a representation and warranty by the Borrowers that the conditions contained in Sections 5.3(a), (b) and (c) have been satisfied. For the avoidance of doubt and without limiting Section 5.1, the conditions set forth in Sections 5.3(a) and (b) are not conditions to the making of any Advance or issuance of any Letter of Credit on the Transaction Closing Date, and the failure to satisfy any such conditions on or prior to the Transaction Closing Date, or the existence of any Default or Unmatured Default prior to or after the making of any Advance or issuance of any Letter of Credit on the Transaction Closing Date, shall not give the Administrative Agent or any Lender the ability to terminate any of the Commitments on or prior to the Transaction Closing Date or to terminate or suspend the obligations of the Lenders to make Loans hereunder on the Transaction Closing Date or the obligation of the Issuing Banks to issue Letters of Credit hereunder on the Transaction Closing Date.
ARTICLE VI

REPRESENTATIONS AND WARRANTIES
The Company represents and warrants as follows to each Lender and the Administrative Agent on and as of the Closing Date, the Transaction Closing Date (giving effect to the consummation of the transactions contemplated by the Loan Documents on the Transaction Closing Date), each other day of the making of an Advance or the issuance or amendment of any Letter of Credit and each other date on which the representations and warranties in this Article are required to be made pursuant to the terms of this Agreement or any other Loan Document:
SECTION 6.1    Organization; Corporate Powers. The Company and each of its Subsidiaries (i) is a corporation, limited liability company or partnership that is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect, and (iii) has all requisite power and authority to own, operate and encumber its property and to conduct its business as presently conducted and as proposed to be conducted.

SECTION 6.2    Authority, Execution and Delivery; Loan Documents.
(a)    Power and Authority. Each of the Loan Parties has the requisite power and authority (i) to execute, deliver and perform each of the Loan Documents which are to be executed by it as required by this Agreement and the other Loan Documents and (ii) to file the Loan Documents which must be filed by it as required by this Agreement, the other Loan Documents or otherwise with any Governmental Authority.
(b)    Execution and Delivery. The execution, delivery, performance and filing, as the case may be, of each of the Loan Documents as required by this Agreement or otherwise and to which any Loan Party is party, and the consummation of the transactions contemplated thereby, have been duly approved by the respective boards of directors and, if necessary, the shareholders of the applicable Loan Parties, and such approvals have not been rescinded.
(c)    Loan Documents. (i) Each of the Loan Documents to which the Company or any of its Subsidiaries is a party has been duly executed, delivered or filed, as the case may be, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally), is in full force and effect and (ii) no material term or condition thereof has been amended, modified or waived from the terms and conditions contained in the Loan Documents delivered to the Administrative Agent pursuant to Section 5.1 without the prior written consent of the Required Lenders, and the Company and its Subsidiaries have, and, to the best of the Company’s and its Subsidiaries’ knowledge, all other parties thereto have, performed and complied with all the terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such parties, and no unmatured default, default or breach of any covenant by any such party exists thereunder.
SECTION 6.3    No Conflict; Governmental Consents. The execution, delivery and performance of each of the Loan Documents to which each of the Loan Parties is a party do not and will not (i) conflict with the certificate or articles of incorporation or by‑laws of such Loan Party, (ii) constitute a tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or Contractual Obligation of any such Loan Party, or require termination of any Contractual Obligation, (iii) result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of the Company or any of its Subsidiaries, other than Liens permitted or created by the Loan Documents, or (iv) require any approval of any Loan Party’s Board of Directors or shareholders except such as have been obtained. The execution, delivery and performance of each of the Loan Documents to which the Company or any of its Subsidiaries is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except filings, consents or notices which have been made, obtained or given, or which, if not made, obtained or given, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

SECTION 6.4    Financial Statements.
(a)    Pro Forma Financials. The combined pro forma balance sheet, income statements and statements of cash flow of the Company and its Subsidiaries, copies of which have been delivered to the Administrative Agent on or before the Closing Date, present on a pro forma basis the financial condition of the Company and such Subsidiaries as of such date, and demonstrate that the Company and its Subsidiaries can repay their debts and satisfy their other obligations as and when due, and can comply with the requirements of this Agreement. The projections and assumptions expressed in the pro forma financials referenced in this Section 6.4(a) were prepared in good faith and represent management’s opinion based on the information available to the Company at the time so furnished and, since the preparation thereof and up to the Transaction Closing Date, there has occurred no change in the business, financial condition, operations, or prospects of the Company or any of its Subsidiaries, or the Company and its Subsidiaries taken as a whole, which has had or could reasonably be expected to have a Material Adverse Effect.
(b)    Audited Financial Statements. Complete and accurate copies of the audited financial statements and the audit reports related thereto of the Company and its consolidated Subsidiaries as at December 31, 2011 have been delivered to the Administrative Agent and such financial statements were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.
(c)    Interim Financial Statements. Complete and accurate copies of the unaudited financial statements of the Company and its consolidated Subsidiaries as at March 31, 2012, June 30, 2012, September 30, 2012 and (if the representations and warranties contained in this Section 6.4(c) are made more than 60 days after December 31, 2012) December 31, 2012 have been delivered to the Administrative Agent and such financial statements were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended, subject to normal year‑end audit adjustments.
SECTION 6.5    No Material Adverse Change. Since December 31, 2011, there has occurred no change in the business, properties, condition (financial or otherwise), performance or results of operations of the Company, any other Borrower or the Company and its Subsidiaries taken as a whole, or any other event which has had or could reasonably be expected to have a Material Adverse Effect.
SECTION 6.6    Payment of Taxes. All material tax returns and reports of the Company and its Subsidiaries required to be filed have been timely (taking into account any applicable extensions) filed, and all material taxes, assessments, fees and other governmental charges thereupon and upon their respective property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid except those items which are being contested in good faith and have been reserved for in accordance with Agreement

Accounting Principles. The Company has no knowledge of any proposed tax assessment against it or any of its Subsidiaries that, if successfully imposed, will have a Material Adverse Effect.
SECTION 6.7    Litigation; Loss Contingencies and Violations. Other than as identified on Schedule 6.7, there is no action, suit, proceeding, arbitration or, to the Company’s knowledge, investigation before or by any Governmental Authority or private arbitrator pending or, to the Company’s knowledge, threatened against or affecting the Company or any of its Subsidiaries or any property of any of them, including, without limitation, any such actions, suits, proceedings, arbitrations and investigations disclosed in the Company’s SEC Forms 10‑K and 10‑Q (the “Disclosed Litigation”), which (i) challenges the validity or the enforceability of any material provision of the Loan Documents or (ii) has or could reasonably be expected to have a Material Adverse Effect. There is no material loss contingency within the meaning of Agreement Accounting Principles which has not been reflected in the consolidated financial statements of the Company prepared and delivered pursuant to Section 7.1(a) for the fiscal period during which such material loss contingency was incurred. Neither the Company nor any of its Subsidiaries is (A) in violation of any applicable Requirements of Law which violation could reasonably be expected to have a Material Adverse Effect, or (B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which could reasonably be expected to have a Material Adverse Effect.
SECTION 6.8    Subsidiaries. As of the date hereof, schedule 6.8 to this Agreement (i) contains a description of the corporate structure of the Company, its Subsidiaries and any other Person in which the Company or any of its Subsidiaries holds an Equity Interest; and (ii) accurately sets forth (A) the correct legal name, the jurisdiction of incorporation and the jurisdictions in which each of the Company and the direct and indirect Subsidiaries of the Company are qualified to transact business as a foreign corporation, (B) the authorized, issued and outstanding shares of each class of Capital Stock of each of the Company’s Foreign Subsidiaries and the owners of such shares (both as of the Closing Date and on a fully‑diluted basis), and (C) a summary of the direct and indirect partnership, joint venture, or other Equity Interests, if any, of the Company and each of its Subsidiaries in any Person. As of the date hereof, except as disclosed on Schedule 6.8, none of the issued and outstanding Capital Stock of the Company’s Foreign Subsidiaries is subject to any vesting, redemption, or repurchase agreement, and there are no warrants or options outstanding with respect to such Capital Stock. The outstanding Capital Stock of each of the Company’s Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock.
SECTION 6.9    ERISA. No Benefit Plan has incurred any material accumulated funding deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Code) whether or not waived except as set forth on Schedule 6.9. Neither the Company nor any member of the Controlled Group has incurred any material liability to the PBGC which remains outstanding other than the payment of premiums. As of the last day of the most recent prior plan year, the market value of assets under each Benefit Plan, other than any Multiemployer Plan, was not by a material amount less than the present value of benefit liabilities thereunder (determined in accordance with the actuarial valuation assumptions described therein). Neither the Company nor any member of the Controlled Group has (i) failed to make a required contribution or payment to a Multiemployer Plan of a material amount or (ii) incurred a material complete or partial withdrawal under Section 4203 or Section 4205 of ERISA from a Multiemployer Plan. Neither the Company nor any member of the Controlled Group has failed to make an installment or any other payment of a material amount required under Section 412 of the Code on or before the due date for such installment or other payment. Each Plan, Foreign Employee Benefit Plan and Non‑ERISA Commitment complies in all material respects in form, and has been administered in all material respects in accordance with its terms and in accordance with all applicable laws and regulations, including but not limited to ERISA and the Code. There have been no and there is no prohibited transaction described in Sections 406 of ERISA or 4975 of the Code with respect to any Plan for which a statutory or administrative exemption does not exist which could reasonably be expected to subject the Company or any of its Subsidiaries to material liability. Neither the Company nor any member of the Controlled Group has taken or failed to take any action which would constitute or result in a Termination Event, which action or inaction could reasonably be expected to subject the Company or any of its Subsidiaries to material liability. Neither the Company nor any member of the Controlled Group is subject to any material liability under, or has any potential material liability under, Section 4063, 4064, 4069, 4204 or 4212(c) of ERISA. The present value of the aggregate liabilities to provide all of the accrued benefits under any Foreign Pension Plan do not exceed the current fair market value of the assets held in trust or other funding vehicle for such plan by a material amount except as set forth on Schedule 6.9. With respect to any Foreign Employee Benefit Plan other than a Foreign Pension Plan, reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such plan is maintained. Except as set forth on Schedule 6.9, neither the Company nor any other member of the Controlled Group has taken or failed to take any action, nor has any event occurred, with respect to any “employee benefit plan” (as defined in Section 3(3) of ERISA) which action, inaction or event could reasonably be expected to subject the Company or any of its Subsidiaries to material liability. For purposes of this Section 6.9, “material” means any amount, noncompliance or other basis for liability which could reasonably be expected to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate with each other basis for liability under this Section 6.9, in excess of $20,000,000.
SECTION 6.10    Accuracy of Information. The information, exhibits and reports furnished by or on behalf of the Company and any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents, the representations and warranties of the Company and its Subsidiaries contained in the Loan Documents, and all certificates and documents delivered to the Administrative Agent and the Lenders pursuant to the terms thereof, taken as a whole, do not contain as of the date furnished any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.
SECTION 6.11    Securities Activities. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. Margin Stock constitutes less than 25% of the value of those assets of the Company and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.
SECTION 6.12    Material Agreements. Neither the Company nor any of its Subsidiaries is a party to any Contractual Obligation or subject to any charter or other corporate restriction which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice or has knowledge that (i) it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, or (ii) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any such Contractual Obligation, in each case, except where such default or defaults, if any, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.
SECTION 6.13    Compliance with Laws. The Company and its Subsidiaries are in compliance with all Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
SECTION 6.14    Assets and Properties. The Company and each of its Subsidiaries has good and marketable title to all of its material assets and properties (tangible and intangible, real or personal) owned by it or a valid leasehold interest in all of its material leased assets (except insofar as marketability may be limited by any laws or regulations of any Governmental Authority affecting such assets), and all such assets and property are free and clear of all Liens, except Liens permitted under Section 7.3(c). Substantially all of the assets and properties owned by, leased to or used by the Company and/or each such Subsidiary of the Company are in adequate operating condition and repair, ordinary wear and tear excepted. Neither this Agreement nor any other Loan Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of the Company or such Subsidiary in and to any of such assets in a manner that could reasonably be expected to have a Material Adverse Effect.
SECTION 6.15    Statutory Indebtedness Restrictions. Neither the Company nor any of its Subsidiaries is subject to regulation under the Federal Power Act, the Investment Company Act of 1940, or any other foreign, federal or state statute or regulation which limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby.
SECTION 6.16    Insurance. The insurance policies and programs in effect with respect to the respective properties, assets, liabilities and business of the Company and its Subsidiaries reflect coverage that is reasonably consistent with prudent industry practice.

SECTION 6.17    Environmental Matters.
(a)    Environmental Representations. Except as disclosed on Schedule 6.17 to this Agreement:
(i)    the operations of the Company and its Subsidiaries comply in all material respects with Environmental, Health or Safety Requirements of Law;
(ii)    the Company and its Subsidiaries have all material permits, licenses or other authorizations required under Environmental, Health or Safety Requirements of Law and are in material compliance with such permits;
(iii)    neither the Company, any of its Subsidiaries nor any of their respective present property or operations, or, to the Company’s or any of its Subsidiaries’ knowledge, any of their respective past property or operations, are subject to or the subject of, any investigation known to the Company or any of its Subsidiaries, any judicial or administrative proceeding, order, judgment, decree, settlement or other agreement respecting: (A) any material violation of Environmental, Health or Safety Requirements of Law; (B) any remedial action; or (C) any material claims or liabilities arising from the Release or threatened Release of a Contaminant into the environment;
(iv)    there is not now, nor to the Company’s or any of its Subsidiaries’ knowledge has there ever been, on or in the property of the Company or any of its Subsidiaries any landfill, waste pile, underground storage tanks, aboveground storage tanks, surface impoundment or hazardous waste storage facility of any kind, any polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment, or any asbestos containing material; and
(v)    neither the Company nor any of its Subsidiaries has any material Contingent Obligation in connection with any Release or threatened Release of a Contaminant into the environment.
(b)    Materiality. For purposes of this Section 6.17 “material” means any noncompliance or basis for liability which could reasonably be likely to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $20,000,000.
SECTION 6.18    Representations and Warranties of each Subsidiary Borrower. Each Subsidiary Borrower represents and warrants to the Lenders that:
(a)    Organization and Corporate Powers. Such Subsidiary Borrower (i) is a company duly formed and validly existing and in good standing under the laws of the state or country of its organization (such jurisdiction being hereinafter referred to as the “Home Country”) and (ii) has the requisite power and authority to own its property and assets and to carry on its business substantially as now conducted except where the failure to have such requisite authority would not reasonably be expected to have a Material Adverse Effect.

(b)    Binding Effect. Each Loan Document executed by such Subsidiary Borrower is the legal, valid and binding obligation of such Subsidiary Borrower enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.
(c)    No Conflict; Government Consent. Neither the execution and delivery by such Subsidiary Borrower of the Loan Documents to which it is a party, nor the consummation by it of the transactions therein contemplated to be consummated by it, nor compliance by such Subsidiary Borrower with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Subsidiary Borrower or any of its Subsidiaries or such Subsidiary Borrower’s or any of its Subsidiaries’ memoranda or articles of association or the provisions of any indenture, instrument or agreement to which such Subsidiary Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any lien in, of or on the property of such Subsidiary Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement in any such case which violation, conflict, default, creation or imposition would not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents, except for such as have been obtained or made.
(d)    Filing. To ensure the enforceability or admissibility in evidence of this Agreement and each Loan Document to which such Subsidiary Borrower is a party in its Home Country, it is not necessary that this Agreement or any other Loan Document to which such Subsidiary Borrower is a party or any other document be filed or recorded with any court or other authority in its Home Country or that any stamp or similar tax be paid to or in respect of this Agreement or any other Loan Document of such Subsidiary Borrower. The qualification by any Lender or the Administrative Agent for admission to do business under the laws of such Subsidiary Borrower’s Home Country does not constitute a condition to, and the failure to so qualify does not affect, the exercise by any Lender or the Administrative Agent of any right, privilege, or remedy afforded to any Lender or the Administrative Agent in connection with the Loan Documents to which such Subsidiary Borrower is a party or the enforcement of any such right, privilege, or remedy against Subsidiary Borrower. The performance by any Lender or the Administrative Agent of any action required or permitted under the Loan Documents will not (i) violate any law or regulation of such Subsidiary Borrower’s Home Country or any political subdivision thereof, (ii) result in any tax or other monetary liability to such party pursuant to the laws of such Subsidiary Borrower’s Home Country or political subdivision or taxing authority thereof (provided that, should any such action result in any such tax or other monetary liability to the Lender or the Administrative Agent, the Borrowers hereby agree to indemnify such Lender or the Administrative Agent, as the case may be, against (x) any such tax or other monetary liability and (y) any increase in any tax or other monetary liability which results from such action by such Lender or the Administrative Agent and, to the extent the Borrowers make such indemnification, the incurrence of such liability by the Administrative Agent or any Lender will not constitute a Default) or (iii) violate any rule or regulation of any federation or organization or similar entity of which the such Subsidiary Borrower’s Home Country is a member.
(e)    No Immunity. Neither such Subsidiary Borrower nor any of its assets is entitled to immunity from suit, execution, attachment or other legal process. Such Subsidiary Borrower’s execution and delivery of the Loan Documents to which it is a party constitute, and the exercise of its rights and performance of and compliance with its obligations under such Loan Documents will constitute, private and commercial acts done and performed for private and commercial purposes.
(f)    Application of Representations and Warranties. It is understood and agreed by the parties hereto that the representations and warranties of each Subsidiary Borrower in this Section 6.18 shall only be applicable to such Subsidiary Borrower on and after the date of its execution of an Assumption Letter.
SECTION 6.19    Benefits. Each of the Company and its Subsidiaries will benefit from the financing arrangement established by this Agreement. The Administrative Agent and the Lenders have stated and the Company acknowledges that, but for the agreement by each of the Subsidiary Guarantors to execute and deliver the Subsidiary Guaranty, the Administrative Agent and the Lenders would not have made available the credit facilities established hereby on the terms set forth herein.
SECTION 6.20    Solvency. After giving effect to (a) the Loans to be made, and the Letters of Credit to be issued, on the Transaction Closing Date or such other date as Loans or Letters of Credit requested hereunder are made or issued (as applicable), (b) the other transactions contemplated by this Agreement and the other Loan Documents and (c) the payment and accrual of all transaction costs with respect to the foregoing, the Company and its Subsidiaries taken as a whole are Solvent.
SECTION 6.21    OFAC. No Loan Party, nor, to the knowledge of any Loan Party, any Related Party, (i) is currently the subject of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. No Loan, nor the proceeds from any Loan, has been used, directly or indirectly, to lend, contribute, provide or has otherwise made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including any Lender, any Arranger, the Administrative Agent or any Issuing Bank) of Sanctions.

SECTION 6.22    PATRIOT Act. Each of the Loan Parties and their respective Subsidiaries are in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (b) the Act.
SECTION 6.23    Senior Indebtedness. The Obligations are “Designated Senior Debt”, “Senior Debt”, “Senior Indebtedness”, “Guarantor Senior Debt” or “Senior Financing” (or any comparable term) under, and as defined in, any indenture, instrument or document governing any Indebtedness of any Loan Party subordinated to the Obligations.
ARTICLE VII

COVENANTS
The Company covenants and agrees that on the Closing Date, and on and after the Transaction Closing Date, so long as any Commitments are outstanding and thereafter until all of the Termination Conditions have been satisfied, unless the Required Lenders shall otherwise give prior written consent:
SECTION 7.1    Reporting. The Company shall:
(a)    Financial Reporting. Furnish to the Administrative Agent (for delivery to each of the Lenders):
(i)    Quarterly Reports. As soon as practicable and in any event within forty‑five (45) days after the end of each of (a) the first three quarterly periods of each of its fiscal years, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such period and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, certified by a Financial Officer of the Company on behalf of the Company and its Subsidiaries as fairly presenting the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year‑end audit adjustments and the absence of footnotes and (b) each quarterly period of its fiscal year, (1) schedules, in form and substance reasonably satisfactory to the Administrative Agent, showing (aa) the date of issue, account party, Agreed Currency and amount (both drawn and undrawn) in such Agreed Currency, Issuing Bank, expiration date and the reference number of each Letter of Credit issued hereunder and (bb) the comparable information and details for each other letter of credit issued for the account of the Company or any Subsidiary, in each case outstanding at the end of such quarterly period and (2) a report relating to the asbestos litigation described in Schedule 6.17, and any other Product Liability Events, for such quarter, such report being in form and substance satisfactory to the Administrative Agent and in any event describing (aa) any final judgments or orders (whether monetary or non‑monetary) entered against the Company or any Subsidiary and (bb) any settlements for the payment of money entered into by the Company or any Subsidiary.
(ii)    Annual Reports. As soon as practicable, and in any event within ninety (90) days after the end of each fiscal year, (a) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for such fiscal year, and in comparative form the corresponding figures for the previous fiscal year along with consolidating schedules in form and substance sufficient to calculate the financial covenants set forth in Section 7.4 and (b) an audit report on the consolidated financial statements (but not the consolidating financial statements or schedules) listed in clause (a) hereof of independent certified public accountants of recognized national standing, which audit report shall be unqualified and shall state that such financial statements fairly present the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with Agreement Accounting Principles and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards. The deliveries made pursuant to this clause (ii) shall be accompanied by (x) any management letter prepared by the above‑referenced accountants, and (y) a certificate of such accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.
(iii)    Officer’s Certificate. Together with each delivery of any financial statement (a) pursuant to clauses (i) or (ii) of this Section 7.1(a), an Officer’s Certificate of the Company, substantially in the form of Exhibit F attached hereto and made a part hereof, stating that as of the date of such Officer’s Certificate no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof and (b) pursuant to clauses (i) and (ii) of this Section 7.1(a), a compliance certificate, substantially in the form of Exhibit G attached hereto and made a part hereof, signed by an Authorized Officer, which demonstrates compliance with the tests contained in Section 7.4, and which calculates the Pricing Ratio for purposes of determining the then Applicable Floating Rate Margin, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage.
(iv)    Budgets; Business Plans; Financial Projections. As soon as practicable and in any event not later than one hundred twenty (120) days after the beginning of each fiscal year commencing with the fiscal year beginning

January 1, 2013, a copy of the plan and forecast (including a projected balance sheet, income statement and a statement of cash flow) of the Company and its Subsidiaries for the upcoming three (3) fiscal years prepared in such detail as shall be reasonably satisfactory to the Administrative Agent.
(b)    Notice of Default. Promptly upon any of the chief executive officer, chief operating officer, chief financial officer, treasurer, controller, chief legal officer or general counsel of the Company obtaining knowledge (i) of any condition or event which constitutes a Default or Unmatured Default, or becoming aware that any Lender or Administrative Agent has given any written notice with respect to a claimed Default or Unmatured Default under this Agreement, or (ii) that any Person has given any written notice to the Company or any Subsidiary of the Company or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 8.1(e), or (iii) that any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect has occurred, the Company shall deliver to the Administrative Agent and the Lenders an Officer’s Certificate specifying (a) the nature and period of existence of any such claimed default, Default, Unmatured Default, condition or event, (b) the notice given or action taken by such Person in connection therewith, and (c) what action the Company has taken, is taking and proposes to take with respect thereto.
(c)    Lawsuits.
(i)    Promptly upon the Company obtaining knowledge of the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration, by or before any Governmental Authority, against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries not previously disclosed pursuant to Section 6.7, which action, suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in the Company’s reasonable judgment, the Company and/or any of its Subsidiaries to liability in an amount aggregating $30,000,000 or more, give written notice thereof to the Administrative Agent and the Lenders and provide such other information as may be reasonably available to enable each Lender and the Administrative Agent and its counsel to evaluate such matters; and
(ii)    Promptly upon the Company or any of its Subsidiaries obtaining knowledge of any material adverse developments with respect to any of the Disclosed Litigation, which Disclosed Litigation exposes, in the Company’s reasonable judgment, the Company and/or any of its Subsidiaries to liability in an amount aggregating $10,000,000 or more, give written notice thereof to the Administrative Agent and the Lenders and provide such other information as may be reasonably available to enable each Lender and the Administrative Agent and its counsel to evaluate such matters; and

(iii)    In addition to the requirements set forth in clauses (i) and (ii) of this Section 7.1(c), upon request of the Administrative Agent or the Required Lenders, promptly give written notice of the status of any Disclosed Litigation or any action, suit, proceeding, governmental investigation or arbitration covered by a report delivered pursuant to clause (i) above and provide such other information as may be reasonably available to it that would not jeopardize any attorney‑client privilege by disclosure to the Lenders to enable each Lender and the Administrative Agent and its counsel to evaluate such matters.
(d)    ERISA Notices. Deliver or cause to be delivered to the Administrative Agent and the Lenders, at the Company’s expense, the following information and notices as soon as reasonably possible, and in any event:
(i)    (a) within ten (10) Business Days after the Company obtains knowledge that a Termination Event has occurred, a written statement of a Financial Officer of the Company describing such Termination Event and the action, if any, which the Company has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto and (b) within ten (10) Business Days after any member of the Controlled Group obtains knowledge that a Termination Event has occurred which could reasonably be expected to subject the Company or any of its Subsidiaries to liability in excess of $5,000,000, a written statement of a Financial Officer or designee of the Company describing such Termination Event and the action, if any, which the member of the Controlled Group has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;
(ii)    within ten (10) Business Days after the filing of any funding waiver request with the IRS, a copy of such funding waiver request and thereafter all communications received by the Company or a member of the Controlled Group with respect to such request within ten (10) Business Days such communication is received; and
(iii)    within ten (10) Business Days after the Company or any member of the Controlled Group knows or has reason to know that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan, a notice describing such matter.
For purposes of this Section 7.1(d), the Company, any of its Subsidiaries and any member of the Controlled Group shall be deemed to know all facts known by the administrator of any Plan of which the Company or any member of the Controlled Group or such Subsidiary is the plan sponsor.

(e)    Other Indebtedness. Deliver to the Administrative Agent (i) a copy of each regular report, notice or communication regarding potential or actual defaults or amortization events (including any accompanying officer’s certificate) delivered by or on behalf of the Company to the holders of Material Indebtedness pursuant to the terms of the agreements governing such Material Indebtedness, such delivery to be made at the same time and by the same means as such notice of default is delivered to such holders, and (ii) a copy of each notice or other communication received by the Company from the holders of Material Indebtedness regarding potential or actual defaults pursuant to the terms of such Material Indebtedness, such delivery to be made promptly after such notice or other communication is received by the Company or any of its Subsidiaries.
(f)    Other Reports. Deliver or cause to be delivered to the Administrative Agent and the Lenders copies of (i) all financial statements, reports and notices, if any, sent or made available generally by the Company to their securities holders or filed with the Commission by the Company, (ii) all press releases made available generally by the Company or any of the Company’s Subsidiaries to the public concerning material developments in the business of the Company or any such Subsidiary and (iii) all notifications received from the Commission by the Company or its Subsidiaries pursuant to the Securities Exchange Act of 1934 and the rules promulgated thereunder.
(g)    Environmental Notices. As soon as possible and in any event within ten (10) days after receipt by the Company, deliver to the Administrative Agent and the Lenders a copy of (i) any notice or claim to the effect that the Company or any of its Subsidiaries is or may be liable to any Person as a result of the Release by the Company, any of its Subsidiaries, or any other Person of any Contaminant into the environment, and (ii) any notice alleging any violation of any Environmental, Health or Safety Requirements of Law by the Company or any of its Subsidiaries if, in either case, such notice or claim relates to an event which could reasonably be expected to subject the Company and its Subsidiaries to liability individually or in the aggregate in excess of $5,000,000.
(h)    Other Information. Promptly upon receiving a request therefor from the Administrative Agent (acting on its own behalf or at the request of any Lender or Issuing Bank), prepare and deliver to the Administrative Agent and the Lenders such other information with respect to the Company, any of its Subsidiaries, as from time to time may be reasonably requested by the Administrative Agent.
SECTION 7.2    Affirmative Covenants.
(a)    Existence, Etc. The Company shall and, except as permitted pursuant to Section 7.3(h), shall cause each of its Subsidiaries to, at all times maintain its existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses.
(b)    Corporate Powers; Conduct of Business. The Company shall, and shall cause each of its Subsidiaries to, qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified and where the failure to be so qualified will have or could reasonably be expected to have a Material Adverse Effect. The Company will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.
(c)    Compliance with Laws, Etc. The Company shall, and shall cause its Subsidiaries to, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, properties, assets or operations of such Person, and (b) obtain as needed all permits necessary for its operations and maintain such permits in good standing unless failure to comply or obtain such permits could not reasonably be expected to have a Material Adverse Effect.
(d)    Payment of Taxes and Claims; Tax Consolidation. The Company shall pay, and cause each of its Subsidiaries to pay, (i) all material taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by Section 7.3(c)) upon any of the Company’s or such Subsidiary’s property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental charges referred to in clause (i) above or claims referred to in clause (ii) above (and interest, penalties or fines relating thereto) need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with Agreement Accounting Principles shall have been made therefor.
(e)    Insurance. The Company shall maintain for itself and its Subsidiaries, or shall cause each of its Subsidiaries to maintain in full force and effect, insurance policies and programs, with such deductibles or self‑insurance amounts as reflect coverage that is reasonably consistent with prudent industry practice as determined by the Company.
(f)    Inspection of Property; Books and Records; Discussions. The Company shall permit and cause each of its Subsidiaries to permit, any authorized representative(s) designated by either the Administrative Agent or any Lender to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine their respective financial and accounting records and other material data relating to their respective businesses or the transactions contemplated hereby (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested (provided that an officer of the Company or any of its Subsidiaries may, if it so desires, be present at and participate in any such discussion). The Company shall keep and maintain, and cause each of its

Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities. If a Default has occurred and is continuing, the Company, upon the Administrative Agent’s request, shall turn over copies of any such records to the Administrative Agent or its representatives.
(g)    ERISA Compliance. The Company shall, and shall cause each of its Subsidiaries to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA and shall operate all Plans to comply in all material respects with the applicable provisions of the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans, except for any noncompliance which, individually or in the aggregate, could not reasonably be expected to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $50,000,000 or except as set forth on Schedule 6.9.
(h)    Maintenance of Property. The Company shall cause all property used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 7.2(h) shall prevent the Company or any of its Subsidiaries from discontinuing the operation or maintenance of any of such property if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Administrative Agent or the Lenders.
(i)    Environmental Compliance. The Company and its Subsidiaries shall comply with all Environmental, Health or Safety Requirements of Law, except where noncompliance will not have or is not reasonably likely to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $50,000,000.
(j)    Use of Proceeds. The Borrowers shall use the proceeds of the Revolving Loans to provide funds for general corporate purposes of the Company and its Subsidiaries, including, without limitation, to refinance certain existing debt, for working capital purposes and to finance Permitted Acquisitions including the Shaw Acquisition and the payment of fees, expenses and compensation in connection therewith. The Company will not, nor will they permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any Margin Stock in violation of any applicable legal and regulatory requirements including, without limitation, Regulations T, U, and X, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations promulgated thereunder, or to make any Acquisition, other than a Permitted Acquisition pursuant to Section 7.3(f).

(k)    Subsidiary Guarantors.
(i)    New Subsidiaries. The Company shall cause each Subsidiary acquired or formed after the Closing Date that is, at any time, a Material Subsidiary and each other Subsidiary as is necessary to remain in compliance with the terms of Section 7.3(q), to deliver to the Administrative Agent an executed supplement to the Subsidiary Guaranty in the form of the supplement attached thereto (a “Supplement”) to become a Subsidiary Guarantor and, if requested by the Administrative Agent or delivered under any other Transaction Facility (or any Permitted Refinancing thereof), appropriate corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent, such Supplement and other documentation to be delivered to the Administrative Agent as promptly as possible upon the creation, acquisition of or capitalization thereof or if otherwise necessary to remain in compliance with Section 7.3(q), but in any event within thirty (30) days (or such later date as the Administrative Agent may agree) of such creation, acquisition or capitalization.
(ii)    Additional Material Subsidiaries. If any consolidated Subsidiary of the Company (other than a newly acquired or formed Subsidiary to the extent addressed in Section 7.2(k)(i)) becomes a Material Subsidiary (other than an Excluded Foreign Subsidiary), the Company shall cause any such Material Subsidiary to deliver to the Administrative Agent an executed Supplement to become a Subsidiary Guarantor and, if requested by the Administrative Agent or delivered under any other Transaction Facility (or any Permitted Refinancing thereof), appropriate corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent in connection therewith, such Supplement and other documentation to be delivered to the Administrative Agent as promptly as possible but in any event within thirty (30) days (or such later date as the Administrative Agent may agree) following the date on which such consolidated Subsidiary became a Material Subsidiary.
(iii)    Other Required Guarantors. If at any time any Subsidiary of the Company which is not a Subsidiary Guarantor guaranties any Indebtedness of the Company other than the Indebtedness hereunder, the Company shall cause such Subsidiary to deliver to the Administrative Agent an executed Supplement to become a Subsidiary Guarantor and, if requested by the Administrative Agent or delivered under any other Transaction Facility (or any Permitted Refinancing thereof), appropriate corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent in connection therewith, such Supplement and other documentation to be delivered to the Administrative Agent concurrently with the delivery of the guaranty of such other Indebtedness.
(iv)    Additional Excluded Foreign Subsidiaries. In the event any Subsidiary otherwise required to become a Guarantor under paragraphs (i), (ii) or

(iii) above would cause the Company adverse tax consequences if it were to become a Guarantor or is restricted from becoming a Guarantor as a result of domestic laws or otherwise, the Administrative Agent may, in its discretion, permit such Subsidiary to be treated as an Excluded Foreign Subsidiary, and, accordingly, such Subsidiary would not be required to become a Guarantor.
(v)    Joint Ventures. Notwithstanding anything to the contrary contained in any Loan Document, (i) in the event any Subsidiary otherwise required to become a Guarantor under this Section 7.2(k) is a joint venture or unincorporated association, and such Subsidiary’s becoming a Subsidiary Guarantor shall be restricted by such Subsidiary’s constitutive documents, the Obligations guaranteed by such Subsidiary shall not be required to exceed the amount that may be so guaranteed pursuant to such constitutive documents, and (ii) in no event shall such Subsidiary be required to exceed the amount that may be so Guaranteed under applicable Requirements of Law (including, without limitation, the Uniform Fraudulent Conveyance Act and the Uniform Fraudulent Transfer Act), multiplied by the percentage of such Subsidiary’s outstanding Capital Stock or interest in the profits owned, in each case, by the Company or any of its other Subsidiaries.
(l)    Foreign Employee Benefit Compliance. The Company shall, and shall cause each of its Subsidiaries and each member of its Controlled Group to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not be reasonably likely to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $50,000,000.
SECTION 7.3    Negative Covenants.
(a)    Subsidiary Indebtedness. The Company shall not permit any of its Subsidiaries directly or indirectly to create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:
(i)    Indebtedness of the Company and the Borrowers under this Agreement and the Subsidiaries under the Subsidiary Guaranty;
(ii)    Indebtedness in respect of guaranties executed by any Subsidiary Guarantor with respect to any Indebtedness of the Company, provided such Indebtedness is not incurred by the Company in violation of this Agreement;
(iii)    Indebtedness in respect of obligations secured by Customary Permitted Liens;
(iv)    Indebtedness constituting Contingent Obligations permitted by Section 7.3(e);

(v)    Unsecured Indebtedness arising from loans from (a) any Subsidiary to any wholly‑owned Subsidiary, (b) the Company to any wholly‑owned Subsidiary, (c) Lealand Finance Company B.V. to any Subsidiary (other than any Subsidiary Guarantor) in an aggregate outstanding principal amount not to exceed $50,000,000 at any time and (d) any one or more Subsidiary Guarantors to Horton CBI, Limited in an aggregate outstanding principal amount not to exceed $100,000,000; provided, that if either the Company or any Subsidiary Guarantor is the obligor on such Indebtedness, such Indebtedness may only be due either the Company or a Subsidiary Guarantor and shall be expressly subordinate to the payment in full in cash of the Obligations on terms satisfactory to the Administrative Agent;
(vi)    Indebtedness in respect of Hedging Obligations which are not prohibited under Section 7.3(o);
(vii)    Indebtedness with respect to surety, appeal and performance bonds and Performance Letters of Credit (under and as defined in this Agreement and the Revolving Credit Facility) obtained by any of the Company’s Subsidiaries in the ordinary course of business;
(viii)    Indebtedness evidenced by letters of credit, bank guarantees or other similar instruments in an aggregate face amount not to exceed at any time $150,000,000 issued in the ordinary course of business to secure obligations of the Company and its Subsidiaries under workers’ compensation and other social security programs, and Contingent Obligations with respect to any such permitted letters of credit, bank guarantees or other similar instruments;
(ix)    (a) Permitted Existing Indebtedness and (b) other Indebtedness, in addition to that referred to elsewhere in this Section 7.3(a), incurred by the Company’s Subsidiaries, provided that no Default or Unmatured Default shall have occurred and be continuing at the date of such incurrence or would result therefrom, and provided further that the aggregate outstanding amount of all Indebtedness incurred by the Company’s Subsidiaries under this clause (ix)(b) shall not at any time exceed $50,000,000;
(x)    Indebtedness of The Shaw Group Inc. or any of its Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement;

(xi)    Indebtedness of the Company and any Subsidiary Guarantor in respect of the Revolving Credit Agreement (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor;

(xii)    Indebtedness of the Company and any Subsidiary Guarantor in respect of the Term Facility (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor; and

(xiii)    Indebtedness of the Company and any Subsidiary Guarantor in respect of the Takeout Financing (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment (other than pursuant to the terms of the Escrow Agreement (as defined in the Note Purchase Agreement) with respect to the Escrowed Proceeds) and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor.
(b)    Sales of Assets. Neither the Company nor any of its Subsidiaries shall consummate any Asset Sale, except:
(i)    sales of inventory in the ordinary course of business;
(ii)    the disposition in the ordinary course of business of equipment that is obsolete, excess or no longer used or useful in the Company’s or its Subsidiaries’ businesses;
(iii)    transfers of assets between the Company and any wholly‑owned Subsidiary of the Company, or between wholly‑owned Subsidiaries of the Company not otherwise prohibited by this Agreement;
(iv)    the Permitted Sale and Leaseback Transactions;
(v)    the sale or other disposition of those certain assets acquired from Pitt‑Des Moines Inc. and identified in a ruling dated as of July 12, 2003 by the Federal Trade Commission requiring the divestiture of such assets so long as the aggregate book value of such assets described in this clause (v) does not exceed $15,000,000 and the sale of such assets is on terms ordered by the Federal Trade Commission or otherwise reasonably acceptable to the Administrative Agent; and
(vi)    other leases, sales or other dispositions of assets if such transaction (a) is for consideration consisting at least eighty percent (80%) of cash, (b) is for not less than fair market value (as determined in good faith by the Company’s board of directors), and (c) involves assets that, together with all other assets of the Company and its Subsidiaries previously leased, sold or disposed of (other than pursuant to clauses (i) through (v) above) as permitted by this Section (x) during the twelve‑month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the assets of the Company and its Subsidiaries and (y) since the Closing Date do not exceed fifteen percent (15%) of consolidated tangible assets of the Company and its Subsidiaries, in each case when combined with all such other transactions during such period (each such transaction being valued at book value).
(c)    Liens. Neither the Company nor any of its Subsidiaries shall directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective property or assets except:
(i)    Liens, if any, created by the Loan Documents or otherwise securing the Obligations;
(ii)    Customary Permitted Liens;
(iii)    [reserved]
(iv)    other Liens, including Permitted Existing Liens, (a) securing Indebtedness of the Company (other than Indebtedness of the Company owed to any Subsidiary) and/or (b) securing Indebtedness of the Company’s Subsidiaries as permitted pursuant to Section 7.3(a) and in an aggregate outstanding amount not to exceed five percent (5%) of consolidated tangible assets of the Company and its Subsidiaries at any time;
(v)    Liens on the assets of the The Shaw Group Inc. and its Subsidiaries, existing on the Transaction Closing Date and permitted under the Transaction Agreement, provided that such Liens extend only to such assets or proceeds thereof and were not incurred in contemplation of the Shaw Acquisition;
(vi)    prior to the Transaction Closing Date, Liens on the Escrowed Proceeds securing the repayment of the Escrowed Proceeds to the holders of Notes; and
(vii)    as long as the obligations under this Agreement are secured equally and ratably by the same collateral subject to such Liens, Liens securing the other Transaction Facilities (and any Permitted Refinancing thereof).
In addition, neither the Company nor any of its Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of the Administrative Agent as collateral for the Obligations; provided that (x) any agreement, note, indenture or other instrument in connection with purchase money Indebtedness (including Capitalized Leases) incurred in compliance with the terms of this Agreement may prohibit the creation of a Lien in favor of the Administrative Agent and the Lenders on the items of property obtained with the proceeds of such Indebtedness and (y) the Transaction Facilities (and any Permitted Refinancing thereof) may prohibit the creation of a Lien in favor of the Administrative Agent and the Lenders unless such Indebtedness is secured equally and ratably with the Obligations.

(d)    Investments. Except to the extent permitted pursuant to Section 7.3(f), neither the Company nor any of its Subsidiaries shall directly or indirectly make or own any Investment except:
(i)    Investments in cash and Cash Equivalents;
(ii)    Permitted Existing Investments in an amount not greater than the amount thereof on the Closing Date;
(iii)    Investments in trade receivables or received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;
(iv)    Investments consisting of deposit accounts maintained by the Company and its Subsidiaries;
(v)    Investments consisting of non‑cash consideration from a sale, assignment, transfer, lease, conveyance or other disposition of property permitted by Section 7.3(b);
(vi)    Investments in any consolidated Subsidiaries;
(vii)    Investments in joint ventures (other than Subsidiaries) and nonconsolidated Subsidiaries in an aggregate amount not to exceed $200,000,000;
(viii)    Investments constituting Permitted Acquisitions;
(ix)    Investments constituting Indebtedness permitted by Section 7.3(a) or Contingent Obligations permitted by Section 7.3(e);
(x)    Investments in addition to those referred to elsewhere in this Section 7.4 in an aggregate amount not to exceed ten percent (10%) of consolidated tangible assets of the Company and its Subsidiaries at any time;
(xi)    (A) Investments made to consummate the Shaw Acquisition and (B) to the extent constituting Investments, transactions permitted by any of Sections 7.3(g)(ii) through (iv); and

(xii)    Investments of The Shaw Group Inc. and its Subsidiaries on the Transaction Closing Date and permitted under the Transaction Agreement.
(e)    Contingent Obligations. None of the Company’s Subsidiaries shall directly or indirectly create or become or be liable with respect to any Contingent Obligation, except: (i) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business; (ii) Permitted Existing Contingent Obligations; (iii) Contingent Obligations (x) incurred by any Subsidiary of the Company to support the performance of bids, tenders, sales or contracts (other than for the repayment of borrowed money) of any other Subsidiary of the Company or, solely to the extent of its relative ownership interest therein, any Person (other than a wholly‑owned Subsidiary of the Company) in which such Subsidiary has a joint interest or other ownership interest, in each case in the ordinary course of business, and, in the case of joint ventures or other ownership interests, the Contingent Obligation in respect thereof is in an aggregate amount not to exceed $30,000,000 and (y) with respect to surety, appeal and performance bonds obtained by the Company or any Subsidiary (provided that the Indebtedness with respect thereto is permitted pursuant to Section 7.3(a)) or, solely to the extent of its relative ownership interest therein, any Person (other than a wholly‑owned Subsidiary of the Company) in which such Subsidiary has a joint interest or other ownership interest, in each case in the ordinary course of business and, in the case of joint ventures or other ownership interests, the Contingent Obligation in respect thereof is in an aggregate amount not to exceed $30,000,000; (iv) Contingent Obligations of the Subsidiary Guarantors under the Subsidiary Guaranty; and (v) Contingent Obligations in respect of the Transaction Facilities and Contingent Obligations of The Shaw Group Inc. and its Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement.
(f)    Conduct of Business; Subsidiaries; Permitted Acquisitions. Neither the Company nor any of its Subsidiaries shall engage in any business other than the businesses engaged in by the Company and its Subsidiaries on the Closing Date and any business or activities which are substantially similar, related or incidental thereto or logical extensions thereof. The Company shall not create, acquire or capitalize any Subsidiary after the Closing Date unless (i) no Default or Unmatured Default shall have occurred and be continuing or would result therefrom; (ii) after such creation, acquisition or capitalization, all of the representations and warranties contained herein shall be true and correct (unless such representation and warranty is made as of a specific date, in which case, such representation or warranty shall be true and correct as of such date); and (iii) after such creation, acquisition or capitalization the Company and such Subsidiary shall be in compliance with the terms of Sections 7.2(k) and 7.3(r). Neither the Company nor its Subsidiaries shall make any Acquisitions, other than Acquisitions meeting the following requirements or otherwise approved by the Required Lenders each such Acquisition constituting a “Permitted Acquisition”):
(i)    as of the date of consummation of such Acquisition (before and after taking into account such Acquisition), all representations and warranties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects as though made on such date (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true and correct as of such date) and no event shall have occurred and then be continuing which constitutes a Default or Unmatured Default under this Agreement;

(ii)    prior to the consummation of any such Permitted Acquisition, the Company shall provide written notification to the Administrative Agent of all pro forma adjustments to EBITDA to be made in connection with such Acquisition;
(iii)    the purchase is consummated pursuant to a negotiated acquisition agreement on a non‑hostile basis and approved by the target company’s board of directors (and shareholders, if necessary) prior to the consummation of the Acquisition;
(iv)    the businesses being acquired shall be substantially similar, related or incidental to the businesses or activities engaged in by the Company and its Subsidiaries on the Closing Date;
(v)    prior to such Acquisition and the incurrence of any Indebtedness permitted by Section 7.3(a) in connection therewith, the Company shall deliver to the Administrative Agent and the Lenders a certificate from one of the Authorized Officers, demonstrating, on a pro forma basis using unadjusted historical audited or reviewed unaudited financial statements obtained from the seller(s) in respect of each such Acquisition as if the Acquisition and such incurrence of Indebtedness had occurred on the first day of the twelve‑month period ending on the last day of the Company’s most recently completed fiscal quarter, the Company would have been in compliance with the financial covenants in Section 7.4 and not otherwise in Default;
(vi)    without the prior written consent of the Required Lenders, (i) the purchase price for the Acquisition (including, without limitation or duplication, cash, Capital Stock, Restricted Payments and Indebtedness assumed) shall not exceed 10% of Consolidated Net Worth as of the Company’s most recently ended fiscal year prior to such Acquisition and (ii) the aggregate of the purchase price for all Acquisitions (including, without limitation or duplication, cash, Capital Stock, Restricted Payments and Indebtedness assumed) otherwise permitted hereunder shall not exceed $400,000,000 from and after the Closing Date; and
(vii)    the consummation of the Shaw Acquisition.
(g)    Transactions with Shareholders and Affiliates. Other than Investments permitted by Section 7.3(d), neither the Company nor any of its Subsidiaries shall directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or make loans or advances to any holder or holders of any of the Equity Interests of the Company, or with any Affiliate of the Company which is not its Subsidiary of the Company, on terms that are less favorable to the Company or any of its Subsidiaries, as applicable, than those that could reasonably be obtained in an arm’s length transaction at the time from Persons who are not such a holder or Affiliate, .

(h)    Restriction on Fundamental Changes. Neither the Company nor any of its Subsidiaries shall enter into any merger or consolidation, or liquidate, wind‑up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of the Company’s consolidated business or property (each such transaction a “Fundamental Change”), whether now or hereafter acquired, except (i) Fundamental Changes permitted under Sections 7.3(b), 7.3(d) or 7.3(g), (ii) a Subsidiary of the Company may be merged into or consolidated with the Company (in which case the Company shall be the surviving corporation) or any wholly‑owned Subsidiary of the Company provided the Company owns, directly or indirectly, a percentage of the equity of the merged entity not less than the percentage it owned of the Subsidiary prior to such Fundamental Change and if the predecessor Subsidiary was a Guarantor, the surviving Subsidiary shall be a Guarantor hereunder, (iii) any liquidation of any Subsidiary of the Company, into the Company or another Subsidiary of the Company, as applicable, (iv) Fundamental Changes entered into to consummate the Shaw Acquisition, and (v) any Subsidiary may dissolve, liquidate or wind-up its affairs at any time if such dissolution, liquidation or winding up is not disadvantageous to the Administrative Agent or any Lender in any material respect.
(i)    Sales and Leasebacks. Neither the Company nor any of its Subsidiaries shall become liable, directly, by assumption or by Contingent Obligation, with respect to any Sale and Leaseback Transaction (other than the Permitted Sale and Leaseback Transactions and sale and leaseback obligations of The Shaw Group Inc. and its Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement), unless the sale involved is not prohibited under Section 7.3(b), the lease involved is not prohibited under Section 7.3(a) and any related Investment is not prohibited under Section 7.3(d).
(j)    Margin Regulations. Neither the Company nor any of its Subsidiaries, shall use all or any portion of the proceeds of any credit extended under this Agreement to purchase or carry Margin Stock in violation of any applicable legal and regulatory requirements including, without limitation, Regulations T, U and X, the Securities Act of 1933, and the Securities Exchange Act of 1934 and the regulations promulgated thereunder.
(k)    ERISA. The Company shall not:
(i)    permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), with respect to any Benefit Plan, whether or not waived;
(ii)    terminate, or permit any Controlled Group member to terminate, any Benefit Plan which would result in liability of the Company or any Controlled Group member under Title IV of ERISA;

(iii)    fail, or permit any Controlled Group member to fail, to pay any required installment or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment; or
(iv)    permit any unfunded liabilities with respect to any Foreign Pension Plan;
in each case except as set forth on Schedule 6.9 or except where such transactions, events, circumstances, or failures are not, individually or in the aggregate, reasonably expected to result in liability individually or in the aggregate in excess of $50,000,000.
(l)    Corporate Documents. Neither the Company nor any of its Subsidiaries shall amend, modify or otherwise change any of the terms or provisions in any of their respective constituent documents as in effect on the date of the delivery of copies thereof to the Administrative Agent pursuant to Section 5.1 in any manner adverse to the interests of the Lenders, without the prior written consent of the Required Lenders except as reasonably necessary to consummate the Shaw Acquisition.
(m)    Fiscal Year. Neither the Company nor any of its consolidated Subsidiaries shall change its fiscal year for accounting or tax purposes from a period consisting of the 12‑month period ending on the last day of December of each year except that the fiscal year of The Shaw Group Inc. may be changed to match that of the Company after consummation of the Shaw Acquisition.
(n)    Subsidiary Covenants. Except as set forth on Schedule 7.3(n), and except for any (a) encumbrance or restriction binding upon The Shaw Group Inc. and its Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement, (b) encumbrance or restriction contained in any of the Transaction Facilities (or any amendments or Permitted Refinancings thereof, provided that such amendments or refinancings are no more materially restrictive with respect to such encumbrances and restrictions than those prior to such amendment or refinancing), (c) customary provisions restricting subletting, assignment of any lease or assignment of any agreement entered into in the ordinary course of business, (d) customary restrictions and conditions contained in any agreement relating to a sale or disposition not prohibited by Section 7.3(b), or (e) any agreement in effect at the time a Subsidiary becomes a Subsidiary, so long as it was not entered into in connection with or in contemplation of such Person becoming a Subsidiary, the Company will not, and will not permit any Subsidiary to, create or otherwise cause to become effective or suffer to exist any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to pay dividends or make any other distribution on its stock or redemption of its stock, or make any other Restricted Payment, pay any Indebtedness or other Obligation owed to Company or any other Subsidiary, make loans or advances or other Investments in the Company or any other Subsidiary, or sell, transfer or otherwise convey any of its property to the Company or any other Subsidiary, or merge, consolidate with or liquidate into the Company or any other Subsidiary.

(o)    Hedging Obligations. The Company shall not and shall not permit any of its Subsidiaries to enter into any Hedging Arrangements evidencing Hedging Obligations, other than Hedging Arrangements entered into by the Company or its Subsidiaries pursuant to which the Company or such Subsidiary has hedged its reasonably estimated interest rate, foreign currency or commodity exposure, and which are non‑speculative in nature.
(p)    Issuance of Disqualified Stock. From and after the Closing Date, neither the Company, nor any of its Subsidiaries shall issue any Disqualified Stock. All issued and outstanding Disqualified Stock shall be treated as Indebtedness for all purposes of this Agreement, and the amount of such deemed Indebtedness shall be the aggregate amount of the liquidation preference of such Disqualified Stock.
(q)    Non‑Guarantor Subsidiaries. The Company will not at any time permit the sum of the consolidated assets of all of the Company’s Subsidiaries which are not Subsidiary Guarantors (the non‑guarantor Subsidiaries being referred to collectively as the “Non‑Obligor Subsidiaries”) to exceed twenty percent (20%) of the Company’s and its Subsidiaries consolidated assets. For the avoidance of doubt, Excluded Joint Ventures shall be disregarded for purposes of this Section 7.3(q).
(r)    Intercompany Indebtedness. The Company shall not create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness arising from loans from any Subsidiary to the Company unless (a) such Indebtedness is unsecured and (ii) such Indebtedness shall be expressly subordinate to the payment in full in cash of the Obligations on terms satisfactory to the Administrative Agent.
(s)    Restricted Payments. The Company shall not, nor shall it permit any Subsidiary to, declare, make or pay any Restricted Payments in excess of $250,000,000 in the aggregate during any period of twelve (12) consecutive months, other than (i) permitted Restricted Payments listed on Schedule 7.3(s), (ii) payments and prepayments of debt permitted by Section 7.3(a)(x), (iii) payments and prepayments of the Transaction Facilities, including, in the case of funding of any Takeout Financing into escrow, any applicable mandatory redemption thereof where the conditions to the release of proceeds from such escrow are not satisfied after the applicable period, (iv) any Subsidiary may declare and pay dividends ratably with respect to its Equity Interests and (v) other Restricted Payments so long as when each such Restricted Payment is made, on a pro forma basis, the Leverage Ratio of the Company and its Subsidiaries for the most recently-ended period of four-fiscal quarters shall be less than 1.50 to 1.00.
SECTION 7.4    Financial Covenants. The Company shall comply with the following:
(a)    Maximum Leverage Ratio. The Company shall not permit the ratio (the “Leverage Ratio”) of (i) all Adjusted Indebtedness of the Company and its Subsidiaries as of any date of determination to (ii) EBITDA for the most recently-ended period of four-

fiscal quarters for which financial statements were required to be delivered (commencing with the fiscal quarter ended as of September 30, 2013) to be greater than 3.00 to 1.00.
For the avoidance of doubt, the Indebtedness of NEH will be excluded from the Leverage Ratio. The Leverage Ratio (and for purposes of determining the Applicable Floating Rate Margin, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage pursuant to Section 2.14(d)(ii), the Pricing Ratio) shall be calculated, (i) in the case of a determination thereof on the Transaction Closing Date (including, without limitation, for purposes of Section 5.1(g)) or on a pro forma basis after giving effect to any action on any date (including, without limitation, for purposes of Section 7.3(s)(iv)), based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness as of the Transaction Closing Date or such date, as applicable, after giving pro forma effect to all actions as of the Transaction Closing Date or such date, as applicable and (B) for EBITDA, as described in clause (ii)(B) below; and (ii) in each other case, determined as of the last day of each fiscal quarter based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness as of the last day of each such fiscal quarter and (B) for EBITDA, the actual amount for the four quarter period ending on such day, calculated, with respect to Permitted Acquisitions, on a pro forma basis using historical audited and reviewed unaudited financial statements obtained from the seller(s) in such Permitted Acquisition, broken down by fiscal quarter in the Company’s reasonable judgment and satisfactory to the Administrative Agent and as reported to the Administrative Agent pursuant to the provisions of Section 7.3(f)(ii).

(b)    Minimum Fixed Charge Coverage Ratio. The Company and its consolidated Subsidiaries shall maintain a ratio, without duplication, of Consolidated Net Income Available for Fixed Charges to Consolidated Fixed Charges of at least 1.75 to 1.00 for the most recently-ended period of four fiscal quarters for which financial statements were required to be delivered, commencing with the fiscal quarter ended as of September 30, 2013 through the Termination Date. If, during the period for which Consolidated Net Income Available for Fixed Charges and Consolidated Fixed Charges are being calculated, the Company or any Subsidiary has acquired any Person (or the assets thereof) resulting in such Person becoming or otherwise resulting in a Subsidiary, compliance with this Section 7.4(b) shall be determined by calculating Consolidated Net Income Available for Fixed Charges and Consolidated Fixed Charges on a pro forma basis as if such Subsidiary had become such a Subsidiary on the first day of such period and any Indebtedness incurred in connection therewith was incurred on such date.
(c)    Minimum Consolidated Net Worth. The Company shall not permit its Consolidated Net Worth at any time after the Closing Date to be less than the greater of (a) the sum of (i) 75% of the actual net worth of the Company and its Subsidiaries on a consolidated basis as of September 30, 2013 plus (ii) fifty percent (50%) of the sum of Consolidated Net Income (if positive) earned in each fiscal quarter, commencing with the fiscal quarter ending on December 31, 2013, and (b) the minimum amount of Consolidated Net Worth that the Company shall be required to maintain under any instrument, agreement or indenture pertaining to any Material Indebtedness.

ARTICLE VIII

DEFAULTS
SECTION 8.1    Defaults. Each of the following occurrences shall constitute a Default under this Agreement:
(a)    Failure to Make Payments When Due. The Company or any Subsidiary Borrower shall (i) fail to pay when due any of the Obligations consisting of principal with respect to the Loans or L/C Obligations or (ii) shall fail to pay within five (5) days of the date when due any of the other Obligations under this Agreement or the other Loan Documents.
(b)    Breach of Certain Covenants. The Company shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on the Company under Sections 7.1(a), 7.2(a), 7.2(f), 7.2(k), 7.3 or 7.4.
(c)    Breach of Representation or Warranty. Any representation or warranty made or deemed made by the Company or any Subsidiary Borrower to the Administrative Agent or any Lender herein or by the Company or any Subsidiary Borrower or any of its Subsidiaries in any of the other Loan Documents or in any statement or certificate or information at any time given by any such Person pursuant to any of the Loan Documents shall be false or misleading in any material respect on the date as of which made (or deemed made).
(d)    Other Defaults. The Company or any Subsidiary Borrower shall default in the performance of or compliance with any term contained in this Agreement (other than as covered by paragraphs (a) or (b) or (c) of this Section 8.1), or the Company or any Subsidiary Borrower or any of its Subsidiaries shall default in the performance of or compliance with any term contained in any of the other Loan Documents, and such default shall continue for thirty (30) days after the occurrence thereof.
(e)    Default as to Other Indebtedness. The Company or any of its Subsidiaries shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (other than Indebtedness hereunder), beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure or other Default under this clause (e) exists has an aggregate outstanding principal amount equal to or in excess of Fifty Million and 00/100 Dollars ($50,000,000) (such Indebtedness being “Material Indebtedness”); or any breach, default or event of default (including any termination event, amortization event, liquidation event or event of like import arising under any agreement or instrument giving rise to any Off‑Balance Sheet Liabilities) shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Material Indebtedness, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that the Company offer to redeem or purchase such Indebtedness or other required repurchase or early amortization of such Indebtedness, or permit the holder(s) of such Indebtedness to accelerate the maturity of any such Indebtedness or require a redemption, purchase, early amortization or repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed, amortized or otherwise repurchased by the Company or any of its Subsidiaries (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.
(f)    Involuntary Bankruptcy; Appointment of Receiver, Etc.
(i)    An involuntary case shall be commenced against the Company or any of the Company’s Subsidiaries and the petition shall not be dismissed, stayed, bonded or discharged within forty‑five (45) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of the Company’s Subsidiaries in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.
(ii)    A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of the Company’s Subsidiaries or over all or a substantial part of the property of the Company or any of the Company’s Subsidiaries shall be entered; or an interim receiver, trustee or other custodian of the Company or any of the Company’s Subsidiaries or of all or a substantial part of the property of the Company or any of the Company’s Subsidiaries shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any of the Company’s Subsidiaries shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within forty‑five (45) days after entry, appointment or issuance.
(g)    Voluntary Bankruptcy; Appointment of Receiver, Etc. The Company or any of the Company’s Subsidiaries shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect except for any proceeding to wind up the Toronto office of the business sold pursuant to the E&C Sale (to the extent bankruptcy has been initiated by The Shaw Group Inc. prior to the Transaction Closing Date), (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.
(h)    Judgments and Attachments. Any money judgment(s), writ or warrant of attachment, or similar process against the Company or any of its Subsidiaries or any of their respective assets involving in any single case or in the aggregate an amount in excess of Fifty Million and 00/100 Dollars ($50,000,000) (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage) is or are entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than fifteen (15) days prior to the date of any proposed sale thereunder except for money judgment(s), writ or warrant of attachment, or similar process against the equity interests of NEH obtained by Toshiba, Trustee or bondholders under the 2006 Bond Trust Deed (each capitalized term as defined in the Transaction Agreement).
(i)    Dissolution. Any order, judgment or decree shall be entered against the Company or any Subsidiary decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of forty‑five (45) days; or the Company or any Subsidiary shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement.
(j)    Loan Documents. At any time, for any reason, any Loan Document as a whole that materially affects the ability of the Administrative Agent, or any of the Lenders to enforce the Obligations ceases to be in full force and effect or the Company or any of the Company’s Subsidiaries party thereto seeks to repudiate its obligations thereunder.
(d)    Termination Event. Any Termination Event occurs which the Required Lenders believe is reasonably likely to subject the Company to liability in excess of $50,000,000, except as set forth on Schedule 6.9.
(l)    Waiver of Minimum Funding Standard. If the plan administrator of any Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and any Lender believes the substantial business hardship upon which the application for the waiver is based could reasonably be expected to subject either the Company or any Controlled Group member to liability in excess of $50,000,000.
(m)    Change of Control. A Change of Control shall occur.
(n)    Environmental Matters. The Company or any of its Subsidiaries shall be the subject of any proceeding or investigation (other than in connection with a Product Liability Event) pertaining to (i) the Release by the Company or any of its Subsidiaries of any Contaminant into the environment, (ii) the liability of the Company or any of its Subsidiaries arising from the Release by any other Person of any Contaminant into the environment, or (iii) any violation of any Environmental, Health or Safety Requirements of Law which by the Company or any of its Subsidiaries, which, in any case, has or is reasonably likely to subject the Company to liability individually or in the aggregate in excess of $50,000,000 (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage).

(o)    Guarantor Revocation. Any Guarantor of the Obligations shall terminate or revoke any of its obligations under the applicable Guaranty or breach any of the material terms of such Guaranty.
A Default shall be deemed “continuing” until cured or until waived in writing in accordance with Section 9.2.
ARTICLE IX

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
SECTION 9.1    Termination of Commitments; Acceleration.
(a)    If any Default described in Section 8.1(f) or 8.1(g) occurs with respect to the Company, any Subsidiary Borrower or any Subsidiary Guarantor, the obligations of the Lenders to make Loans hereunder and the obligation of any Issuing Banks to issue Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election, action, presentment, demand, protest or notice of any kind on the part of the Administrative Agent or any Lender, all of which the Borrowers expressly waive. If any other Default occurs, the Required Lenders may terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation of the Issuing Banks to issue Letters of Credit hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers expressly waive. In either case, upon the Obligations becoming so due and payable, each Borrower will also be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Administrative Agent an amount in immediately available funds, which funds shall be held in the Controlled Account, equal to the difference of (x) the amount of L/C Obligations at such time plus the aggregate amount of all fees and expenses that may accrue or arise until all Letters of Credit have expired or been terminated, less (y) the amount on deposit in the Controlled Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the “Collateral Shortfall Amount”).
(b)    If at any time while any Default is continuing, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may make demand on the Borrowers to pay, and the Borrowers will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Controlled Account.
(c)    The Administrative Agent may at any time while any Default is continuing and funds are deposited in the Controlled Account, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by any Borrower to the Administrative Agent, the Lenders or the Issuing Banks under the Loan Documents.

(d)    At any time while any Default is continuing, neither any Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds held in the Controlled Account. After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Controlled Account shall be returned by the Administrative Agent to the Company or paid to whomever may be legally entitled thereto at such time.
SECTION 9.2    Amendments. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and such Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:
(a)    Postpone or extend the Termination Date, the Commitment Termination Date, the expiry date of any Letter of Credit beyond the Termination Date or any other date fixed for any payment of principal of, or interest on, the Loans, the L/C Obligations or any fees or other amounts payable to any Lender (except with respect to (a) any modifications of the provisions relating to amounts, timing or application of optional prepayments of Loans and other Obligations, which modification shall require only the approval of the Required Lenders and (b) a waiver of the application of the default rate of interest pursuant to Section 2.10 hereof which waiver shall require only the approval of the Required Lenders) or amend any provision of Section 2.4(b), in each case, without the consent of each Lender affected thereby.
(b)    Reduce the principal Dollar Amount of any Loans or L/C Obligations, or reduce the rate or extend the time of payment of interest or fees thereon (other than a waiver of the application of the default rate of interest pursuant to Section 2.10 hereof) without the consent of each Lender affected thereby.
(c)    Reduce the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters or amend the definitions of “Required Lenders” or “Pro Rata Share” without the consent of each Lender.
(d)    Increase the amount of the Commitment of any Lender hereunder, increase any Lender’s Pro Rata Share or modify the obligation of any Lender to make a disbursement in its Pro Rata Share thereof, in each case without the consent of such Lender.
(e)    Permit the Company or, other than pursuant to a transaction permitted under the terms of this Agreement, any Subsidiary Borrower to assign its rights under this Agreement without the consent of each Lender.

(f)    Other than pursuant to a transaction permitted by the terms of this Agreement, release any Guarantor from its obligations under the Guaranty without the consent of each Lender.
(g)    Amend Section 13.2, Section 13.3 or this Section 9.2 without the consent of each Lender.
No amendment of any provision of this Agreement relating to (a) the Administrative Agent shall be effective without the written consent of the Administrative Agent, (b) the Swing Line Loans shall be effective without the written consent of the Swing Line Lender and (c) any Issuing Bank shall be effective without the written consent of such Issuing Bank. No amendment to Section 2.22 of this Agreement shall be effective without the written consent of the Administrative Agent, the Swing Line Lender and each Issuing Bank. The Administrative Agent may waive payment of the fee required under Section 14.1(b) without obtaining the consent of any of the Lenders. Notwithstanding anything herein to the contrary, the Administrative Agent may amend the provisions of Exhibits A‑1 and A‑2 from time to time to take into account the effectiveness of assignments made pursuant to Section 14.1 or changes in the Commitments pursuant to Section 2.5 or changes in the identities of the Issuing Banks, provided the failure to do so shall not otherwise affect the rights or obligations of the Lenders or the Borrowers hereunder.
The Administrative Agent may notify the other parties to this Agreement of any amendments to this Agreement which the Administrative Agent reasonably determines to be necessary as a result of the commencement of the third stage of the European Economic and Monetary Union. Notwithstanding anything to the contrary contained herein, any amendments so notified shall take effect in accordance with the terms of the relevant notification.
SECTION 9.3    No Waiver; Cumulative Remedies; Enforcement. No waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the requisite number of Lenders required pursuant to Section 9.2, and then only to the extent in such writing specifically set forth. No failure by any Lender, any Issuing Bank or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The making of a Loan or the issuance of a Letter of Credit notwithstanding the existence of a Default or Unmatured Default or the inability of the Company or any other Borrower to satisfy the conditions precedent to such Loan or issuance of such Letter of Credit shall not constitute any waiver or acquiescence. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law, and shall be available to the Administrative Agent and the Lenders until all of the Termination Conditions shall have been satisfied.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.1 for the benefit of all the Lenders and the Issuing Banks; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Issuing Bank or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Bank or the Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 13.1 (subject to the terms of Section 13.2), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.1 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 13.2, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
ARTICLE X

GUARANTY
SECTION 10.1    Guaranty. (a) For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Lenders to make advances to each Borrower and to issue and participate in Letters of Credit and Swing Line Loans, the Company and each Subsidiary Borrower (collectively, including the Company, the “Borrower Guarantors”) hereby absolutely and unconditionally guarantees prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of each Borrower to the Administrative Agent, the Lenders, the Swing Line Lender, the Issuing Banks, or any of them, under or with respect to the Loan Documents, whether for principal, interest, fees, expenses or otherwise, and all Hedging Obligations of any Borrower owing to any Lender or any Affiliate of any Lender under any Designated Hedging Agreement (collectively, the “Guaranteed Obligations”); provided that Guaranteed Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.
(b)    Without limiting the generality of the foregoing, each Subsidiary Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Lender Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Subsidiary Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Subsidiary Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Guarantors hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents.
SECTION 10.2    Waivers; Subordination of Subrogation.
(a)    Waivers. Each Borrower Guarantor waives notice of the acceptance of this guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives presentment, protest, notice of notices delivered or demand made on any Borrower or action or delinquency in respect of the Guaranteed Obligations or any part thereof, including any right to require the Administrative Agent and the Lenders to sue any Borrower, any other guarantor or any other Person obligated with respect to the Guaranteed Obligations or any part thereof; provided, that if at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any of the Borrowers or otherwise, the Borrower Guarantors’ obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made and whether or not the Administrative Agent or the Lenders are in possession of this guaranty. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with any Borrower Guarantor their assessments of the financial condition of any of the Borrowers.
(b)    Subordination of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full in cash, each Borrower Guarantor (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waives any right to enforce any remedy which the Administrative Agent now has or may hereafter have against any Borrower, any other Guarantor, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person. Should any Borrower Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Borrower Guarantor hereby expressly and irrevocably (a) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that such Borrower Guarantor may have to the indefeasible payment in full in cash of the Guaranteed Obligations and (b) waives any and all defenses available to a surety, guarantor or accommodation co‑obligor until the Guaranteed Obligations are indefeasibly paid in full in cash. Each Borrower Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and shall not limit or otherwise affect any Borrower Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Lenders and their successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 10.2.
SECTION 10.3    Guaranty Absolute. This guaranty is a guaranty of payment and not of collection, is a primary obligation of each Borrower Guarantor and not one of surety, and the validity and enforceability of this guaranty shall be absolute and unconditional irrespective of, and shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (c) any waiver of any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any Person with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, including, without limitation, as a result of a Country Risk Event; (f) the application of payments received from any source to the payment of obligations other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this guaranty even though the Administrative Agent and the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this guaranty; (g) any change in the ownership of any Borrower or the insolvency, bankruptcy or any other change in the legal status of any Borrower; (h) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (i) the failure of the Company or any other Borrower to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this guaranty; (j) the existence of any claim, setoff or other rights which the Company may have at any time against any Borrower, or any other Person in connection herewith or an unrelated transaction; or (k) any other circumstances, whether or not similar to any of the foregoing, which could constitute a defense to a guarantor; all whether or not such Borrower Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (k) of this paragraph. It is agreed that each Borrower Guarantor’s liability hereunder is several and independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that each Guarantor’s liability hereunder may be enforced regardless of the existence, validity, enforcement or non‑enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Borrower of the Guaranteed Obligations in the manner agreed upon between the Borrower and the Administrative Agent and the Lenders.

SECTION 10.4    Acceleration. Each Borrower Guarantor agrees that, as between such Borrower Guarantor on the one hand, and the Lenders and the Administrative Agent, on the other hand, the obligations of each Borrower guaranteed under this Article X may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in Section 9.1 hereof for purposes of this Article X, notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting such Borrower or otherwise) preventing such declaration as against such Borrower and that, in the event of such declaration or automatic acceleration, such obligations (whether or not due and payable by such Borrower) shall forthwith become due and payable by each Borrower Guarantor for purposes of this Article X.
SECTION 10.5    Marshaling; Reinstatement. None of the Lenders nor the Administrative Agent nor any Person acting for or on behalf of the Lenders or the Administrative Agent shall have any obligation to marshal any assets in favor of any Borrower Guarantor or against or in payment of any or all of the Guaranteed Obligations. If any Borrower Guarantor or any other guarantor of all or any part of the Guaranteed Obligations makes a payment or payments to any Lender or the Administrative Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Borrower Guarantor or any other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, each Borrower Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guaranteed Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.
SECTION 10.6    Termination Date. This guaranty is a continuing guaranty and shall remain in effect until the later of (a) the Facility Termination Date, and (b) the date on which all of the Guaranteed Obligations have been paid in full in cash, subject to the proviso in Section 10.2(a).
ARTICLE XI

GENERAL PROVISIONS
SECTION 11.1    Survival of Representations. All representations and warranties made hereunder and in any other Loan Document shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Unmatured Default at the time of the making of any Loan or the issuance, amendment or renewal of any Letter of Credit, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder (other than contingent indemnification obligations for which a claim has not been made) shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
SECTION 11.2    Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Company or any other Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.
SECTION 11.3    Performance of Obligations. The Borrowers agree that the Administrative Agent may, but shall have no obligation to (i) at any time, pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against any property of any Borrower to the extent any such Borrower is required by the terms hereof to pay any such amount, but has not done so and (ii) after the occurrence and during the continuance of a Default, to make any other payment or perform any act required of the Company or any other Borrower under any Loan Document or take any other action which the Administrative Agent in its discretion deems necessary or desirable to protect or preserve such property of the Company. The Administrative Agent shall use its reasonable efforts to give the applicable Borrower notice of any action taken under this Section 11.3 prior to the taking of such action or promptly thereafter provided the failure to give such notice shall not affect the applicable Borrower’s obligations in respect thereof. The Borrowers agree to pay the Administrative Agent, upon demand, the principal amount of all funds advanced by the Administrative Agent under this Section 11.3, together with interest thereon at the rate from time to time applicable to Floating Rate Loans from the date of such advance until the outstanding principal balance thereof is paid in full. If any Borrower fails to make payment in respect of any such advance under this Section 11.3 within one (1) Business Day after the date the applicable Borrower receives written demand therefor from the Administrative Agent, the Administrative Agent shall promptly notify each Lender and each Lender agrees that it shall thereupon make available to the Administrative Agent, in Dollars in immediately available funds, the amount equal to such Lender’s Pro Rata Share of such advance. If such funds are not made available to the Administrative Agent by such Lender within one (1) Business Day after the Administrative Agent’s demand therefor, the Administrative Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. The failure of any Lender to make available to the Administrative Agent its Pro Rata Share of any such unreimbursed advance under this Section 11.3 shall neither relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender’s Pro Rata Share of such advance on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Administrative Agent.
SECTION 11.4    Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.
SECTION 11.5    Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrowers, the Administrative Agent, the Syndication

Agent and the Lenders and supersede all prior agreements and understandings among the Borrowers, the Administrative Agent, the Syndication Agent and the Lenders relating to the subject matter thereof.
SECTION 11.6    Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other Lender (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.
SECTION 11.7    Expenses; Indemnity; Damage Waiver.
(a)    Expenses. The Borrowers shall reimburse the Administrative Agent and each Arranger for any reasonable costs, internal charges and out‑of‑pocket expenses (including reasonable attorneys’ and paralegals’ fees and time charges of attorneys and paralegals for the Administrative Agent or such Arranger, which attorneys and paralegals may be employees of the Administrative Agent or such Arranger) paid or incurred by the Administrative Agent or such Arranger in connection with the preparation, negotiation, execution, delivery, syndication, distribution (including via the internet), review, amendment, modification, and administration of the Loan Documents. The Borrowers also agree to reimburse the Administrative Agent and each Arranger and the Lenders for any costs, internal charges and out‑of‑pocket expenses (including attorneys’ and paralegals’ fees and time charges of attorneys and paralegals for the Administrative Agent and such Arranger and the Lenders, which attorneys and paralegals may be employees of the Administrative Agent or such Arranger or the Lenders) paid or incurred by the Administrative Agent or such Arranger or any Lender in connection with the collection of the Obligations and enforcement of the Loan Documents. In addition to expenses set forth above, the Borrowers agree to reimburse the Administrative Agent, promptly after the Administrative Agent’s request therefor, for each audit, or other business analysis performed by or for the benefit of the Lenders in connection with this Agreement or the other Loan Documents in an amount equal to the Administrative Agent’s then customary charges for each person employed to perform such audit or analysis, plus all costs and expenses (including, without limitation, travel expenses) incurred by the Administrative Agent in the performance of such audit or analysis. Administrative Agent shall provide the Borrowers with a detailed statement of all reimbursements requested under this Section 11.7(a).
(b)    Indemnity. The Borrowers further agree to defend, protect, indemnify, and hold harmless the Administrative Agent, each Arranger and each and all of the Lenders and Issuing Banks, and each of such Administrative Agent’s, Arranger’s, Lender’s or Issuing Bank’s respective Related Parties (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article V) (collectively, the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not any of such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of:
(i)    this Agreement or any of the other Loan Documents, or any act, event or transaction related or attendant thereto or to the making of the Loans, and the issuance of and participation in Letters of Credit hereunder, the management of such Loans or Letters of Credit, the use or intended use of the proceeds of the Loans or Letters of Credit hereunder, or any of the other transactions contemplated by the Loan Documents (including, without limitation, the reliance of any Indemnitee on each notice that such Indemnitee believes in good faith is given by or on behalf of any Borrower); or
(ii)    any liabilities, obligations, responsibilities, losses, damages, personal injury, death, punitive damages, economic damages, consequential damages, treble damages, intentional, willful or wanton injury, damage or threat to the environment, natural resources or public health or welfare, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs of investigation, feasibility or remedial action studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future relating to violation of any Environmental, Health or Safety Requirements of Law arising from or in connection with the past, present or future operations of the Company, its Subsidiaries or any of their respective predecessors in interest, or, the past, present or future environmental, health or safety condition of any respective property of the Company or its Subsidiaries, the presence of asbestos‑containing materials at any respective property of the Company or its Subsidiaries or the Release or threatened Release of any Contaminant into the environment (collectively, the “Indemnified Matters”);
provided, however, no Borrower shall have any obligation to an Indemnitee hereunder with respect to Indemnified Matters caused solely by or resulting solely from the willful misconduct or Gross Negligence of such Indemnitee with respect to the Loan Documents, as determined by the final non‑appealed judgment of a court of competent jurisdiction. If the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the applicable Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.
(c)    Reimbursement by Lenders. To the extent that any Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any Issuing Bank, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Banks, the Swing Line Lender or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ respective Pro Rata Shares (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the applicable Issuing Bank in its capacity as such, the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the applicable Issuing Bank in connection with such capacity or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 12.11.
(d)    Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, and acknowledges that no other Person shall have, any claim against any other party hereto or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the Gross Negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(e)    Survival of Agreements. The obligations and agreements of the Borrowers under this Section 11.7 shall survive the termination of this Agreement and shall survive the resignation of the Administrative Agent, the Swing Line Lender or any Issuing Bank or the replacement of any Lender.
(f)    Payment. All amounts due under the preceding clauses (a) and (b) of this Section 11.7 shall be payable promptly after written demand therefor.
SECTION 11.8    Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.
SECTION 11.9    Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by the Company or any of its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein (“Accounting Changes”), the parties hereto agree, at the Company’s request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Company’s and its Subsidiaries’ financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations and all financial statements and reports required to be delivered hereunder shall be prepared in accordance with Agreement Accounting Principles without taking into account such Accounting Changes. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification 825‑10‑25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any of its Subsidiaries at “fair value”, as defined therein.
SECTION 11.10    Severability of Provisions. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.10, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Swing Line Lender or an Issuing Bank, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
SECTION 11.11    No Advisory or Fiduciary Responsibility. The relationship between the Borrowers and the Lenders and the Administrative Agent shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender undertakes any responsibility to any Borrower to review or inform any Borrower of any matter in connection with any phase of the Borrowers’ business or operations. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrowers, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) each of the Borrowers and the other

Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrowers and the other Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, any Arranger nor any Lender has any obligation to any Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, any Arranger nor any Lender has any obligation to disclose any of such interests to any Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrowers and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, any Arranger or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
SECTION 11.12    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 11.13    CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.
(a)    SUBMISSION TO JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN

ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(b)    WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(c)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN ARTICLE XV. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(d)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(e)    ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF SECTION 11.7 AND THIS SECTION 11.13, WITH ITS COUNSEL.

SECTION 11.14    Other Transactions. Each of the Administrative Agent, the Arrangers, the Lenders, the Swing Line Lender, the Issuing Banks, the Company and the Borrowers acknowledge that the Lenders (or Affiliates of the Lenders) may, from time to time, effect transactions for their own accounts or the accounts of customers, and hold positions in loans or options on loans of the Company, the Company’s Subsidiaries and other companies that may be the subject of this credit arrangement and nothing in this Agreement shall impair the right of any such Person to enter into any such transaction (to the extent it is not expressly prohibited by the terms of this Agreement) or give any other Person any claim or right of action hereunder as a result of the existence of the credit arrangements hereunder, all of which are hereby waived. In addition, certain Affiliates of one or more of the Lenders are or may be securities firms and as such may effect, from time to time, transactions for their own accounts or for the accounts of customers and hold positions in securities or options on securities of the Company, the Company’s Subsidiaries and other companies that may be the subject of this credit arrangement and nothing in this Agreement shall impair the right of any such Person to enter into any such transaction (to the extent it is not expressly prohibited by the terms of this Agreement) or give any other Person any claim or right of action hereunder as a result of the existence of the credit arrangements hereunder, all of which are hereby waived. Each of the Administrative Agent, the Arrangers, the Lenders, the Swing Line Lender, the Issuing Banks, the Company and the Borrowers acknowledges and consents to these multiple roles, and further acknowledges that the fact that any such unit or Affiliate is providing another service or product or proposal therefor to the Company or any of its Subsidiaries does not mean that such service, product, or proposal is or will be acceptable to any of the Administrative Agent, the Arrangers, the Lenders, the Swing Line Lender or the Issuing Banks.
SECTION 11.15    Subordination of Intercompany Indebtedness. Each Borrower Guarantor agrees that any and all claims of such Borrower Guarantor against any other Loan Party with respect to any “Intercompany Indebtedness” (as hereinafter defined) shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations and Hedging Obligations under Hedging Arrangements entered into with the Lenders or any of their Affiliates (“Designated Hedging Agreements”); provided that, and not in contravention of the foregoing, so long as no Default has occurred and is continuing each Borrower Guarantor may make loans to and receive payments in the ordinary course with respect to such Intercompany Indebtedness from another Loan Party to the extent not prohibited by the terms of this Agreement and the other Loan Documents. Notwithstanding any right of any Borrower Guarantor to ask, demand, sue for, take or receive any payment from any other Loan Party, all rights, liens and security interests of any Borrower Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Loan Party shall be and are subordinated to the rights of the holders of the Obligations and the Administrative Agent in those assets. No Borrower Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations (other than contingent indemnity obligations) and the Hedging Obligations under Designated Hedging Agreements shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document or Designated Hedging Agreement have been terminated. If all or any part of the assets of any Loan Party, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Loan Party, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Loan Party is dissolved or if substantially all of the assets of any such Loan Party are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any such Loan Party to any Borrower Guarantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Obligations and Hedging Obligations under Designated Hedging Agreements, due or to become due, until such Obligations and Hedging Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by any Borrower Guarantor upon or with respect to the Intercompany Indebtedness after an Insolvency Event prior to the satisfaction of all of the Obligations (other than contingent indemnity obligations) and Hedging Obligations under Designated Hedging Agreements and the termination of all financing arrangements pursuant to any Loan Document and or Designated Hedging Agreements, such Borrower Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the holders of the Obligations and such Hedging Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of such Persons, in precisely the form received (except for the endorsement or assignment of such Borrower Guarantor where necessary), for application to any of the Obligations and such Hedging Obligations, due or not due, and, until so delivered, the same shall be held in trust by such Borrower Guarantor as the property of the holders of the Obligations and such Hedging Obligations. If any Borrower Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees are irrevocably authorized to make the same. Each Borrower Guarantor agrees that until the Obligations (other than the contingent indemnity obligations) and such Hedging Obligations have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document or any Designated Hedging Agreement have been terminated, no Borrower Guarantor will assign or transfer to any Person (other than the Administrative Agent) any claim such Borrower Guarantor has or may have against any other Loan Party.
SECTION 11.16    Lenders Not Utilizing Plan Assets. None of the consideration used by any of the Lenders to make its Loans constitutes for any purpose of ERISA or Section 4975 of the Code assets of any “plan” as defined in Section 3(3) of ERISA or Section 4975 of the Code and the rights and interests of each of the Lenders in and under the Loan Documents shall not constitute such “plan assets” under ERISA.
SECTION 11.17    Collateral. Each of the Lenders and the Issuing Banks represents to the Administrative Agent, each of the other Lenders and each of the other Issuing Banks that it in good faith is not relying upon any “margin stock” (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.
SECTION 11.18    USA PATRIOT Act, Bank Secrecy Act and Office of Foreign Assets Control. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of each Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the Act. Each Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. In addition, and without limiting the foregoing sentence, each Borrower shall (a) ensure, and cause each Subsidiary, if applicable, to ensure, that no Person who owns a controlling interest in or otherwise controls such Borrower or any Subsidiary is or shall be listed in the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each Subsidiary, if applicable, to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.
SECTION 11.19    Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent, any Issuing Bank or any Lender, or the Administrative Agent, any Issuing Bank or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, any Issuing Bank or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each such Issuing Bank severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the Issuing Banks under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
SECTION 11.20    Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty, by any Specified Loan Party, becomes effective with respect to any Swap Obligation hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 11.20 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 11.20 shall remain in full force and effect until the Obligations (other than contingent indemnity obligations for which no claim is pending) have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

ARTICLE XII

THE ADMINISTRATIVE AGENT
SECTION 12.1    Appointment and Authority. Each of the Lenders and the Issuing Banks hereby irrevocably appoints BofA to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and neither any Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions (except as set forth in Section 12.6(a) with respect to the Company). It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Requirement of Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
SECTION 12.2    Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
SECTION 12.3    Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Unmatured Default has occurred and is continuing;
(b)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(c)    shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.1 and 9.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Unmatured Default unless and until notice describing such Default or Unmatured Default is given in writing to the Administrative Agent by a Borrower, a Lender or an Issuing Bank.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Unmatured Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
SECTION 12.4    Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
SECTION 12.5    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
SECTION 12.6    Resignation of Administrative Agent.
(a)    The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Banks and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above. Notwithstanding anything herein to the contrary, (i) so long as no Default has occurred and is continuing, each such successor Administrative Agent shall be subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed and (ii) whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)    With effect from the Resignation Effective Date (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and Issuing Bank directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than as otherwise provided herein and other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent as of the Resignation Effective Date), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.7 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
(c)    Any resignation by BofA as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Bank and Swing Line Lender. If BofA resigns as an Issuing Bank, it shall retain all the rights, powers, privileges and duties of an Issuing Bank hereunder with respect to all Letters of Credit issued by BofA and outstanding as of the effective date of its resignation as an Issuing Bank and all L/C Obligations with respect thereto, including the right to require the Lenders to make Floating Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 3.3. If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment by the Company of a successor Issuing Bank or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank or Swing Line Lender, as applicable, (b) the retiring Issuing Bank or Swing Line Lender shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to BofA to effectively assume the obligations of BofA with respect to such Letters of Credit.
SECTION 12.7    Non-Reliance on Administrative Agent and Other Lenders. Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
SECTION 12.8    No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers, Syndication Agent or Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Bank hereunder.
SECTION 12.9    Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise
(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 3.8, 2.14 and 11.7) allowed in such judicial proceeding; and
(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.14 and 11.7.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding.
SECTION 12.10    Guaranty Matters. Without limiting the provisions of Section 12.9, the Lenders (including in its capacities as a potential Hedge Bank) and the Issuing Banks irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 12.10.
SECTION 12.11    Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.7(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.7(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.7(c).
SECTION 12.12    Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Requirements of Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Requirements of Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
SECTION 12.13    Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 12.14    Hedge Obligations. Except as otherwise expressly set forth herein, no Hedge Bank that obtains the benefit of the provisions of Section 13.3 or any Guaranty by virtue of the provisions hereof shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of any Guaranty) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article XII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Hedging Obligations under Designated Hedging Arrangements except to the extent expressly provided herein and unless the Administrative Agent has received written notice of such Hedging Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Hedging Obligations under Designated Hedging Arrangements in the case of a termination pursuant to Section 10.6.

ARTICLE XIII

SETOFF; RATABLE PAYMENTS
SECTION 13.1    Setoff. If a Default shall have occurred and be continuing, each Lender, the Issuing Banks and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Banks or any such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the Obligations of such Borrower or such other Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or any Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or Issuing Bank different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Banks and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Banks or their respective Affiliates may have. Each Lender and the Issuing Banks agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 13.2    Ratable Payments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations or Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations or Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
(i)    if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)    the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.22, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to any Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply).
SECTION 13.3    Application of Payments. After the exercise of remedies provided for in Section 9.1 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth therein), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.22(c) and 3.13 and except as otherwise set forth herein, be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article IV) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and letter of credit fees) payable to the Lenders and the Issuing Banks (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Banks and amounts payable under Article IV), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid letter of credit fees and interest on the Loans, L/C Borrowings and other Obligations,

ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Hedging Obligations under Designated Hedging Agreements, ratably among the Lenders, the Issuing Banks and the Hedge Banks, in proportion to the respective amounts described in this clause Fourth held by them;
Fifth, to the Administrative Agent for the account of the Issuing Banks, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrowers; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Requirements of Law;
provided that, Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.
Subject to Section 3.3, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
Notwithstanding the foregoing, Hedging Obligations shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank, as the case may be. Each Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XII for itself and its Affiliates as if a “Lender” party hereto.
SECTION 13.4    Relations Among Lenders.
(a)    No Action Without Consent. Except with respect to the exercise of set‑off rights of any Lender in accordance with Section 12.1, the proceeds of which are applied in accordance with this Agreement, and each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrowers or any other obligor hereunder or with respect to any Loan Document, without the prior written consent of the Required Lenders or, as may be provided in this Agreement or the other Loan Documents, at the direction of the Administrative Agent.
(b)    Not Partners; No Liability. The Lenders are not partners or co‑venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender. The Administrative Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Agreement.
SECTION 13.5    Failure to Make Payment. If and so long as any Lender shall fail to make any payment required to be made by it pursuant to Section 2.2(c), 2.17, 3.3, 12.8 or 13.2, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent, the Swing Line Lender or any Issuing Bank to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section (such amounts so held to be returned to such Lender upon its payment of the aforementioned previously unpaid amounts); in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.
ARTICLE XIV

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
SECTION 14.1    Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void) or (iii) pursuant to a transaction involving a Subsidiary Borrower permitted under this Agreement. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time assign to one or more assignees that are Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts.

(A)    in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; provided that if at the time of such assignment, any Loan made to a Dutch Borrower would be outstanding and the assigning Lender’s Pro Rata Share of any and all of such Loans would in the aggregate with respect to any Dutch Borrower, as of the date of assignment, be more than zero but less than the equivalent in Dollars (calculated on the basis of the Spot Rate of the Administrative Agent as of the date of such assignment) of €100,000, no such assignment shall be made to an assignee which is not a Professional Market Party; provided further that at the request of the assigning Lender at any time prior to a proposed assignment to an assignee other than a Professional Market Party, such Dutch Borrower shall either (1) subject to the prior notice requirements set forth in Section 2.4(a), immediately prepay all Loans made to it or (2) subject to the prior notice requirements set forth in Section 2.7, immediately borrow such amount of Revolving Loans, so that in the case of each of clauses (1) and (2), the assignment would not be restricted by the immediately preceding proviso; and
(B)    in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans ;
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
(A)    the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) a Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;
(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and
(C)    the consent of the Issuing Banks and the Swing Line Lender shall be required for any assignment.
(iv)    Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire in form reasonably satisfactory to the Administrative Agent.
(v)    No Assignment to Certain Persons. No such assignment shall be made (A) to any Borrower or any Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person.
(vi)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Banks or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Requirements of Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14(e), Article IV, and Section 11.7 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrowers (at their expense) shall execute and deliver a promissory note in substantially the form of Exhibit I to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.
(c)    Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations and Swing Line Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or any Borrower or any Borrower’s Affiliates or Subsidiaries ) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Borrowers, the Administrative Agent, the Lenders and the Issuing Bank shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.7(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the proviso to Section 9.2 that affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Section 2.14(e) (subject to the requirements and limitations therein, including the requirements under Section 2.14(e)(vi) (it being understood that the documentation required by Section 2.14(e)(iv) shall be delivered to the participating Lender)) and Article IV to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Section 2.14(e) or Article IV, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 2.19 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.1 as though it were a Lender; provided that such Participant agrees to be subject to Section 13.2 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under any promissory note delivered to it hereunder, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f)    Resignation as Issuing Bank or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time BofA assigns all of its Commitment and Loans pursuant to subsection (b) above, BofA may, (i) upon 30 days’ notice to the Company and the Lenders, resign as an Issuing Bank and (ii) upon 30 days’ notice to the Company and the Lenders, resign as the Swing Line Lender. In the event of any such resignation as Issuing Bank or Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders a successor Issuing Bank or Swing Line Lender hereunder; provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of BofA as Issuing Bank or Swing Line Lender. If BofA resigns as Issuing Bank, it shall retain all the rights, powers, privileges and duties of the Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Bank and all L/C Obligations with respect thereto (including the right to require the Lenders to make Floating Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 3.3). If BofA resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Floating Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.2(c). Upon the appointment of a successor Issuing Bank or Swing Line Lender that has accepted such appointment, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank or Swing Line Lender, as the case may be, and (b) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to BofA to effectively assume the obligations of BofA with respect to such Letters of Credit.
SECTION 14.2    Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), including to any Federal Reserve Bank or central bank in connection with pledges permitted under Section 14.1(e), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.5(b) or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any of the Borrowers and their obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Company or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Company or any of its Subsidiaries which such Person has no reason to believe has any confidentiality or fiduciary obligation to the Company or its Subsidiaries with respect to such Information. For purposes of this Section, “Information” means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Company or any Subsidiary, provided that, in the case of information received from the Company or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Each of the Administrative Agent, the Lenders and the Issuing Banks acknowledges that (a) the Information may include material non-public information concerning the Company or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.
SECTION 14.3    Dissemination of Information. Each Loan Party authorizes each Lender to disclose to any Participant or assignee Lender or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession concerning the Company and its Subsidiaries; provided that prior to any such disclosure, such prospective Transferee shall agree to preserve in accordance with Section 14.2 the confidentiality of any confidential information described therein.
ARTICLE XV

NOTICES
SECTION 15.1    Notices; Effectiveness; Electronic Communication.
(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)    if to the Company or any other Loan Party, the Administrative Agent, the Swing Line Lender or any Issuing Bank, to the address, facsimile number, electronic mail address or telephone number specified for such Person forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties (provided that a notice given to the Company pursuant hereto shall be deemed a notice given to the other Loan Parties); and
(ii)    if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its administrative questionnaire delivered to the Administrative Agent (including, as appropriate, notices delivered solely to the Person designated by a Lender on such administrative questionnaire then in effect for the delivery of notices that may contain material non-public information relating to any Loan Party).
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).
(b)    Electronic Communications. Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuing Bank pursuant to Article II and Article III if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swing Line Lender, the applicable Issuing Bank or the applicable Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c)    The Platform. Each Borrower hereby acknowledges that (i) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders and the Issuing Banks materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Arrangers, the Issuing Banks and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to any Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 14.2); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, any Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials through the Internet.
(d)    Change of Address, Etc. Each of the Borrowers, the Administrative Agent, the Swing Line Lender and Issuing Banks may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Company, the Administrative Agent, the Swing Line Lender and the Issuing Banks. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such

Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Requirements of Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Borrower or its securities for purposes of United States Federal or state securities laws.
(e)    Reliance by Administrative Agent, the Swing Line Lender, Issuing Banks and Lenders. The Administrative Agent, the Swing Line Lender, the Issuing Banks and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic Borrowing/Election Notices and Letter of Credit Applications) purportedly given by or on behalf of the Company or any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Company shall indemnify the Administrative Agent, each Issuing Bank, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
ARTICLE XVI

COUNTERPARTS; INTEGRATION; EFFECTIVENESS
This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or any Issuing Bank, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
[Remainder of This Page Intentionally Blank]

IN WITNESS WHEREOF, the Company, the Borrowers, the Guarantors, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.
CHICAGO BRIDGE & IRON COMPANY N.V., as the Company

By:	CHICAGO BRIDGE & IRON COMPANY B.V.

Its:	Managing Director

By:	_______________________________ Name: Title:
Address:
c/o Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention:    Ronald Ballschmiede, Managing     Director & Chief Financial     Officer
Telephone No.: (832) 513‑1000
Facsimile No.: (832) 513‑1092

CB&I INC., as a Subsidiary Borrower

By:	_______________________________ Name: Title:
Address:
c/o Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention:    Ronald Ballschmiede, Managing     Director & Chief Financial     Officer
Telephone No.: (832) 513‑1000
Facsimile No.: (832) 513‑1092

CBI SERVICES, INC., as a Subsidiary Borrower

By:	_______________________________ Name: Title:
Address:
c/o Chicago Bridge & Iron Company
(Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention:    Ronald Ballschmiede, Managing     Director & Chief Financial     Officer
Telephone No.: (832) 513‑1000
Facsimile No.: (832) 513‑1092

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as a Subsidiary Borrower

By:	_______________________________ Name: Title:
Address:
c/o Chicago Bridge & Iron Company
(Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention:    Ronald Ballschmiede, Managing
    Director & Chief Financial     Officer
Telephone No.: (832) 513‑1000
Facsimile No.: (832) 513‑1092

CHICAGO BRIDGE & IRON COMPANY B.V., as a Subsidiary Borrower

By:	_______________________________ Name: Title:
Address:
c/o Chicago Bridge & Iron Company
(Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention:    Ronald Ballschmiede, Managing
    Director & Chief Financial    Officer
Telephone No.: (832) 513‑1000
Facsimile No.: (832) 513‑1092

CHICAGO BRIDGE & IRON COMPANY, as a Subsidiary Borrower

By:	_______________________________ Name: Title:
Address:
c/o Chicago Bridge & Iron Company
(Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention:    Ronald Ballschmiede, Managing
    Director & Chief Financial    Officer
Telephone No.: (832) 513‑1000
Facsimile No.: (832) 513‑1092

BANK OF AMERICA, N.A., as Administrative Agent and as a Lender

By:	_______________________________ Name: Title:
Notice Address:
Attention:
Telephone:
Facsimile:
Lending Installation Address:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Syndication Agent and as a Lender

By:	_________________________ Name: Title:

By:	_________________________ Name: Title:
Notice Address:
Attention:
Telephone:
Facsimile:
Lending Installation Address:

BNP PARIBAS, as a Documentation Agent and as a Lender

By:	_________________________ Name: Title:

By:	_________________________ Name: Title:
Notice Address:

Attention:
Telephone:
Facsimile:
Lending Installation Address:

THE ROYAL BANK OF SCOTLAND PLC, as a Documentation Agent and as a Lender

By:	______________________________ Name: Title:
Notice Address:

Attention:
Telephone:
Facsimile:
Lending Installation Address:

COMPASS BANK,
as a Documentation Agent and as a Lender

By:	______________________________ Name: Title:
Notice Address:

Attention:
Telephone:
Facsimile:
Lending Installation Address:

BMO HARRIS BANK, N.A., as a Documentation Agent and as a Lender

By:	______________________________ Name: Title:
Notice Address:

Attention:
Telephone:
Facsimile:
Lending Installation Address:

EXHIBIT B

SUBSIDIARY GUARANTY 1
THIS SUBSIDIARY GUARANTY (this “Guaranty”) is made as of the 21st day of December, 2012, by CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation, and the undersigned Subsidiaries (collectively, the “Initial Guarantors” and along with any additional Subsidiaries which become parties to this Guaranty by executing a Supplement hereto in the form attached as Annex I, the “Guarantors”) in favor of the Administrative Agent under (and as defined in) the Revolving Credit Agreement referred to below.

WITNESSETH:

WHEREAS, CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation, (the “Initial Borrower”), and the other Subsidiary Borrowers (together with the Initial Borrower, the “Borrowers”), the institutions from time to time parties thereto as lenders (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”), have entered into a certain Revolving Credit Agreement dated as of December 21, 2012 (as may be amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Revolving Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to the Borrowers;

WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under the Revolving Credit Agreement that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors shall guarantee the payment when due of all “Obligations” (as defined in the Revolving Credit Agreement), including, without limitation, all principal, interest and other amounts that shall be at any time payable by the Borrowers under the Revolving Credit Agreement or the other Loan Documents, and all Hedging Obligations to which any Lender shall be a counterparty (each a “Designated Hedging Agreement”); and
WHEREAS, in consideration of the direct and indirect financial and other support that one or more of the Borrowers has provided, and such direct and indirect financial and other support as the Borrowers may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Revolving Credit Agreement, each of the Guarantors is willing to guarantee the Obligations of the Borrowers under the Revolving Credit Agreement and the other Loan Documents and all Hedging Obligations under any Designated Hedging Agreements;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I.    Definitions. Terms defined in the Revolving Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

1 This version is a composite Subsidiary Guaranty containing all changes pursuant to Amendment No. 1 dated as of October 28, 2013.

II.    Representations, Warranties and Covenants. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making, conversion or continuation of any Loan or issuance of any Letter of Credit) that:

(1)
It is a corporation, partnership limited liability company or establishment (or for certain entities organized under the laws of Liechtenstein, a legal entity in the form of “Anstalt” under the laws of Liechtenstein) duly and properly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has all requisite authority to conduct its business as a foreign Person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a Material Adverse Effect.

(2)
It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by each of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(3)
Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by‑laws, limited liability company or partnership agreement (as applicable) or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, (ii) or conflict with or constitute a default thereunder, except such interference or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien in, of or on its property pursuant to the terms of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize, or is required in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability against it of, this Guaranty.

In addition to the foregoing, each of the Guarantors covenants that, so long as any Lender has any Commitment outstanding under the Revolving Credit Agreement or any amount payable under the Revolving Credit Agreement or any other Obligations (other than contingent Obligations to the extent no claim giving rise thereto has been asserted) shall remain unpaid, it will, and, if necessary, will enable the Borrowers to, fully comply with those covenants and agreements of the Borrowers applicable to such Guarantor set forth in the Revolving Credit Agreement.
III.    The Guaranty.
(a) For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Lenders to make advances to each Borrower and to issue and participate in Letters of Credit and Swing Line Loans, the Guarantors hereby absolutely and unconditionally guarantees prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of each Borrower to the Administrative Agent, the Lenders, the Swing Line Lender, the Issuing Banks, or any of them, under or with respect to the Loan Documents, whether for principal, interest, fees, expenses or otherwise, and all Hedging Obligations of any Borrower owing to any Lender or any Affiliate of any Lender under any Designated Hedging Agreement (collectively, the “Guaranteed Obligations”); provided that the Guaranteed Obligations shall exclude any Excluded Swap Obligations.

(b)     Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Lender Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Subsidiary Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Subsidiary Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Guarantors hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents.

IV.    Waivers; Subordination of Subrogation.
(a)    Waivers. Each Guarantor waives notice of the acceptance of this guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives presentment, protest, notice of notices delivered or demand made on any Borrower or action or delinquency in respect of the Guaranteed Obligations or any part thereof, including any right to require the Administrative Agent and the Lenders to sue any Borrower, any other guarantor or any other Person obligated with respect to the Guaranteed Obligations or any part thereof; provided, that if at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any of the Borrowers or otherwise, the Guarantors’ obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made and whether or not the Administrative Agent or the Lenders are in possession of this guaranty. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with any Guarantor their assessments of the financial condition of any of the Borrowers.
(b)    Subordination of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full in cash, each Guarantor (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waives any right to enforce any remedy which the Administrative Agent now has or may hereafter have against any Borrower, any other Guarantor, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (a) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that such Guarantor may have to the indefeasible payment in full in cash of the Guaranteed Obligations and (b) waives any and all defenses available to a surety, guarantor or accommodation co obligor until the Guaranteed Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and shall not limit or otherwise affect any Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Lenders and their successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section IV.

V.    Guaranty Absolute. This guaranty is a guaranty of payment and not of collection, is a primary obligation of each Guarantor and not one of surety, and the validity and enforceability of this guaranty shall be absolute and unconditional irrespective of, and shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (c) any waiver of any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any Person with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, including, without limitation, as a result of a Country Risk Event; (f) the application of payments received from any source to the payment of obligations other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this guaranty even though the Administrative Agent and the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this guaranty; (g) any change in the ownership of any Borrower or the insolvency, bankruptcy or any other change in the legal status of any Borrower; (h) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (i) the failure of the Company or any other Borrower to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this guaranty; (j) the existence of any claim, setoff or other rights which the Company may have at any time against any Borrower, or any other Person in connection herewith or an unrelated transaction; or (k) any other circumstances, whether or not similar to any of the foregoing, which could constitute a defense to a guarantor; all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (k) of this paragraph. It is agreed that each Guarantor’s liability hereunder is several and independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that each Guarantor’s liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Borrower of the Guaranteed Obligations in the manner agreed upon between the Borrower and the Administrative Agent and the Lenders.

VI.    Acceleration. Each Guarantor agrees that, as between such Guarantor on the one hand, and the Lenders and the Administrative Agent, on the other hand, the obligations of each Borrower guaranteed under this Guaranty may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in Section 9.1 of the Revolving Credit Agreement for purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting such Borrower or otherwise) preventing such declaration as against such Borrower and that, in the event of such declaration or automatic acceleration, such obligations (whether or not due and payable by such Borrower) shall forthwith become due and payable by each Guarantor for purposes of this Guaranty.
VII.    Marshaling; Reinstatement. None of the Lenders nor the Administrative Agent nor any Person acting for or on behalf of the Lenders or the Administrative Agent shall have any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Guaranteed Obligations. If any Guarantor or any other guarantor of all or any part of the Guaranteed Obligations makes a payment or payments to any Lender or the Administrative Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Guarantor or any other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, each Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guaranteed Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.
VIII.    Termination Date. This Guaranty is a continuing guaranty and shall remain in effect until the later of (a) the Facility Termination Date, and (b) the date on which all of the Guaranteed Obligations have been paid in full in cash, subject to the proviso in Section IV(a).
IX.    Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Article XV of the Revolving Credit Agreement with respect to the Administrative Agent at its notice address therein and with respect to any Guarantor at the address set forth below or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of such Article XV.

        Notice Address for Guarantors:
c/o Chicago Bridge & Iron Company
        One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attn: Ronald Ballschmiede, Managing Director & Chief Financial
Officer
Fax: (832) 513-1092

X.    No Waivers. No failure or delay by the Administrative Agent or any holders of Guaranteed Obligations in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Revolving Credit Agreement, any Designated Hedging Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.
XI.    Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the holders of Guaranteed Obligations and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of all of the Lenders, and any such assignment in violation of this Section XI shall be null and void; and in the event of an assignment of any amounts payable under the Revolving Credit Agreement, any Designated Hedging Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.
XII.    Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent with the consent of the Required Lenders under the Revolving Credit Agreement).
XIII.    GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
XIV.    CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

(A) EXCLUSIVE JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN

OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(b)    WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(c)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN ARTICLE XV OF THE REVOLVING CREDIT AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(d)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(e)    ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS GUARANTY AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION XIV, WITH ITS COUNSEL.

XV.    Taxes, Expenses of Enforcement, etc.

A.	Taxes.

(1)
Any and all payments by any of the Guarantors hereunder (whether in respect of principal, interest, fees or otherwise) shall be subject to Section 2.14(e) of the Revolving Credit Agreement as if such payments were made by a Borrower, mutatis mutandis.

(2)
Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section XV(A) shall survive the payment in full of all Guaranteed Obligations and the termination of this Guaranty.

B.
Expenses of Enforcement, Etc. The Guarantors agree to reimburse the Administrative Agent and the holders of Obligations for any out‑of‑pocket expenses (including fees, charges and disbursements of any counsel for the Administrative Agent and the holders of Obligations) in accordance with Section 11.7 of the Revolving Credit Agreement.

XVI.    Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from any Guarantor hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main office in New York City, New York on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of each Guarantor in respect of any sum due to the Administrative Agent, for itself and the other Lenders, hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in such other currency the Administrative Agent may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to the Administrative Agent, on behalf of itself or any Lender, in the specified currency, each Guarantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent against such loss.
XVII.    Setoff. Each Guarantor agrees to the terms of Article XIII of the Revolving Credit Agreement, which is incorporated herein by reference, as if it were an original party thereto.

XVIII.    Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the holders of Obligations or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any holder of Obligations or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such holder of Obligations or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such holder of Obligations or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.
XIX.    Severability. If any provision of this Guaranty or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
XX.    Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any holder of Obligations or the Administrative Agent.

XXI.    Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

XXII.    Keepwell. Each Loan Party that is a Qualified ECP Guarantor, at the time the guaranty hereunder, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section XXII voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Facility Termination Date. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

“Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.
XXIII.    Limitations for the Liechtenstein Guarantor
The amounts payable according to the terms of this Guaranty by a Guarantor incorporated under the laws of Liechtenstein (a “Liechtenstein Guarantor) are limited as follows:
If a payment in fulfillment of the Guaranteed Obligations would, at the time payment is due, not be permitted under Art. 545 (2) of the Liechtenstein Company Act (Personen- und Gesellschaftsrecht) or similar provisions prohibiting capital repayment or restricting profit distributions, then such Guaranteed Obligations and payment amounts are limited to the amount permitted to be paid in accordance with such provisions.
Such limited amount shall, however, at no time be less than the distributable net assets (verfügbarer Reingewinn) available for distribution to the shareholders of the respective Liechtenstein Guarantor in accordance with Art. 545 (2) of the Liechtenstein Company Act (Personen- und Gesellschaftsrecht) and the provisions of its articles of association and by-laws (net of taxes, if applicable) at any time payment under or pursuant to this Guaranty is requested from the respective Liechtenstein Guarantor (from time to time each a “Minimum Guaranty Amount”).
The limitations set out herein (as may apply) shall not (generally or definitively) free the Liechtenstein Guarantor from payment obligations hereunder in excess thereof, but merely postpone the payment date therefore until such times as payment is again possible in accordance with the above mentioned limitations.
In order to allow the Lenders to obtain a maximum benefit under and of this Guaranty, the Liechtenstein Guarantor undertakes to promptly implement all such measures and/or to promptly procure the fulfillment of all prerequisites allowing it to make the (requested) payment(s) hereunder, including the following:
(a)preparation of an audited interim balance sheet (geprüfter Zwischenabschluss) of the Liechtenstein Guarantor;
(b)    confirmation of the auditors of the relevant Liechtenstein Guarantor that the relevant Minimum Guaranty Amount represents (the maximum of) freely distributable profits (verfügbarer Reingewinn);
(c)    approval by a shareholder(s) meeting (Gründerrechtversammlung) of the Liechtenstein Guarantor of the (resulting) profit distribution in the amount of the Minimum Guarantee Amount; and
(d)    all such other measures necessary or useful to allow the Liechtenstein Guarantor to make the payments agreed hereunder with a minimum of limitation, including the conversion of unnecessary restricted reserves into distributable reserves.
For the avoidance of doubt, the limitations hereinbefore referred to shall not lead to an obligation of the Liechtenstein Guarantor to decrease its statutory capital (Anstaltskapital) or statutory reserves (statutarischer Reservefonds).

IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY a Delaware corporation

By: __________________________
Name:
Title:
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By: __________________________
Name:
Title:
CB&I TYLER COMPANY

By: __________________________
Name:
Title:
CB&I INC.

By: __________________________
Name:
Title:

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation

By: __________________________
Name:
Title:
A&B BUILDERS, LTD.
By: __________________________
Name:
Title:

ASIA PACIFIC SUPPLY COMPANY

By: __________________________
Name:
Title:

CBI AMERICAS LTD.
By: __________________________
Name:
Title:

CSA TRADING COMPANY, LTD.
By: __________________________
Name:
Title:

CB&I WOODLANDS L.L.C.
By: __________________________
Name:
Title:

CBI COMPANY LTD.
By: __________________________
Name:
Title:

CENTRAL TRADING COMPANY, LTD.

By: __________________________
Name:
Title:
CONSTRUCTORS INTERNATIONAL, L.L.C.

By: __________________________
Name:
Title:
HBI HOLDINGS, L.L.C.

By: __________________________

Name:
Title:

HOWE-BAKER INTERNATIONAL, L.L.C.

By: __________________________
Name:
Title:
HOWE-BAKER ENGINEERS, LTD.

By: __________________________
Name:
Title:
HOWE-BAKER HOLDINGS, L.L.C.

By: __________________________
Name:
Title:
HOWE-BAKER MANAGEMENT, L.L.C.

By: __________________________
Name:
Title:
HOWE-BAKER INTERNATIONAL MANAGEMENT L.L.C.

By: __________________________
Name:
Title:
MATRIX ENGINEERING, LTD.

By: __________________________
Name:
Title:
MATRIX MANAGEMENT SERVICES, L.L.C.

By: __________________________

Name:
Title:
OCEANIC CONTRACTORS, INC.

By: __________________________
Name:
Title:

CBI VENEZOLANA, S.A.

By: __________________________
Name:
Title:

CBI MONTAJES DE CHILE LIMITADA

By: __________________________
Name:
Title:
CBI CONSTRUCCIONES S.A.

By: __________________________
Name:
Title:
CB&I (EUROPE) B.V.

By: __________________________
Name:
Title:
CBI EASTERN ANSTALT

By: __________________________
Name:
Title:
CBI LUXEMBOURG S.a.r.L.

By: __________________________

Name:
Title:
CMP HOLDINGS B.V.
By: __________________________
Name:
Title:

Executed by CBI Constructors Pty Ltd ACN 000 612 411 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

CBI ENGINEERING AND CONSTRUCTION CONSULTANT (SHANGHAI) CO. LTD.

By: __________________________
Name:
Title:
CBI (PHILIPPINES), INC.

By: __________________________
Name:
Title:

CBI OVERSEAS, LLC

By: __________________________
Name:
Title:

CBI CONSTRUCTORS (PNG) PTY. LIMITED

By: __________________________
Name:
Title:
CBI CONSTRUCTORS LIMITED

By: __________________________
Name:
Title:

CBI HOLDINGS (U.K.) LIMITED

By: __________________________
Name:
Title:
CB&I UK LIMITED

By: __________________________
Name:
Title:
CB&I LUMMUS CREST LTD.

By: __________________________
Name:
Title:
CB&I MALTA LIMITED

By: __________________________
Name:
Title:

LUTECH RESOURCES LIMITED

By: __________________________
Name:
Title:
NETHERLANDS OPERATING COMPANY B.V.

By: __________________________
Name:
Title:
CB&I NETHERLAND B.V.
By: __________________________
Name:
Title:

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By: __________________________
Name:
Title:

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By: __________________________
Name:
Title:

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By: __________________________
Name:
Title:

CHICAGO BRIDGE & IRON (ANTILLES) N.V.
By: __________________________
Name:
Title:

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By: __________________________
Name:
Title:
LEALAND FINANCE COMPANY B.V.

By: __________________________
Name:
Title:

CB&I FINANCE COMPANY LIMITED
By: __________________________
Name:
Title:

CB&I OIL & GAS EUROPE B.V.

By: __________________________
Name:
Title:

CBI COLOMBIANA S.A.

By: __________________________
Name:
Title:

CHICAGO BRIGE & IRON COMPANY B.V.

By: __________________________
Name:
Title:

LUMMUS INTERNATIONAL CORPORATION

By: __________________________
Name:
Title:

HUA LU ENGINEERING CO., LTD.

By: __________________________
Name:
Title:

LUMMUS CATALYST COMPANY LTD.

By: __________________________
Name:
Title:

LUMMUS OVERSEAS CORPORATION

By: __________________________
Name:
Title:

CATALYTIC DISTILLATION TECHNOLOGIES

By: __________________________
Name:
Title:

LUMMUS TECHNOLOGY, INC.

By: __________________________
Name:
Title:

CBI SERVICES, INC.

By: __________________________
Name:
Title:

WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED

By: __________________________
Name:
Title:

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By: __________________________
Name:
Title:

LUMMUS NOVOLEN TECHNOLOGY GMBH

By: __________________________
Name:
Title:

CB&I LUMMUS GMBH

By: __________________________
Name:
Title:

CB&I LUMMUS S.R.O.

By: __________________________
Name:
Title:

CBI PERUANA S.A.C.

By: __________________________
Name:
Title:

HORTON CBI LIMITED

By: __________________________
Name:
Title:

CB&I (NIGERIA) LIMITED

By: __________________________
Name:
Title:

CB&I SINGAPORE PTE LTD.

By: __________________________
Name:
Title:

SHAW NORTH CAROLINA, INC.
By: __________________________
Name:
Title:

SHAW ALLOY PIPING PRODUCTS, LLC
By: __________________________
Name:
Title:

SHAW SUNLAND FABRICATORS, LLC
By: __________________________
Name:
Title:

SHAW CONSTRUCTORS, INC.
By: __________________________
Name:
Title:

STONE & WEBSTER CONSTRUCTION, INC.
By: __________________________
Name:
Title:

STONE & WEBSTER, INC.
By: __________________________
Name:
Title:

STONE & WEBSTER ASIA, INC.
By: __________________________
Name:
Title:

SHAW ENVIRONMENTAL, INC.
By: __________________________
Name:
Title:

SHAW OVERSEAS (FAR EAST), LTD.
By: __________________________
Name:
Title:

THE SHAW GROUP INC.
By: __________________________
Name:
Title:

ANNEX I

FORM OF SUPPLEMENT TO SUBSIDIARY GUARANTY

[_________] [__], 20[__]
Bank of America, N.A., as Administrative Agent
[Address of Administrative Agent]

Attention: [_________]
Ladies and Gentlemen:

Reference is hereby made to the Guaranty (the “Guaranty”) made as of the 21st day of December, 2012, by CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation and the undersigned Subsidiaries (the “Initial Guarantors” and along with any additional Subsidiaries which become parties to such Guaranty by executing a Supplement thereto in the form attached as Annex I, the “Guarantors”) in favor of the Administrative Agent under the Revolving Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] (the “New Guarantor”), agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof. [Notwithstanding any other provision herein or in the Guaranty to the contrary, the liability of the New Guarantor under the Guaranty shall not exceed [the amount that may be guaranteed under applicable Requirements of Law (including without limitation the Uniform Fraudulent Conveyance Act and the Uniform Fraudulent Transfer Act) multiplied by the percentage of Guarantor’s outstanding Capital Stock or interest in the profits owned, in each case, by the Company and its Subsidiaries.]2

IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Supplement to Subsidiary Guaranty counterpart to the Guaranty as of this __________ day of _________, ____.

[NAME OF NEW GUARANTOR]

By:____________________________________
Name:____________________________________
Title:__________________________________

2 To be included for Joint Ventures (See Section 7.2(k)(v) of the Revolving Credit Agreement.)

EXHIBIT G

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ,

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:

Reference is made to that certain Revolving Credit Agreement, dated as of December 21, 2012 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Chicago Bridge & Iron Company N.V. (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation (“Initial Borrower”), the other Loan Parties party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Issuing Bank.

The undersigned Authorized Officer hereby certifies as of the date hereof that he/she is the                              of the Company, and that, in such capacity, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.    The Company has delivered the year-end audited financial statements required by Section 7.1(a)(ii) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.    The Company has delivered the unaudited financial statements required by Section 7.1(a)(i) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the consolidated financial position of the Company and its Subsidiaries and the results of operations and cash flows of the Company and its Subsidiaries in accordance with Agreement Accounting Principles as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.    The undersigned has reviewed the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition of the Company during the accounting period covered by such financial statements.

3.    The financial covenant analyses and information set forth on Schedules 1, 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of

            ,         .
CHICAGO BRIDGE & IRON COMPANY N.V.

By:	CHICAGO BRIDGE & IRON COMPANY B.V.
Its:    Managing Director

By: ________________________
Name:
Title:

For the Quarter/Year ended ___________________ (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.4 (a) – Maximum Leverage Ratio.

A.	Adjusted Indebtedness at Statement Date: $

B.	EBITDA (see Schedule 2) for four consecutive fiscal quarters
ending on above date (“Subject Period”):    $

C.	Leverage Ratio (Line I.A ÷ Line I.B): to 1.00

Maximum permitted:	3.00 to 1.00

II.	Section 7.4(b) – Minimum Fixed Charge Coverage Ratio.

A.	Consolidated Net Income Available for Fixed Charges:
1.    Consolidated Net Income for Subject Period:    $
2.    Provision for income taxes for Subject Period:    $
3.    Consolidated Fixed Charges for Subject Period:    $
4.    Dividends and distributions received in cash during Subject
Period:                $
5.    Retention bonuses paid to officers, directors and employees of the Company and its Subsidiaries in connection with the
Transaction (not to exceed $25,000,000) for Subject Period:    $
6.    Fees, charges and expenses incurred in connection with the
Transaction, the transactions related thereto, and any related

1 Commencing on the NPA Amendment Date and continuing thereafter and not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreement as amended on the NPA Amendment Date) of EBITDA of the Company pursuant to clauses (a) through (i) of the definition thereof for the period of twelve (12) prior consecutive months.
2 For each period following the date of the Shaw Acquisition until four full fiscal quarters have passed, Interest Expense is calculated by multiplying the Interest Expense for the first full quarter by 4, and the next two full quarters by 2 and the next three full fiscal quarters by 4/3.

issuance of Indebtedness or equity whether or not successful for Subject Period:        $
7.    Restructuring and integration charges, fees and expenses
incurred in connection with the Transaction during Subject
Period:                $
8.    Non-cash compensation expenses for management or
employees for Subject Period:    $
9.    Expenses incurred in connection with the Shaw Acquisition
and relating to termination and severance as to, or relocation of, officers, directors and employees (not exceeding
$110,000,000) for Subject Period:    $
10.    Equity earnings booked or recognized by the Company or
any of its Subsidiaries from Eligible Joint Ventures
for Subject Period:1        $
11.    Consolidated Net Income Available for Fixed Charges
(Lines II.A1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 + 10)
for Subject Period:        $

B.	Consolidated Fixed Charges for Subject Period: $
1.    Consolidated Long-Term Lease Rentals for Subject Period:    $
2.    Consolidated Interest Expense for the Subject Period:2    $
3.    Consolidated Fixed Charges for Subject Period
(Lines II.B1 + 2):            $

C.	Fixed Charge Coverage Ratio (Line II.A11 ÷ Line II.B3): to 1.00

Minimum required:	1.75 to 1.00

1 Commencing on the NPA Amendment Date and continuing thereafter and not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreement as amended on the NPA Amendment Date) of EBITDA of the Company pursuant to clauses (a) through (i) of the definition thereof for the period of twelve (12) prior consecutive months.
2 For each period following the date of the Shaw Acquisition until four full fiscal quarters have passed, Interest Expense is calculated by multiplying the Interest Expense for the first full quarter by 4, and the next two full quarters by 2 and the next three full fiscal quarters by 4/3.

III.	Section 7.4 (c) – Minimum Consolidated Net Worth.

A.	Consolidated Net Worth at Statement Date: $

B.	75% of the actual net worth of the Company and its Subsidiaries
as of September 30, 2013:        $

C.	50% the sum of Consolidated Net Income (if positive) earned in each fiscal quarter, commencing with the fiscal quarter ending on
December 31, 2013:            $

D.	Minimum Consolidated Net Worth (Lines III.B + III.C): $

E.	Minimum amount of Consolidated Net Worth that the Company
shall be required to maintain under any instrument, agreement or
indenture pertaining to any Material Indebtedness:    $

F.	Greater of Line III.D and Line III.E $

G.	Excess (deficient) for covenant compliance (Line III.A – III.F): $

1 Commencing on the NPA Amendment Date and continuing thereafter and not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreement as amended on the NPA Amendment Date) of EBITDA of the Company pursuant to clauses (a) through (i) of the definition thereof for the period of twelve (12) prior consecutive months.
2 For each period following the date of the Shaw Acquisition until four full fiscal quarters have passed, Interest Expense is calculated by multiplying the Interest Expense for the first full quarter by 4, and the next two full quarters by 2 and the next three full fiscal quarters by 4/3.

For the Quarter/Year ended ___________________ (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

EBITDA
(in accordance with the definition of EBITDA
as set forth in the Agreement)

EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
(i)(1) Consolidated Net Income
(2) + Interest Expense
(3) + charges against income for foreign, federal, state and local taxes to the extent deducted
(4) + non-recurring non-cash charges (excluding any charge that becomes, or is expected to become, a cash charge) to the extent deducted
(5) + extraordinary losses to the extent deducted
(6) - non-recurring non-cash credits to the extent added
(7) - extraordinary gains to the extent added
(ii) + depreciation expense
(iii) + amortization expense

3 Such add-back to commence on the NPA Amendment Date and continue thereafter and not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreement, as amended on the NPA Amendment Date) of EBITDA of the Company pursuant to clauses (a) through (i) of this definition for the period of twelve (12) prior consecutive months.

EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
(iv) + non-cash compensation expenses for management or employees to the extent deducted
(v) + to the extent not already included, dividends distributions actually received in cash received from Persons other than Subsidiaries
(vi) + retention bonuses paid in connection with the Transaction not to exceed $25,000,000
(vii) + charges, fees and expenses incurred in connection with the Transaction
(viii) + charges, fees and expenses incurred in connection with restructuring and integration activities in connection with the Transaction

3 Such add-back to commence on the NPA Amendment Date and continue thereafter and not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreement, as amended on the NPA Amendment Date) of EBITDA of the Company pursuant to clauses (a) through (i) of this definition for the period of twelve (12) prior consecutive months.

EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
(ix) + expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000
(x) + [3] equity earnings booked or recognized by the Company or any of its Subsidiaries from Eligible Joint Ventures
= Consolidated EBITDA

3 Such add-back to commence on the NPA Amendment Date and continue thereafter and not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreement, as amended on the NPA Amendment Date) of EBITDA of the Company pursuant to clauses (a) through (i) of this definition for the period of twelve (12) prior consecutive months.

SCHEDULE 3
Eligible Joint Ventures

[INCLUDE LISTING OF ELIGIBLE JOINT VENTURES]